As filed with the Securities and Exchange Commission on July 7, 2005
Securities Act Registration No. 333-118925
Investment Company Registration No. 811-21632

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2/A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933      ☑
Pre-Effective Amendment No. 3     ☑
Post-Effective Amendment No.       ☐
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940      ☑
Amendment No. 3      ☑
Kiewit Investment Fund LLLP
(Exact Name of Registrant as Specified in Charter)
73 Tremont Street
Boston, MA 02108
(Address of Principal Executive Offices)
(800) 443-4306
(Registrant’s Telephone Number, including
Area Code)
Robert L. Giles, Jr.
73 Tremont Street
Boston, MA 02108
(Name and Address of Agent for Service)
Copies to:

Tobin A. Schropp, Esq. Peter Kiewit Sons’, Inc. Kiewit Plaza Omaha, Nebraska 68131	Thomas A. DeCapo, Esq. Skadden, Arps, Slate, Meagher & Flom LLP One Beacon Street, 31st Floor Boston, Massachusetts 02108
      Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
      If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.     ☑
      It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).     ☐
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum
Title of Securities Being	Amount Being	Offering	Aggregate	Amount of
Registered	Registered	Price per Unit	Offering Price	Registration Fee

Limited Partnership Units	24,666.67	$15,000	$370,000,050(1)	$43,550.00	(2)

(1)	Estimated solely for the purpose of calculating the registration fee.

(2)	$3,157.92 has been previously paid.

      The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 7, 2005
PROSPECTUS
KIEWIT INVESTMENT FUND LLLP
24,667 UNITS OF LIMITED PARTNERSHIP INTEREST
     The Fund. Kiewit Investment Fund LLLP is a recently formed Delaware limited liability limited partnership (the “Fund”), registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is organized as an “employees’ securities company” under the 1940 Act and has filed an application for an order from the Securities Exchange Commission (the “Commission” or the “SEC”) exempting the Fund, from certain provisions of the 1940 Act. The Fund’s principal offices are at 73 Tremont Street, Boston Massachusetts 02108. Its telephone number is (800) 443-4306.
     Investment Objective. The Fund’s investment objective is long term capital growth with consideration given to consistency of returns. There is no assurance that the Fund will achieve its investment objective.
     Investment Adviser. Offit Hall Capital Management LLC (the “Adviser”) serves as the Fund’s investment adviser and provides investment management services to the Fund. The Adviser is responsible for developing, implementing and supervising the Fund’s investment program, subject to the supervision of the Fund’s Board of Directors. The Adviser has substantial investment management experience and, as of March 31, 2005, had more than $16.4 billion under advisement for 108 clients. Other than the Fund, the Adviser has no clients that are registered investment companies and has no experience managing registered investment companies.
     Investment Program. The Adviser intends to (i) recommend third-party investment advisers (each a “Sub-Adviser”) to invest the Fund’s assets directly on the Fund’s behalf and (ii) invest the Fund’s assets directly in public mutual funds and private investment funds managed by third parties (each such public mutual fund and private investment fund in which the Fund invests is referred to as a “Portfolio Fund”). Under normal market conditions, the Fund’s assets will be invested in a variety of securities which will include U.S. and non-U.S. equities and fixed income instruments, and Portfolio Funds, including private investment funds commonly known as “hedge funds.” The Fund may also invest in derivative securities, equity-related instruments, currencies, financial futures, debt-related instruments or Portfolio Funds that are private equity/venture capital funds, real estate funds or commodities funds.
     Investor Eligibility. The Fund is designed as a long-term investment vehicle primarily for current full-time and certain former employees of Peter Kiewit Sons’, Inc. (“Kiewit”) and its affiliated companies who are or were holders of Kiewit’s $0.01 par value common stock and members of such persons’ immediate family. Kiewit has retained Linsco Private Ledger Corp., through its investment adviser representatives at Carson Wealth Management Group (the “Investment Professional”), to be available to consult with each potential investor in the Fund. Prior to making a decision to invest in the Fund, you are strongly encouraged to consult to the full extent you feel appropriate with the Investment Professional concerning the potential benefits and risks of investing in the Fund and concerning the appropriateness of an investment in the Fund in light of your particular circumstances. The fees and expenses of the Investment Professional are being paid by Kiewit and neither you nor the Fund will be charged for your consultations with the Investment Professional. Prospective investors may begin contacting the Investment Professional on or after July [    ], 2005 from 7:00 a.m. to 6:00 p.m. (Central Time) Monday through Friday and 9:00 a.m. to 5:00 p.m. (Central Time) on Saturdays. The Investment Professional’s contact information is Carson Wealth Management Group, 101 South 108th Avenue, 3rd Floor, Omaha, Nebraska 68154, and telephone no. is (877) 754-3948.
     Repurchases of Units. Investors in the Fund (“Limited Partners”) do not have the right to cause the Fund to redeem their limited partnership units (“Units”). In order to provide a limited degree of liquidity to Limited Partners, the Fund intends to make semi-annual offers to repurchase 5% to 25% (currently, expected to be 5%) of the outstanding Units at their net asset value.
The Fund’s investment program, including its intention to utilize a variety of investment strategies and invest in a variety of investments including private investment funds, involves risk. Your investment could lose value. See “Risk Factors” beginning on page 12. Investment in the Fund may not be appropriate for everyone. You are strongly encouraged to consult with the Investment Professional prior to making a decision to invest in the Fund.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Price to Public	Proceeds to the Fund

Per Unit	$15,000
Total	$400,005,000
     Units will be continuously offered on a best efforts basis. Units are distributed by Quasar Distributors LLC (the “Distributor”). Units (or fractions thereof) will be offered initially at $15,000 per Unit. Thereafter, Units will be offered at net asset value. Investors will not be charged any sales charges on their purchases of Units. The minimum investment in the Fund is $5,000. The initial offering of the Fund will close on or about third business day after receipt by the Fund of subscriptions totaling $100 million. If $100 million has not been reached by August     , 2005, the Fund may consider closing on a lesser amount or terminating the offering. The Fund reserves the right to withdraw, cancel or modify the offering and to reject any subscription in whole or in part. Funds transmitted by subscribers to the Fund for investment in the Fund prior to the closing date of any offering of Units will be deposited in a non-interest bearing escrow account with J.P. Morgan Investor Services Co. pending closing. Kiewit will pay the Distributor for its services in the offering of Units. In addition, Kiewit has agreed to pay all of the Fund’s initial organizational and offering expenses.
     Transfers of Units. Units are not, and will not be, listed or traded on any securities exchange or other securities market, and no secondary market will develop for the Units. The Units are subject to substantial transfer restrictions and may only be transferred in very limited circumstances. Transfers that do not comply with the Fund’s transfer restrictions will not be permitted and will be void. As a result, although the Fund intends to provide investors with limited liquidity through semi-annual repurchases of Units, you may not be able to sell all or any portion of your Units at a time that you may desire to do so and an investment in the Fund should be considered illiquid.
     Fees and Expenses. The Fund will pay all of its own operating expenses, including the investment advisory fees of the Adviser and of the Sub-Advisers. The Fund will also bear indirectly its share of the fees, expenses and other costs associated with Portfolio Funds, including advisory fees, performance fees and allocations payable by Portfolio Funds.

July     , 2005

     This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing, including information about the risks of investing in the Fund. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”), dated July      , 2005, has been filed with the Commission. The SAI is available without charge, upon written or oral request, by contacting the Fund at P.O. Box 182913, Columbus, Ohio 43218-2913, by telephone at (800) 443-4306, by e-mail at kifinfo@bisys.com or on the worldwide web at www.kiewitinvestmentfund.com. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 42 of this Prospectus. The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov).
      Units of the Fund do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	5
THE FUND’S INVESTMENTS	6
RISK FACTORS	12
EXEMPTIONS FROM THE 1940 ACT	25
USE OF PROCEEDS	26
MANAGEMENT OF THE FUND	26
CAPITAL ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS	32
ELIGIBLE INVESTORS	33
REPURCHASE OFFERS	33
REDEMPTIONS AND TRANSFERS	34
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	35
FUND EXPENSES	36
DISTRIBUTION OF UNITS	36
CALCULATION OF NET ASSET VALUE	37
ADDITIONAL INFORMATION REGARDING THE PARTNERSHIP AGREEMENT	38
GENERAL INFORMATION	40
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION	42
Amended and Restated Limited Partnership Agreement
Investment Advisory Agreement
Sub-Investment Advisory Agreement
Sub-Investment Advisory Agreement
Sub-Investment Advisory Agreement
Distribution Agreement
Custodian Services Agreement
Fund Services Agreement
Consent of KPMG LLP
Code of Ethics of the Fund
Offit Hall Capital Management Inc. Code of Ethics
Pzena Asset Management Inc. Code of Ethics
Payden & Rygel Code of Ethics
State Street Global Advisors Code of Ethics
Quasar Distributors LLC Code of Ethics
Power of Attorney

PROSPECTUS SUMMARY
      This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s Units. You should review the more detailed information contained elsewhere in this Prospectus and in the SAI, especially the information under the heading “Risk Factors.”

The Fund	Kiewit Investment Fund LLLP is a newly formed Delaware limited liability limited partnership, registered as a non-diversified closed-end management investment company under the 1940 Act. The Fund is organized as an “employees’ securities company” under the 1940 Act and has filed an application for an order (“Application”) from the Commission exempting the Fund from certain provisions of the 1940 Act (the “Exemptive Order”).

Investment Objective	The investment objective of the Fund is long term capital growth with consideration given to consistency of returns. No assurance can be given that the Fund will achieve its investment objective. See “The Fund’s Investment” — “Investment Objectives and Policies” on page 6.

Investment Adviser	The Fund and Offit Hall Capital Management LLC (the “Adviser”) have entered into an investment advisory agreement (the “Advisory Agreement”), under which the Adviser has been retained by the Fund to serve as the Fund’s investment adviser. The Adviser is responsible for developing, implementing and supervising the Fund’s investment program, subject to the supervision of the Fund’s Board of Directors (the “Board” and each member thereof, a “Director”).

The Adviser is registered with the Commission as an investment adviser and has offices in San Francisco and New York. As of March 31, 2005, the Adviser has $16.4 billion under advisement for 108 clients. See “Management of the Fund” — “The Adviser” beginning on page 26.

The initial Sub-Advisers selected by the Board and the investment strategy each is responsible for are as follows:

• Pzena Investment Management, LLC, which is responsible for a portion of the Fund’s active U.S. equity strategy.

• Payden & Rygel Investment Counsel, which is responsible for a portion of the Fund’s fixed income strategy, including managing the Fund’s cash account.

• SSGA Funds Management, Inc., which is responsible for managing the Fund’s Russell 3000 index strategy.

For additional information about the Sub-Advisers, see “Management of the Fund” — “Sub-Advisers” beginning on page 29.

Investment Program	The Adviser intends to (i) recommend Sub-Advisers to invest the Fund’s assets directly on the Fund’s behalf and (ii) invest the Fund’s assets directly in Portfolio Funds. Under normal market conditions, the Fund’s will invest in a variety of securities which will include U.S. and non-U.S. equities and fixed income instruments, and Portfolio Funds, including private investment funds commonly known as hedge funds (“Hedge Funds”). The Fund may also invest in derivative securities, equity-related instruments, currencies, financial futures, debt-related instruments and Portfolio Funds that are private equity/venture capital funds, real estate funds or commodities funds. See “The Fund’s Investments” — “Investment Program” beginning on page 6.

Exemptions Under the 1940 Act	As an “employees’ securities company” under the 1940 Act, the Fund intends to operate in reliance upon certain exemptions from the 1940 Act to allow it to operate as described herein, including exemption to allow all but one of the Directors to be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund and an exemption from the requirement that Limited Partners approve investment advisory agreements and certain material amendments thereto. See “Exemptions From the 1940 Act” on page 25.

Management of the Fund	Kiewit Investment Holdings Inc., a wholly-owned subsidiary of Kiewit, is the Fund’s general partner (the “General Partner”). The General Partner has delegated to the Board substantially all of its rights, duties and powers to manage the affairs of the Fund, including those that may be vested in the board of directors of a corporation organized under Delaware law. As such, the Board exercises the powers, authority and responsibilities on behalf of the Fund that are substantially similar to the powers, authority and responsibilities that are customarily exercised by the “board of directors” of an investment company registered under the 1940 Act that is organized as a Delaware corporation.

The Board has authority to terminate the Adviser or any Sub-Adviser and retain a new investment adviser or Sub-Adviser to manage all or any portion of the Fund’s assets and to materially amend the terms of the Advisory Agreement or any investment advisory agreement with a Sub-Adviser. As part of the Application, the Fund seeks an exemption, upon which it intends to rely while the Application is pending with the SEC, to the effect that approval of such changes by the Limited Partners will not be required. Reliance upon this exemption is conditioned upon no Director of the Fund being an interested person of the Adviser or any Sub-Adviser within the meaning of Section 2(a)(19) of the 1940 Act. See “Management of the Fund” — “Board of Directors” on page 26.

Eligible Investors	As an employees’ securities company, Units of the Fund may only be beneficially owned by employees and directors, and former employees, of Kiewit and its affiliated companies, Directors, the foregoing persons’ immediate family members and Kiewit (or an entity controlled by Kiewit). Initially, only full-time employees and directors and certain former full-time employees, who are or previously were Kiewit stockholders, and Directors may purchase Units. See “Eligible Investors” beginning on page 33 for an explanation of who may own Units.

Distribution of Units	Units will be continuously offered to Eligible Holders on a best efforts basis through the Distributor. Units (or fractions thereof)

will be offered initially at $15,000 per Unit. Thereafter, Units will be offered at the then-current net asset value. Investors will not be charged any sales charges on their purchases of Units. The minimum investment in the Fund is $5,000. The closing of the initial offer is expected to occur on or around August , 2005. Thereafter, the Fund intends to offer Units to be issued on the last business day of each of June and December each year. In order to invest in the Fund, an investor will be required to provide a certification that he or she is eligible to own Units and is aware of the availability of the Investment Professional for personal consultation without charge and that he or she had had full opportunity to consult with the Investment Professional to the extent that he or she deemed appropriate. See “Distribution of Units” on page 36.

Repurchase Offers	In order to provide a limited degree of liquidity to Limited Partners, the Fund intends to make semi-annual repurchase offers for Units commencing in 2006 (each, a “Repurchase Offer”). The Fund currently intends that Repurchase Offers will be conducted for 5% to 25% (currently expected to be 5%) of the Fund’s outstanding Units. Units will be repurchased at their net asset value. Limited Partners must generally tender at least one whole Unit. See “Repurchase Offers” beginning on page 33.

No Right of Redemption by Limited Partners; Lack of Liquidity	Limited Partners do not have the right to cause the Fund to redeem their Units or to withdraw their capital from the Fund. Units are not, and will not be, listed or traded on any securities exchange or other securities market, and no secondary market will develop for the Units.

The Units are subject to substantial transfer restrictions and may only be transferred to a limited category of persons allowed to be investors in an employees’ securities company and only in very limited circumstances. Transfers in violation of the Fund’s transfer restrictions will not be permitted and will be void. See “Redemptions and Transfers” — “Permitted Transfers” beginning on page 34.

Certain U.S. Federal Tax Considerations	Fund counsel, Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), will render an opinion to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a “publicly traded partnership” that is treated as a corporation for U.S. federal income tax purposes. Accordingly, the Fund believes that it will not be subject to U.S. federal income tax, and each Limited Partner will be required to report on its own annual tax return such Limited Partner’s allocable share of the Fund’s taxable income or loss. However, the opinion of Skadden Arps will not be binding on the Internal Revenue Service (“IRS”) or any court. Skadden Arps’ opinion as to the treatment of the Fund as a partnership for U.S. federal income tax purposes will be based on, among other things, the maintenance of factual conditions (including those underlying the representations of the Fund), the continuation of which cannot be assured. No assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. If the Fund were treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes, material adverse consequences for Limited Partners would result. See “Certain U.S. Federal Income Tax Considerations” beginning on page 35.

Risks	As a result of the limited liquidity of Units, the Fund’s status as a non-diversified Company and that it may invest in a variety of investment strategies, including Hedge Fund strategies, an investment in the Fund is subject to a number of risks, which risks are set forth in detail beginning on page 12 under “Risk Factors” and in the SAI.

Fund Expenses	On an ongoing basis, the Fund will bear all of its own operating expenses, including fees paid to the Adviser and Sub-Advisers; fees and expenses for administration, accounting and custody services; and Directors fees, among others. In addition, the Fund will indirectly bear expenses charged by Portfolio Funds, including management fees and performance fees and allocations. See “Fund Expenses” on page 36.

Kiewit has agreed to bear all costs associated with the Fund’s organization and the initial offering of Units. Kiewit will also pay the fees of the Investment Professional and the Distributor.

SUMMARY OF FUND EXPENSES
      The purpose of the following table is to help you understand the fees and expenses that you, as a Limited Partner, would bear indirectly in the Fund. This table assumes Fund total initial assets of $200 million, and shows Fund expenses as a percentage of net assets attributable to Units. This table is only an estimate and should not be considered a representation of actual expenses the Fund will incur. Actual expenses may be greater or less than those shown below.

Unitholder Transaction Expenses
Sales load (as a percentage of offering price)	None
Offering expenses(1)	None

Annual Expenses
Advisory and sub-advisory fees(2)	0.43%
Other expenses(3)(4)	0.66%
Total annual expenses	1.09%

(1)	Kiewit has agreed to pay all expenses associated with the initial offering of Units. After the initial offering, the Fund will bear these expenses. On an annual basis, the Fund expects these expenses as a percentage of net assets attributable to Units to be approximately 0.043%.

(2)	Estimated based on the expected initial allocation of the Fund’s assets to Sub-Advisers, but does not include fees and allocations paid to Portfolio Funds. Advisory fees charged by the Adviser with respect to a portion of the Fund’s assets depend on the asset class such assets are invested in and range from 0.125% to 0.55% on an annual basis. Similarly, advisory fees charged by Sub-Advisers with respect to the portion of the Fund’s assets depend on the asset class such assets are invested in and range from 0.10% to 2.50% on an annual basis.

(3)	“Other expenses” are based on estimated amounts for the first 12 month period following the closing of the Fund’s initial offering ending August , 2006, and include, among other things, administration fees, legal fees, the independent auditor’s fees, printing costs and fees payable to Directors but does not include fees and allocations paid to Portfolio Funds or organizational expenses incurred by the Fund through the closing of the initial offering of the Fund’s Units which, if included, would result in a higher percentage. Kiewit will bear all expenses associated with the Fund’s organization.

(4)	The estimated fees and allocations paid to Portfolio Funds would amount to 1.14% of the Fund’s expenses attributable to Units, which, if included above, would result in “other expenses” increasing to 1.8% and “total annual expenses” increasing to 2.23%.

	Year 1	Year 3
Example(5)
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$11	$12

(5)	For a more complete description of the various costs and expenses, see “Fund Expenses.” Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND’S INVESTMENTS
Investment Objective and Policies
      The Fund’s investment objective is long term capital growth with consideration given to consistency of returns. No assurance can be given that the Fund will achieve its investment objective.
      The Fund’s investment objective is fundamental and may not be changed without the approval of the Limited Partners. However, the Fund may depart from its investment objective in response to adverse market, economic or political conditions by taking temporary defensive positions in high-quality, short-term fixed income securities or cash.
      Except as otherwise stated in this Prospectus or in the SAI, the investment policies of the Fund are not fundamental and may be changed by the Board if the Board believes doing so would be consistent with the Fund’s investment objective. The Fund’s fundamental investment policies are listed in the SAI and may not be changed without the approval of a majority of the outstanding Units. Its principal investment policies, including its investment program, are discussed below.
Investment Program
      Implementation of Investment Program. The Adviser intends to: (i) recommend Sub-Advisers to invest the Fund’s assets directly on the Fund’s behalf and (ii) invest the Fund’s assets directly in Portfolio Funds. Sub-Advisers and the investment managers of Portfolio Funds (“Portfolio Managers”) who engage in a variety of investment strategies and may invest in a variety of investments.
      The Fund is designed to provide Limited Partners with a professionally managed fund that will offer access to types of investments and professional investment management that otherwise may not be available to them on an individual basis.
      The Adviser is responsible for the various aspects of the investment process, including Sub-Adviser and Portfolio Fund/ Portfolio Manager identification and evaluation, portfolio construction advice, portfolio management, risk management and ongoing monitoring of investment operations. The Adviser will seek to identify Sub-Advisers and Portfolio Managers that possess an advantage that sets them apart from other managers following similar strategies. Such advantages may include superior market models, a team of talented and experienced investment professionals, or a strategy or strategy implementation that cannot be easily duplicated by competitors.
      The Adviser will subject each Sub-Adviser and Portfolio Fund to a rigorous due diligence process, analyzing both quantitative and qualitative criteria. This process includes an evaluation of the Sub-Adviser’s or the applicable Portfolio Fund’s Portfolio Manager’s strategy and the ability to pursue such strategy and to minimize undesirable risks. In addition, the Adviser will assess the business operations of each Sub-Adviser and Portfolio Manager.
      Principal Fund Investments and Investment Strategies. Under normal market conditions, the Fund’s assets will be invested in a variety of securities, which will include U.S. and non-U.S. equities and fixed income instruments and Portfolio Funds that are mutual funds, private investment funds and Hedge Funds. In addition, the Fund may also invest in derivative securities, equity-related instruments, currencies, financial futures, debt-related instruments and Portfolio Funds that are private equity/venture capital funds, real estate funds and funds that invest in commodities. In response to changes in the securities markets generally, or pending investment or to maintain necessary liquidity, the Fund may invest in high-quality, fixed-income securities, cash or cash equivalents from time to time (or in Portfolio Funds that invest in such instruments).
      The Fund’s assets will be allocated among a variety of Sub-Advisers and Portfolio Funds that invest in a variety of asset classes and investment strategies in an effort to limit the negative impact on the risk and return targets of the overall portfolio if any Sub-Adviser, Portfolio Fund, asset class or investment strategy should perform below expectations. Furthermore, the Fund will not allocate more than 10% of its assets to any single Sub-Adviser or Portfolio Fund, measured at the time of investment, except from time to time to certain

Portfolio Funds that are money-market funds, broad-based index funds or fixed-income funds, or Sub-Advisers engaged in similar strategies on behalf of the Fund. In addition, the Fund will not invest more than 35% of its assets in Hedge Funds and it will not invest more than 50% of its assets in Portfolio Funds that are not mutual funds. These limits may be exceeded as a result of the relative performance of a Sub-Adviser or Portfolio Fund, and the Fund will not be required to adjust the allocations in such event.
      The investments proposed to be made and strategies proposed to be employed by Sub-Advisers on behalf of the Fund or Portfolio Managers on behalf of their respective Portfolio Funds may include those described below.
      Cash and Fixed Income. Cash and fixed income allocations will be invested in money markets and high quality government, municipal and corporate bonds. Normally, the Adviser will implement this strategy by allocating the Fund’s assets to a Sub-Adviser that has entered into an investment advisory agreement with the Fund or by investing in a Portfolio Fund.
      U.S. Equity. U.S. equity strategies might include investments in common stocks, preferred stocks, REITS and other equities. In addition, such strategies may be “active” or “passive.” Passive, in this context, means a strategy that is intended to replicate the performance of a broad-based securities index, such as the S&P 500 or Russell 3000, by investing in the securities that comprise the index. Active, on the other hand, are all non-passive strategies. Normally, the Adviser will implement this strategy by allocating the Fund’s assets to a Sub-Adviser that has entered into an investment advisory agreement with the Fund or by investing in a Portfolio Fund.
      International Equity. International equity strategies include investments in global equity markets in both developed and emerging countries. Securities might be purchased and sold on U.S. or international stock markets and may be transacted in dollars or local currencies. Dedicated emerging markets strategies invest in equity and debt of companies in non-developed economies, such as parts of Asia, Africa and South America. Normally, the Adviser will implement this strategy by allocating the Fund’s assets to a Sub-Adviser or by investing in a Portfolio Fund.
      Absolute Return. Absolute return funds seek to generate positive annual returns with low volatility in all market environments. Investment managers in this asset class invest in a wide array of securities including equity, debt, derivatives and futures. Examples of absolute return sub-strategies include event-driven arbitrage, fixed income arbitrage, equity market neutral and distressed equity and debt. Normally, the Adviser will implement this strategy by investing in Hedge Funds.
      Equity/ Global Hedge. Equity hedge investments typically buy and sell short U.S. and global equities. These investments tend to have a greater allocation of capital to long investments than short and are thus more correlated to equity markets than absolute return strategies. Normally, the Adviser will implement this strategy by investing in Hedge Funds.
      Private Equity, Real Estate and Commodities. Strategies may include venture capital funds, buyout funds, funds that invest in corporate restructurings and other private investments, private real estate funds and funds investing in commodities such as lumber, oil or minerals. The Adviser will implement this strategy by investing in Portfolio Funds, which, in the case of commodities are referred to as “commodity pools.”

      The Adviser will invest the Fund’s assets within the following guidelines.

Asset Class	Allocation Range

Cash	0%–10%
Fixed Income	5%–20%
Emerging Markets Debt	0%–5%
High Yield Debt	0%–10%
Passive U.S. Equity (Russell 3000tm)	20%–40%
Active U.S. Equity	5%–25%
Active International Equity*	10%–30%
Hedge Funds	15%–35%

*	A component of Active International Equity is emerging market equity. Frequently, a Portfolio Fund in an Active International Equity strategy will have limitations on the amount of emerging market equity that it may invest in, but this is not always the case. Were the Fund to invest in emerging market equities directly, it would not invest more than 10% of its assets in such investments.
      Although the initial asset allocation has not yet been implemented, the Fund anticipates that the initial asset allocation will be as set forth below; provided, however, that the Board, in its discretion, may change such allocation without Limited Partner approval. The Adviser expects that after the receipt of proceeds resulting from the initial offer, it will be fully invested in accordance with the Fund’s investment program within six months.

Anticipated
Asset Class	Initial Asset Allocation

Cash	5%
Fixed Income	10%
Passive U.S. Equity (Russell 3000tm)	30%
Active U.S. Equity	10%
Active International Equity	20%
Hedge Funds	25%
      Between the date of this prospectus and the closing of the offering, market conditions may change such that the Adviser and the Board determine to revise the initial asset allocation. In addition, as certain strategies and other investments, such as Portfolio Funds, may only be fully implemented over time, the Fund’s initial portfolio will not reflect the initial asset allocation as a result of the time it takes to become fully invested. At any time, the Board and the Adviser can determine to change the Fund’s asset allocations. The Adviser will actively monitor the Fund’s asset allocation and will rebalance the Fund’s portfolio in response to changing market conditions in furtherance of the Fund’s investment objective.
      Other Investment Strategies. Because many Portfolio Funds (other than mutual funds) will not be registered under the 1940 Act, they typically have greater flexibility than in the case of registered investment companies, such as mutual funds, as to the types of securities they hold, the types of trading strategies they use, and in many cases, the amount of leverage they use. The Portfolio Funds utilized by the Fund may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. Although the Portfolio Funds will primarily invest and trade in equity and debt securities (domestic and non-U.S.), they may also invest and trade in a wide range of other investments, including but not limited to equity-related instruments, currencies, options, financial futures, commodity futures and forwards and debt-related instruments. Portfolio Funds may also sell securities short and use a wide range of other investment techniques. Portfolio Funds are generally not limited in the markets, either by location or type, such as large or small cap or non-U.S. markets in which they invest, or the investment discipline that they may employ, such as value or growth or bottom-up or top-down analysis.

      Hedge Funds and, to a lesser extent, Portfolio Funds that are not Hedge Funds and Sub-Advisers managing the Fund’s assets directly, may use various investment techniques for hedging and non-hedging purposes. A Portfolio Fund or Sub-Adviser may, for example, sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of the investment program of Hedge Funds, and involves certain risks. Hedge Funds and, to a lesser extent, Portfolio Funds that are not Hedge Funds and Sub-Advisers may use leverage, which also entails risk.
      Portfolio Managers have full discretion, without the Board’s or the Adviser’s input, to purchase and sell securities and other investments for their respective Portfolio Funds consistent with the relevant investment advisory agreements, partnership agreements or other governing documents of such Portfolio Fund. A Portfolio Fund may, among other things:

•	engage in hedging in related equity, convertible and interest rate securities;

•	engage in risk arbitrage involving the purchase of securities of companies undertaking mergers and acquisitions;

•	invest in instruments of failing companies or companies in bankruptcy;

•	engage in strategic block investing;

•	utilize substantial short sales and leverage, repurchase agreements and options;

•	invest with asset allocators that utilize a variety of the strategies delineated above; and

•	effect transactions in foreign exchange, commodities and futures contracts (and, when available, options on those instruments).
      The Fund will not invest in any Portfolio Fund sponsored or managed by the Adviser, any other adviser or any Sub-Adviser (or any of their respective affiliates) that has entered into an investment advisory agreement with the Fund.
Description of Principal Fund Investments
      The Fund anticipates that its assets will be primarily invested: (i) directly by Sub-Advisers on its behalf or (ii) indirectly through Portfolio Funds, in the securities described below and in the SAI. Additional information about the types of investments that will be made by the Fund, its investment practices and related risk factors is provided in the SAI. Except as otherwise indicated, the Fund’s investment policies and restrictions are not fundamental and may be changed without the vote of Limited Partners.
      Common Stock. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. The Fund may hold or have exposure to common stock of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector.
      Preferred Stock. Preferred stocks represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks.
      Convertible Securities. Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-

income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior equity securities of a company offering a stated dividend rate. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.
      Warrants or Rights. Warrants or rights are securities which permit, but do not obligate, their holders to subscribe for other securities. Warrants or rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants or rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer.
      REITs. Real estate investment trusts, or REITs, are real estate companies that pool investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs.
      Fixed Income Securities. Fixed income securities include, among other securities, corporate debt obligations, mortgage and asset backed securities, U.S. government obligations, investment grade and high yield sovereign debt, high yield debt and loans. Fixed income securities are investment grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization, they have received a comparable short-term or other rating or they are unrated securities that the Adviser reasonably determines are of comparable quality to investment grade securities. High yield, below investment grade fixed income securities are securities that are rated by a recognized rating organization below its top four long-term rating categories or unrated securities determined to be of equivalent quality.
      Foreign Securities and American Depositary Receipts (“ADRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the U.S.
      Sovereign Government and Supranational Debt. These sovereign fixed income securities may include: fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in foreign countries, fixed income securities issued by government owned, controlled or sponsored entities located in foreign countries, interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers, Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness, participations in loans between emerging market governments and financial institutions, or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
      Asset-Backed Securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.
      Registered Investment Companies (Mutual Funds). Investments in Portfolio Funds may include Portfolio Funds that are investment companies registered under the 1940 Act. Open-end investment companies are referred to as mutual funds. Were the Fund to invest more than (i) 5% of its assets in the securities of one other investment company or (ii) 10% of its assets in securities of all other investment companies, in each case, that were not “money market funds,” it would be subject to certain restrictions, including that the acquired fund(s) would not be required to redeem any shares owned by the Fund if any such redemption would result in the acquiring fund being required to redeem more than 1% of the acquired fund’s outstanding shares during any 30-day period and that the Fund generally votes securities of such investment companies in accordance with instructions of Limited Partners.
      Currency Transactions. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange listed and over-the-counter options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operate similarly to an interest rate swap.
      Derivatives. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that may be used include options contracts, futures contracts, options on futures contracts, credit default swaps and swap agreements.
      Short-Term and Defensive Investments. The Fund will invest its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash.
      Principal Hedge Fund Strategies. Set forth below are the principal Hedge Fund strategies in which the Adviser expects the Fund to invest.
      Event-Driven Strategies. Event-driven strategies including merger arbitrage, involve investing in companies that are or may be effected by company specific events such as leveraged buy-outs, mergers, hostile takeovers, restructurings, spinoffs, going private transactions, bankruptcies and other events.
      Distressed Strategies. Distressed investment strategies invest in the securities of companies in various levels of financial distress, including bankruptcy, exchange offers, workouts, financial reorganizations and other credit-related situations. This strategy may seek to identify distressed securities in general or focus on one particular segment of the market (such as the senior secured debt sector or the equity portion of distressed companies).
      Equity Market Neutral Strategies. Equity market neutral strategies seek to profit by exploiting pricing inefficiencies between related equity securities, neutralizing exposure to market risk by combining long and short positions. Market neutral strategies build portfolios of long and short positions that attempt to be market neutral with respect to movements in stock and bond markets.
      Fixed Income Arbitrage. A fixed-income arbitrage strategy attempts to take advantage of pricing differentials between related fixed-income securities. To execute this strategy, a Portfolio Manager typically will invest in one fixed-income security while seeking to hedge the market risk with an offsetting investment in another related security. Portfolio Managers may focus on complex securities, such as mortgage- and asset-backed securities, to attempt to benefit from anticipated changes in the relative difference in their yields and other characteristics.
      Equity/ Global Hedge. This strategy consists of investing a core holding of long equities hedged at all times with short sales of stocks and/or stock index options. Usually, Portfolio Managers employing an equity/global hedge strategy maintain net long positions, although, from time to time, such strategies will maintain a short bias. In addition to equities, some Portfolio Funds may have limited assets invested in other types of securities.

RISK FACTORS
      An investment in the Fund entails substantial risks. The Fund has retained the Adviser to be responsible for developing, implementing and supervising the Fund’s investment program. The Adviser may recommend Sub-Advisers to invest the Fund’s assets directly on the Fund’s behalf or it may invest the Fund’s assets directly in Portfolio Funds. In both cases, the Sub-Advisers and Portfolio Funds will use a variety of investment strategies that may entail significant risks. Various risks are also associated with investing in Units, including risks relating to the structure of the Fund and risks relating to the limited liquidity of Units. The Fund believes that the principal risks of investing in the Fund are presented herein but no assurance can be given that subsequent events will not result in additional or different risks becoming applicable to the Fund.
      Prospective investors should consider the following factors in determining whether an investment in the Fund is a suitable investment. However, the risks enumerated below should not be viewed as encompassing all of the risks associated with an investment in the Fund. Prospective investors should read this entire Prospectus and the SAI of the Fund and consult with the Investment Professional or their other advisers before deciding whether to invest. In addition, as the Fund’s investment program develops and changes over time (subject to limitations established by the Fund’s investment policies and restrictions), an investment in the Fund may in the future entail additional and different risk factors.
General Market Risks
      General Economic and Market Conditions. The success of the Fund’s investment objective may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.
      General Risks of Securities Activities. All securities investing and trading activities involve the risk of loss of capital. While the Fund will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that Limited Partners will not suffer losses.
      Market Risk. Market risk is the risk of potential adverse changes to the value of financial instruments and their derivatives because of changes in market conditions like interest and currency-rate movements and volatility in commodity or security prices. Each trading strategy utilized by the Fund, even one that is “market neutral” or “non-directional,” involves some, and occasionally a significant degree of, market risk. The profitability of the Fund depends, in part, upon the Adviser, Sub-Advisers and Portfolio Managers correctly assessing future price movements of securities and other financial instruments. There can be no assurance that any Adviser, Sub-Adviser or Portfolio Manager will accurately predict these price movements.
      Risks of Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which the Fund’s assets may be directly or indirectly invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund and Portfolio Funds are also subject to the risk of the failure of any exchanges on which their respective positions trade or of such positions’ clearinghouses.
      The Fund and Portfolio Funds may invest in equity or other securities of companies that are subject to substantial risk as a result of their business prospects. Such companies could include, for example, start up companies that have been founded in the past several years and which are in the early stages of developing products or services, or companies that have recently undergone restructuring or are in “distressed situations.” These investments are subject to inherent market risks and fluctuations as a result of company earnings, economic conditions and other factors beyond the control of the Adviser, Sub-Advisers or Portfolio Managers. In addition, the public equity markets have in the past experienced significant price volatility.
Investment and Securities Specific Risks
      Equity Securities. The market price of equity securities, including common and preferred stocks, may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities, and particularly common stocks, generally have greater price volatility than bonds and other debt securities.
      Preferred Stock. In addition to equity securities risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than many other equity securities, corporate debt securities and U.S. Government securities.
      Real Estate Investment Trusts (REITs). REITs can generally only hold real property investments; thus, an investment in REITs would result in the risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; general and local economic conditions; unavailability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs of cleaning up environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. An economic downturn could have a material adverse effect on the real estate markets and on the Fund’s investment in REITs. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. In addition, real estate investments are relatively illiquid and, therefore, the ability of REITs to vary their portfolios promptly in response to changes in economic or other conditions is limited. REITs may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited. REITs (especially mortgage REITs) are also subject to interest rate risks. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index.

      Warrants and Rights. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund or a Portfolio Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no increase in the price of the underlying security.
      Fixed-Income Securities. The value of fixed-income securities will change in response to fluctuations in interest rates. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of credit worthiness of the issuer, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows.
      Interest rates may go up, causing the prices of fixed-income securities to decline and reducing the value of the Fund’s fixed-income investments. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing a Sub-Adviser or a Portfolio Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities is extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. A Sub-Adviser’s or Portfolio Manager’s judgment about the attractiveness, relative value or potential appreciation of a particular security or about interest rate trends may prove to be incorrect.
      Below Investment Grade (High-Yield) Securities. At any one time, a portion of the Fund’s or a Portfolio Fund’s assets may be invested directly or indirectly in instruments that are high-yield securities. High-yield securities, commonly referred to as “junk bonds,” are considered speculative and, compared to investment grade securities, tend to have more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments, a greater risk of loss due to default or declining credit quality, a greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments, a greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.
      High-yield securities generally offer a higher current yield than that available from higher grade issuers, but typically involve greater risk. The market values of high-yield securities tend to be more sensitive to issuer-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be more readily impaired than issuers of higher-rated securities. Companies that issue high-yield securities may not have access to more traditional methods of financing, and may be unable to repay their debt obligations at maturity by refinancing. As a result, high-yield securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of high-yield securities especially in a market characterized by a low volume of trading.
      Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund or a Portfolio Fund, thereby reducing the Fund’s net asset value. In addition, default may cause the Fund or a Portfolio Fund to incur expenses in seeking recovery of principal of or interest on its portfolio holdings.
      Call and Put Options. Portfolio Funds and, to a lesser extent, Sub-Advisers investing the Fund’s assets directly, may buy or sell put and call options. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.
      Small Cap Issuers. The general risks associated with securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, limited markets for their products or services or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.
      Non-U.S. Investments. The Fund and Portfolio Funds may invest in securities of non-U.S. companies and countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. government or its agencies, including: political and economic considerations such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Adviser’s, Sub-Adviser’s or Portfolio Fund’s investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to U.S. standards and, consequently, less information is available to investors in issuers located in such countries than is available to investors in U.S. issuers. Moreover, a non-U.S. issuer may be domiciled in a country other than the country in whose currency the security is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the U.S. In addition, unfavorable changes in foreign currency exchange rate may adversely affect the U.S. dollar values of securities denominated in foreign currencies. The Adviser, Sub-Advisers and Portfolio Funds may, but are generally not required to, hedge against such risk, and there is no assurance that any attempted hedge will be successful. The risks associated with investing in securities of foreign issuers are more pronounced if the Fund or Portfolio Fund invests significantly in one country or geographic region.
      Non-U.S. Sovereign Fixed-Income. The ability of a foreign sovereign issuer to make timely and ultimate payments on debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations.
      Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund (“IMF”), the International Bank for Reconstruction and Development (the “World Bank”) and other international agencies to which a government debtor may be subject. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.
      Emerging Markets. In addition to the risks described under “Non-U.S. Investment “and “Non-U.S. Sovereign Fixed-Income,” investing in emerging markets involves additional risks. Securities of issuers in emerging markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund or a Portfolio Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems. Investments in issuers in emerging and developing markets may be subject to greater risks of government restrictions with respect to withdrawing the proceeds from sales of such investments. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments of developing countries may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.
      Restricted and Illiquid Investments. Although it is anticipated that the Fund and most Portfolio Funds will invest primarily in publicly traded securities, the Fund and Portfolio Funds may invest in restricted securities and other investments that are illiquid, which include securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. As a closed-end fund, the Fund is not generally restricted from investing any amount in illiquid securities except to the extent it will be required to maintain liquid assets sufficient to meet tendered Units as a result of a Repurchase Offer. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The market prices, if any, for such securities tend to be volatile and they may not be able to be sold when any Sub-Adviser or Portfolio Fund desires to do so or the Fund or a Portfolio Fund may be able to realize the price at which they are carried on the books in the event of a sale. In addition, illiquid securities may be difficult to value. If the precise or accurate market quotations for a particular security is difficult to determine, a greater degree of judgment may be necessary in making such valuations, which may mean the Fund’s or a Portfolio Fund’s net asset value becomes difficult to accurately determine.
      The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. When registration is required to sell a security, the Fund or a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund or the Portfolio Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, the Fund or a Portfolio Fund might obtain a less favorable price than the price that prevailed when the Fund or Portfolio Fund decided to sell. For the portion of the Fund’s assets that are managed directly or are allocated to a Sub-Adviser to manage directly, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board. Sub-Advisers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.
      The Fund’s interests in Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund’s ability to liquidate an interest and withdraw from a Portfolio Fund will likely be limited. The liquidity of these Portfolio Funds’ interests may adversely affect the Fund were it to have to sell interests at an inopportune time. In addition, Portfolio Funds that are private equity, venture capital or real estate funds will generally be substantially comprised of investments in illiquid securities or other assets.
      Borrowing; Leverage. Although not currently anticipated, the Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. The Fund may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as “leverage.” The Fund may also incur “leverage” by the use of transactions such as reverse repurchase agreements, mortgage dollar rolls and similar transactions. The amount of borrowing that the Fund can undertake directly is limited by the 1940 Act and policies adopted by the Board from time to time. Portfolio Funds, however, are not subject to the 1940 Act and may incur substantially more leverage than the Fund. As a result, the Fund is likely to be invested in Portfolio Funds that are leveraged to a substantially greater extent than the Fund could utilize were it to incur leverage directly. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment held by the Fund directly or indirectly could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage directly or indirectly in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed.
      The use of margin borrowings to effect securities acquisitions is a form of leverage. In general, the use of margin borrowings results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Fund or a Portfolio Fund has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then a “margin call” could result pursuant to which additional funds must be deposited with the broker or mandatory liquidation of the pledged securities will occur to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of the Fund or Portfolio Fund securing margin debt, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.
Special Investment Instruments and Techniques
      Hedge Funds and, to a lesser extent, other Portfolio Funds and Sub-Advisers investing the Fund’s assets directly, may utilize a variety of special investment instruments and techniques, some of which are described below, to hedge their investment portfolios against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes. Hedge Funds may also use these special investment instruments and techniques as a fundamental part of an investment strategy and not merely for hedging purposes. These strategies may be executed through derivative transactions. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of transactions that are not for hedging purposes.
      Hedging Transactions. Financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts, seek to hedge against declines in the values of portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible to hedge against a change or event at a price sufficient to protect from a decline in the value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all.
      While such transactions may be entered into to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance than if such transactions had not been entered into. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, a perfect correlation may not be sought between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent achieving the intended hedge or create additional risk of loss.
      Interest Rate Transactions. In order to reduce the interest rate risk inherent in fixed income investments, a party may enter into interest rate swap or cap transactions. Interest rate swaps or caps are used with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Fund or Portfolio Fund net earnings as a result of leverage. Interest rate swaps involve an agreement with a swap counterparty to pay a fixed rate payment in exchange for a variable rate payment that is intended to approximate all or a portion of a portfolio’s variable rate interest payments on borrowings. The payment obligation would be based on the notional amount of the swap. Most swap agreements would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, the risk of loss consists of the net amount of payments that a non-defaulting party contractually is entitled to receive. Interest rate caps require the payment of a premium to the cap counterparty and would entitle such party, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount.
      The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the use of interest rate instruments could enhance or harm the overall performance of the Fund or a Portfolio Fund.
      Short Selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice. Short sales “against the box” involve selling short securities that are owned (or that a party has the right to obtain). When a short sale against the box is entered into, the seller will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Such transactions, would result in the incurrence of transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.
      Derivatives. Derivative transactions (“Derivatives”) are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the applicable portfolio. Derivatives permit the increase or decrease of the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as a portfolio can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on performance. The use of Derivatives may include total return swaps, options and futures designed to replicate the performance of a particular investment vehicle or to adjust market or risk exposure.
      Counterparty Credit Risks. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund or a Portfolio Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding and may obtain only a limited recovery or may obtain no recovery in such circumstances.
      Many of the markets in which a Sub-Adviser or a Portfolio Fund effects transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are securities transactions effected on “exchange based” markets. To the extent a Sub-Adviser or Portfolio Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund or Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund or Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where transactions are concentrated with a single or small group of counterparties.
Special Risks of Hedge Funds and Other Unregistered Portfolio Funds
      Most Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not have the benefit of various protections afforded by the 1940 Act or the Securities Act of 1933, as amended, with respect to its investments in such unregistered Portfolio Funds (except to the extent that the 1940 Act governs the Fund). Although the Adviser expects to receive information from such Portfolio Funds regarding their respective investment performance and investment strategy on a regular basis, in most cases the Adviser has little or no means of independently verifying this information. Such Portfolio Funds may use proprietary investment strategies that are not fully disclosed to the Adviser or the Board, which may involve risks under some market conditions that are not anticipated by the Adviser or the Board. In addition, many Portfolio Managers of such Portfolio Funds may not initially be registered as investment advisers under the Investment Advisers Act of 1940, as amended, in reliance on certain current exemptions from registration under that act. In such cases, such Portfolio Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.
      By investing in unregistered Portfolio Funds indirectly through the Fund, Limited Partners bear asset-based fees and performance-based allocations at the Portfolio Fund level. Similarly, Limited Partners bear a proportionate share of the operating expenses of the Fund and, indirectly, similar expenses of Portfolio Funds. Prospective investors should be aware that if they meet the conditions imposed by such Portfolio Funds, including investment minimums, they could invest directly with such Portfolio Funds rather than indirectly through the Fund.
      Portfolio Managers to unregistered Portfolio Funds are normally compensated by asset-based fees and by performance fees or incentive allocations. Each Portfolio Manager of such a Portfolio Fund will receive any performance fees or incentive-based allocations to which it is entitled irrespective of the performance of the other Portfolio Funds and the Fund generally. As a result, any Portfolio Manager to such a Portfolio Fund with positive performance may receive performance fees or incentive allocations indirectly from the Fund (which will be borne by Limited Partners) even if the Fund’s overall returns are negative.
      Investment decisions of any Portfolio Manager are made independently of the investment decisions of other Portfolio Managers. As a result, at any particular time, one Portfolio Manager may be purchasing shares of an issuer for a Portfolio Fund whose shares are being sold by another Portfolio Manager for another Portfolio Fund. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.
      Because the Fund may make additional investments in or withdrawals from unregistered Portfolio Funds only at certain times according to limitations set forth in the governing documents of such Portfolio Funds, the Fund from time to time may have to invest some of its assets temporarily in cash or money market funds.
      Unregistered Portfolio Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in such a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interest of the Fund.
      Portfolio Funds typically require that an investor make certain representations, warranties and covenants with respect an investor’s status and compliance with the terms of the Portfolio Fund’s governing documents. In addition, investors are normally required to provide indemnification with respect to breaches by an investor of such representations, warranties and covenants because they may result in an adverse effect on such Portfolio Fund and its other investors. Thus, the Fund, when investing in Portfolio Funds, may be required to indemnify certain unregistered Portfolio Funds and their Portfolio Managers from liability, damage, cost or expense arising out of, among other things, the Fund’s breaches of applicable agreements.
      Other risks associated with the Fund’s investment in unregistered Portfolio Funds include:
      Estimated Valuations. The Board has delegated the day-to-day determination of the Fund’s net asset value to the Adviser and the Sub-Advisers. The Fund will value its investments in such Portfolio Funds at their fair value, as determined by the Board or its designee pursuant to procedures adopted and periodically reviewed by the Board, which procedures take into account all relevant information available to the Fund, including the most recent value reported by the Portfolio Managers of such Portfolio Funds. The valuations reported by the Portfolio Managers of the Portfolio Funds may not be current and are typically subject to later adjustment, based on information reasonably available at that time. Because more current valuations or adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the more recent valuations or the adjustment or revision, the adjustments or revisions will not affect the amount of the repurchase proceeds of the Fund received by Limited Partners who had their Units repurchased based on a valuation of the Portfolio Fund prior to the time such new information becomes available.
      Securities Believed to Be Undervalued or Incorrectly Valued. Securities that an unregistered Portfolio Fund believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame such Portfolio Fund anticipates. As a result, the Fund may lose some or all of its investment in such a Portfolio Fund in any particular instance.
      Dilution. If an unregistered Portfolio Fund limits the amount of capital that may be contributed from the Fund, or if the Fund declines to purchase additional interests in such Portfolio Fund, continued sales of interests in such Portfolio Fund to others may dilute the returns for the Fund from the Portfolio Fund.
      Lack of Transparency. Unregistered Portfolio Funds, consistent with applicable law, may not disclose the contents of their portfolios to their investors. This lack of transparency may make it difficult for the Adviser to monitor whether holdings of such Portfolio Funds cause the Fund to be above specified levels of ownership in certain asset classes.
      Affiliation Risks. If the Fund owns 5% or more of the voting securities of a Portfolio Fund, the Fund may become an affiliated person of such Portfolio Fund. If the Fund becomes an affiliated person of a Portfolio Fund, certain provisions of the 1940 Act may make it difficult for the Fund to buy or sell securities of such Portfolio Fund at a time of its choosing. In most cases, the Fund’s investments in Portfolio Funds that are not registered investment companies will not constitute “voting securities” within the meaning of the 1940 Act in that they do not normally provide the power to elect the directors or other entity serving in a similar capacity for such Portfolio Fund. However, the Fund will not invest in 5% or more of a Portfolio Fund’s outstanding securities.
      The Fund may from time to time be deemed an affiliated person, or an affiliated person of an affiliated person, of a Portfolio Fund notwithstanding that the Fund does not own 5% or more of such Portfolio Fund’s outstanding voting securities.
      Lack of Operating History. An unregistered Portfolio Fund, or a Portfolio Manager to a Portfolio Fund, may be a recently formed entity and may have little operating history upon which the Adviser can evaluate its performance.
      Control Positions. Unregistered Portfolio Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. If those liabilities were to arise, investors in such Portfolio Funds likely would suffer losses on their investments.
      Risks of “Hedge Fund” Strategies. Portfolio Funds investing in the principal Hedge Fund strategies that the Fund intends to invest in, including event-driven arbitrage, fixed income arbitrage, equity market neutral, distressed equity and debt and equity/ global hedge, typically will have the flexibility to employ a variety of investment strategies using a broad range of financial instruments and asset classes. Such Portfolio Funds will not be limited by the 1940 Act or the Fund’s fundamental restrictions on the use of leverage and leverage transactions, short sales, puts, calls or commodities, among others. In addition, such Portfolio Funds will be active investors in the securities market and are likely to have significant portfolio turnover.
      Event-Driven Strategies Risk. Event-driven strategies can induce significant losses when an anticipated event does not occur. The consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; and (v) failed financings. Merger arbitrage positions also are subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. Event driven strategies also depend for success on the overall volume of merger activity, which historically has been cyclical in nature.
      Distressed Strategies Risk. Investing in distressed securities is considered speculative, as it involves substantial financial and business risks that can result in substantial or, at times, even total losses. Among the risks inherent in investments in troubled entities is that it frequently may be difficult to obtain accurate information as to the condition of such issuers. Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court’s power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (for example, due to failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Hedge Fund of the security or claim in respect of which such distribution was made.
      Equity Market Neutral Strategies Risk. A market neutral strategy requires both a long and short position. To the extent a Portfolio Manager is unable to maintain a balanced position because of trade execution delays, forced liquidations of short or leveraged positions due to losses or failure to “match” long and short positions, the strategy will not be market neutral. In addition, to the extent that long and short positions are not matched by industry sectors, a sector-wide but not market-wide price move may result in market, as opposed to stock selection, losses. Unusual events specific to a particular company that cause sudden changes in the company’s share valuation may also adversely affect historical price relationships between stocks, potentially leading to losses when relying on the strategy.
      Fixed Income Arbitrage Risk. Fixed income arbitrage strategies generally involve spreads between two or more positions. To the extent the price relationships between such positions remain constant, little or no gain or loss on the position will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss to the spread position.
      Equity/ Global Hedge Risk. An equity/global hedge strategy normally has a net long or net short bias. Thus, a Portfolio Fund following this strategy is subject to the risk of loss if the equity markets in which it is invested moves significantly against the portfolio bias. In addition, illiquidity in the markets in which a Portfolio Fund invests can result in significant loss.
      Performance Fees. In addition to asset-based management fees, each Portfolio Manager to a Hedge Fund and Portfolio Managers to certain other unregistered Portfolio Funds will likely receive performance fees or incentive allocations generally equal to 10% to 30% of net profits of the Portfolio Fund that it manages. These incentives may create an incentive for such Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in their absence. In addition, performance fees or incentive allocations may be calculated on a basis that includes realized and unrealized appreciation of assets, and may be greater than if it were based solely on realized gains.
      Real Estate Portfolio Funds. The Fund may invest in unregistered Portfolio Funds that invest directly in real property, which would result in the Fund being subject to risks associated with the direct ownership of real estate, which are described above under “Risks of Real Estate Investment Trusts (REITs).” Portfolio Funds that invest in real estate are subject to additional risks, including the risks associated with the substantial use of leverage and a lack of diversification of properties. Such Portfolio Funds share many of the risks associated with other unregistered Portfolio Funds discussed above, including non-SEC registered Portfolio Managers, payment of performance fees or incentive allocations, indemnification requirements, estimated valuations, dilution, and lack of operating history.
      Commodities Investment. The Fund may invest in unregistered Portfolio Funds that invest all or substantially all of their assets in commodities such as minerals, timber, oil or gas so long as no such investment would require the Fund to be registered with the Commodities Exchange Commission (the Commodity Exchange Act would not require the Fund to be registered if in general less than 5% of its assets were invested in such asset classes). Investing in commodities would subject the Fund to risks associated with the commodity investing, including declines in the value of a commodity; worldwide and U.S. economic conditions; changes in environmental regulations affecting such commodities; among others.
Fund Specific Risks
      Lack of Operating History. The Fund is a newly formed entity that does not have any operating history that investors can use to evaluate the Fund’s investment performance. The Fund’s investment program should be evaluated on the basis that there can be no assurance that the Fund will achieve its investment objective and that the Fund’s net asset value may decrease.
      Non-Diversified Status. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.
      Limited Investment Restrictions. The Fund has few restrictions on what amount of allocated assets can be invested in any type of asset class. As a result, the Fund at any time may have a large portion of its assets directly or indirectly invested in high-risk investment securities, including high yield fixed-income securities, emerging market debt, distressed securities, small capitalization or non-U.S. equity or fixed income securities, or in Portfolio Funds that invest in such investments. In addition, Sub-Advisers may conduct their investment management operations independent of each other, with the result that one Sub-Adviser may be making an investment while the other is selling or redeeming the same or a substantially similar investment, which would result in the Fund directly or indirectly incurring transaction expenses without any or with little net change in investment position.
      Limited Liquidity. An investment in the Fund provides limited liquidity. Because the Fund is a closed-end fund, Limited Partners will not be able to redeem Units on a daily basis (unlike mutual funds, in which investors have a right to redeem their investments on a daily basis). In addition, with very limited exceptions, Units are not transferable, and liquidity will generally be provided only through semi-annual Repurchase Offers that the Fund intends to make. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment.
      In-Kind Distributions. Payment for repurchased Units may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover.
      The Fund generally will distribute cash to Limited Partners whose Units are repurchased. Although the Fund does not generally intend to make distributions in-kind, under unusual circumstances where the Board determines that making a cash payment would result in a material adverse effect on the Fund or on Limited Partners, Limited Partners whose Units are repurchased may receive in-kind distributions of investments from the Fund’s portfolio (valued in accordance with the Fund’s valuation policies). Any such distributions will be made on the same basis to all Limited Partners in connection with any particular repurchase. In addition, a distribution may be made partly in cash and partly in-kind. An in-kind distribution may consist of securities that are not readily marketable and may be subject to restrictions on resale. Limited Partners receiving an in-kind distribution will incur costs, including commissions, in disposing of securities that they receive, and in the case of securities that are not readily marketable, Limited Partners may not be able to sell the securities except at prices that are lower than those at which the securities were valued by the Fund or without substantial delay.
      Repurchase Offers. The Fund intends to offer to repurchase only a small percentage of the outstanding Units twice each year, and there is no guarantee that Limited Partners will be able to sell any or all of their Units that they desire to sell in any particular Repurchase Offer. If repurchase requests exceed the amount to be repurchased, the Fund will repurchase only a pro rata portion of the Units tendered by each Limited Partner. The potential for pro-ration may cause some Limited Partners to tender more Units for repurchase than they otherwise wish to have repurchased.
      Repurchase Offers may have the effect of decreasing the size of the Fund over time from what it otherwise would have been if it did not repurchase Units. It may, therefore, force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.
      Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Moreover, identification of attractive investment opportunities by Portfolio Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Portfolio Fund, a Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Portfolio Funds sponsored, managed or advised by the Adviser, a Sub-Adviser or a Portfolio Manager and their affiliates may seek investment opportunities similar to those the Fund may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Fund.
      Conflicts of Interest. The Adviser and Sub-Advisers and their respective affiliates provide investment advisory and other services to clients other than the Fund. In addition, investment professionals associated with the Adviser and Sub-Advisers may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Adviser and Sub-Advisers and their respective affiliates, “Other Accounts”). The Fund has no economic interest in these activities. As a result of the foregoing, the Adviser and Sub-Advisers will be engaged in substantial activities other than on behalf of the Fund and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and Other Accounts.
      There may be circumstances under which the Adviser and Sub-Advisers will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets it commits to such investment. There also may be circumstances under which the Adviser or a Sub-Adviser purchases or sells an investment for their Other Accounts and does not purchase or sell the same investment for the Fund or purchases or sells an investment for the Fund and does not purchase or sell the same investment for one or more Other Accounts.
      The Adviser and Sub-Advisers and their respective affiliates may have interests in Other Accounts they manage which differ from their interests in the Fund and may manage such accounts on terms that are more favorable to them than the terms on which they manage the Fund. In addition, the Adviser and Sub-Advisers and their respective affiliates may charge fees to Other Accounts that are lower than the fees to which the Fund and its Limited Partners are subject.
      Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of some or all of their investment in the Fund.
      Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Portfolio Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.
      Risk of Being Treated as a “Publicly Traded Partnership.” A limited partnership (such as the Fund) that has registered under the 1940 Act would be treated as a corporation for federal income tax purposes if it were to become a publicly traded partnership. A publicly traded partnership is a partnership the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof). The Fund will receive an opinion of Skadden Arps to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a “publicly traded partnership” that is treated as a corporation for U.S. federal income tax purposes. Ultimately, Skadden Arps’ opinion as to the treatment of the Fund as a partnership for federal income tax purposes will be based on, among other things, the maintenance of factual conditions (including those underlying the representations of the Fund), the continuation of which cannot be assured. The opinion of Skadden Arps will not be binding on the IRS or any court. No assurance can be given that the IRS would not assert, or a court would not sustain, a contrary opinion.
      If the Fund were treated as a publicly traded partnership or otherwise treated as a corporation for U.S. federal income tax purposes, material adverse consequences for Limited Partners would result. The Fund would be subject to tax on its income at corporate tax rates without a deduction for any distribution to Limited Partners, thereby materially reducing the amount of any cash available for distribution to Limited Partners. In addition, the Limited Partners would be treated as stockholders of a corporation for federal income tax purposes. Thus, capital gains and losses and other income and deductions of the Fund would not be passed through to Limited Partners, and all distributions by the Fund to Limited Partners would be treated as dividends, return of capital and/or gains.
      Tax Liability. Unlike most registered investment companies, the Fund will be treated as a partnership for U.S. federal income tax purposes, and will therefore not be required to distribute its net income or net gains, if any, to Limited Partners. The Fund does not intend to make annual or periodic distributions of all of its net income or net gains, if any, to Limited Partners. Although the Fund intends to make distributions to Limited Partners for the payment of all or a portion of a Limited Partner’s income tax liabilities with respect to such Limited Partner’s share of the Fund’s net income and net gains, the amount and times of any distributions will be determined in the sole and absolute discretion of the Board and may not be sufficient to enable a Limited Partner to satisfy such Limited Partner’s tax liabilities. In addition, the Board may determine not to pay, or to cease paying, such distributions. Whether or not distributions are made, Limited Partners will be required each year to pay applicable income taxes on their respective shares of the Fund’s taxable income, and may have to pay applicable taxes from other sources. As a result, there may be situations in which a Limited Partner will be required to pay a substantial amount of tax in excess of the amount of cash that the Limited Partner has received from the Fund. Because the Fund currently intends to make distributions no more frequently than once each year, the timing of distributions will not correspond to the due dates of estimated tax payments in the U.S. or Canada.
      Anticipated Delays in Schedules K-1. Each year, the Fund will distribute Schedules K-1 to Limited Partners so that they can prepare their respective U.S. federal, state and local income tax returns. The preparation of the Limited Partner’s tax returns is each Limited Partner’s sole responsibility. The Fund’s ability to provide final Schedules K-1 to Limited Partners for any given tax year prior to April 15 of the following year will depend upon when the Fund receives the requisite information from Portfolio Funds. The Fund will provide Schedules K-1 as soon as practicable after it receives all necessary information. Nevertheless, it is inevitable that Schedules K-1 will not be available until after April 15. Limited Partners should therefore be prepared to obtain extensions of the filing dates for their U.S. federal, state and local income tax returns and should consult their personal tax advisers in this regard.
      Additional Tax Filings. The Fund may make investments that would subject Limited Partners to taxation in jurisdictions for which the Limited Partners would not otherwise be liable for tax. Limited Partners will be responsible for all applicable tax filings and payments associated with their respective allocations of the Fund’s net income and net gains.
      Tax Risks for Non-U.S. Limited Partners. The Fund may make investments that would cause non-U.S. Limited Partners to be engaged in a U.S. trade or business and thus be required to file U.S. tax returns and pay U.S. tax on income that is effectively connected with such U.S. trade or business. In addition, while the applicable law is not clear, it is possible that Units would be treated as U.S.-situs property that would be subject to U.S. estate tax upon the death of a non-U.S. Limited Partner. The General Partner will not be obligated to provide to Canadian Limited Partners all information with respect to the Fund that may be necessary to enable them to complete their Canadian tax returns, and accordingly, Canadian Limited Partners may have to complete their Canadian tax returns on an estimated basis. However, the General Partner may in its sole and absolute discretion respond to reasonable requests by Canadian Limited Partners for such information. An extension of time for filing Canadian personal income tax returns is currently not available.
Other Risks
      The above discussions and the discussions contained in the SAI, of the various risks associated with the Fund and the Units are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI, and the Partnership Agreement and consult with the Investment Professional and their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.
EXEMPTIONS FROM THE 1940 ACT
      The Fund will operate as a non-diversified closed-end management investment company registered with the Commission under the 1940 Act. However, the Application seeks an Exemptive Order exempting the Fund from the following provisions of the 1940 Act. Pursuant to a SEC rule under the 1940 Act applicable only to employees’ securities companies, the Fund intends to operate in reliance on the requested exemptions while the Application is pending with the Commission.
      Section 10(a) — to allow all but one of the Fund’s Directors to be interested persons (as defined in Section 2(a)(19) of the 1940 Act) of the Fund.
      Section 15(a) — to allow investment advisory contracts between the Fund and the Adviser, or any other Adviser, and any Sub-Adviser to be approved, assigned, or materially amended without the approval of Limited Partners.

USE OF PROCEEDS
      The Fund expects to commence its investment program in accordance with its investment objective as soon as practicable after completion of its initial offering of Units. Based on current market conditions, the Board expects the Fund will be fully invested in accordance with its investment program within approximately six months after the receipt of proceeds from the initial offering of Units.
MANAGEMENT OF THE FUND
Board of Directors
      The Board provides broad oversight over the operations and affairs of the Fund. The Fund’s General Partner, to the fullest extent permitted by Delaware law, has irrevocably delegated to the Board its rights and powers to monitor and oversee the business affairs of the Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the powers, authority and responsibilities on behalf of the Fund that are customarily exercised by the “board of directors” of an investment company registered under the 1940 Act that is organized as a Delaware corporation. The Directors, in their capacities as such, are not general partners of the Fund. Directors will not contribute to the capital of the Fund in their capacity as Directors, but may purchase Units.
      Directors may be removed in accordance with the Partnership Agreement, with or without cause, by a written instrument signed by at least a majority of the number of Directors prior to such removal, or at any special meeting of Limited Partners, by a vote of a majority of the total number of votes eligible to be cast by all Limited Partners.
      Information about each Director, including his business experience, is provided in the SAI under the heading “Management.” Pursuant to the Application, the Fund seeks an order exempting it from certain provisions of the 1940 Act such that all but one of the Directors may be interested persons of the Fund. The Fund will operate in reliance upon this exemption while the Application is pending.
      The Board is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the Limited Partners. See the SAI under “Management” for information about each Director and the officers of the Fund. Unless otherwise noted, the address of each person listed is Kiewit Investment Fund, LLLP, 73 Tremont Street, Boston, Massachusetts 02108.
The Adviser
      Pursuant to the Advisory Agreement, Offit Hall Capital Management LLC serves as the Adviser, subject to the ultimate supervision of, and any policies established by, the Board. Under the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program. The Adviser is registered with the Commission as an investment adviser and has offices in San Francisco and New York. As of March 31, 2005, the Adviser had more than $16.4 billion under advisement for 108 clients. The Adviser’s business primarily focuses on providing non-discretionary advisory services to clients.
      In addition to Kathryn Hall, the Co-Chairman, Co-Chief Executive Officer and Chief Investment Officer of the Adviser and Morris W. Offit, the other Co-Chairman and Co-Chief Executive Officer of the Adviser, there are ten other Managing Directors (the “Principals”) that bring practical capital markets experience, as well as expertise in investment management and portfolio management. Principals also have extensive experience in the legal, accounting and finance professions and currently serve on the boards of a number of foundations and endowments. A majority of the Adviser is owned by the Managing Directors.
      In considering the Adviser, the Board reviewed, among other things, the Adviser’s performance during various time periods and market cycles, Sub-Adviser and Portfolio Fund and Portfolio Manager selection process, core asset allocation approach, Hedge Fund investment expertise, independence, fees and costs and depth of resources.
      Advisory Agreement. The Advisory Agreement provides that the Adviser shall (i) recommend Sub-Advisers to invest portions of the Fund’s assets directly on the Fund’s behalf and (ii) invest the Fund’s assets in Portfolio Funds directly. The Board has authority to terminate the Adviser or any Sub-Adviser. In addition, the Application seeks an order exempting the Fund from certain provisions of the 1940 Act such that the Board may retain a new investment adviser or Sub-Adviser to manage all or any portion of the Fund’s assets, may materially amend the terms of any investment advisory agreement, including the Advisory Agreement, without Limited Partner approval, including to increase fees payable to the Adviser or such Sub-Adviser.
      Advisory Fees. As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser advisory fees (“Advisory Fees”) computed on the percentage of the Fund’s assets invested in certain asset classes expressed as an annual percentage of the Fund’s net assets and determined and paid as of the end of each quarter as set forth below.

Asset Class	Fees Charged by Adviser

Cash and Fixed Income	0.125%
Passive U.S. Equity (i.e., index investing)	0.125%
Active U.S. Equity	0.50%
Active International Equity	0.50%
Hedge Funds	0.55%
      The Fund will pay each Sub-Adviser an advisory fee computed as percentage of the Fund’s net assets allocated to such Sub-Adviser. Presently, the actual advisory fees payable to Sub-Advisers is not known, however, the Adviser has informed the Board that it expects the advisory fees charged by Sub-Advisers to be dependent on the asset class for such Sub-Advisers invest, as set forth below. Such advisory fees payable to Sub-Advisers will be computed on the percentage of the Fund’s net assets allocated to such Sub-Advisers. Fees are expressed as an annual percentage of the Fund’s net assets allocated to the Sub-Adviser determined and paid as of the end of each quarter.

Estimate of
Asset Class	Fees Charged by Sub-Advisers

Cash and Fixed Income	0.10% - 0.50%
Passive U.S. Equity	0.05% - 0.15%
Active U.S. Equity	0.70% - 2.50%
Active International Equity	0.70% - 2.50%
      Fees and allocations payable by Portfolio Funds are not included in the above table. Portfolio Fund fees will not be paid directly by the Fund. Rather, such Portfolio Funds deduct such fees directly from the Portfolio Funds’ assets. Typically, these fees include both a management fee and a performance fee or allocation. Certain Portfolio Funds that are mutual funds, private fixed income or index funds generally do not charge performance fees or allocations. Management fees generally range from 1% to 3% per year. Performance fees or allocations generally range from 15% to 30% of net profits by the Portfolio Fund.
      Adviser’s Investment Processes. The Adviser’s approach to evaluating Sub-Advisers and Portfolio Funds utilizes quantitative and qualitative tools. The Adviser’s investment process, which will be utilized in managing the Fund, includes the following steps:

•	A screening procedure that identifies Sub-Advisers and Portfolio Funds that have quality management teams and track records;

•	An extensive due diligence process undertaken prior to recommending a specific investment;

•	A detailed investment recommendation to the Adviser’s Investment Committee, including the important considerations for each specific Sub-Adviser or Portfolio Fund;

•	The Adviser’s Investment Committee review and decision as to whether to approve a Sub-Adviser or Portfolio Fund for consideration as an investment by the Fund; and

•	A portfolio construction assessment, which weighs whether a particular recommended fund satisfies the Fund’s investment objective and investment policies.

      If a Sub-Adviser or Portfolio Fund is viewed favorably after the initial due diligence process, the Adviser’s research team prepares a detailed investment recommendation. This document includes the following information for each potential Sub-Adviser or Portfolio Fund (as well as other information considered pertinent):

•	Organizational history;

•	Management team experience and background;

•	Investment strategy, including competitive position and environment;

•	Investment process and key decision makers;

•	Track record and performance history of management teams;

•	Investment terms and conditions;

•	Approach to risk control;

•	Key strengths and concerns; and

•	Representative investments.
      A recommended Sub-Adviser or Portfolio Fund must also be assessed in the context of overall portfolio construction for the Fund. The Adviser’s Investment Committee assesses, to the extent possible, the types of investments Sub-Advisers and Portfolio Funds are likely to make, in order to avoid an unintended concentration of strategies. The quality of this judgment is a function of the experience of the Adviser’s Investment Committee and the degree of effort put forth in the due diligence process.
      The Adviser’s Investment Committee will review and make a final decision on the eligibility of any potential investment for the Fund. The members of the Investment Committee are currently Kathryn A. Hall, John F. Powers, Morris W. Offit and Alexander M. Cook. Biographical information concerning members of the Adviser’s Investment Committee is set forth below.
      Kathryn A. Hall. Ms. Hall has nearly 20 years of capital markets experience. Ms. Hall is a member of the Adviser’s Investment and Management Committees. Previously, Ms. Hall was President and a Managing Director of Laurel Management Company, LLC. Currently, Ms. Hall is a Trustee of Princeton University, a member of the Board of Directors of Princeton University Investment Company and the Stanford Management Company, which oversees the Stanford endowments, and is a Director of the American Century Mountain View Funds. She also serves as chair of the investment committee on the Boards of the UCSF Foundation and the San Francisco Day School. She previously served on the Board of Trustees of Mills College, where she chaired the Investment Committee, and the Board of Yerba Buena for the Arts. Ms. Hall graduated cum laude from Princeton University in 1980 with an A.B. in Economics. She received an MBA from Stanford Graduate School of Business in 1984.
      Morris W. Offit. Mr. Offit is Co-Chairman and Co-Chief Executive Officer of the Adviser. He is a member of the Adviser’s Investment and Management Committees. He previously was founder and CEO of OFFITBANK, a wealth management private bank, which merged into Wachovia Bank in 1999. Mr. Offit is a Trustee of The Johns Hopkins University where he served as Chairman of the Board (1990-1996). He is also a Trustee of the Jewish Museum where he served as Chairman of the Board (1987-1991). Mr. Offit is President of UJA-Federation of New York and previously served as Chairman of the Board (2001-2004). Mr. Offit received a BA from The Johns Hopkins University and an MBA from the Wharton School of the University of Pennsylvania. He was the recipient of an Honorary Degree of Doctor of Humane Letters from The Johns Hopkins University.
      John F. Powers. Mr. Powers is a Managing Director and the Director of Research at the Adviser and a member of the Adviser’s Investment and Management Committees. Previously, Mr. Powers was a Managing Director and the Director of Research at Robertson Stephens, Inc., where he served on the Management and Executive Committees. Mr. Powers received an A.B. from Cornell University in 1975, and an MBA from Stanford University in 1983.

      Alexander M. Cook. Mr. Cook is a Managing Director at the Adviser and a member of the Adviser’s Investment Committee. Mr. Cook graduated from Pomona College in 1982, with a Bachelor of Arts in Economics. He received his MBA from the UCLA Anderson Graduate School of Management in 1985.
      Ms. Hall is primarily responsible for the day-to-day management of the Fund.
      The Statement of Additional Information provides additional information concerning the portfolio manager’s compensation and other accounts managed by the portfolio manager. No portfolio manager owns any securities of the Fund because no such portfolio manager is eligible to invest in the Fund.
Sub-Advisers
      Pzena Investment Management, LLC (“PIM”). PIM is located at 120 West 45th Street, 34th Floor, New York, New York 10036, is a majority employee-owned investment management firm founded in 1995. As of December 31, 2004, PIM had assets of approximately $10.7 billion under management. PIM serves as a Sub-Adviser to the Fund pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and PIM. As compensation for its investment advisory services, the Fund pays PIM a sub-advisory fee based on the quarterly value of the Fund’s assets managed by PIM, at the following annual rate: (i) 0.70% per annum on the first $25,000,000; (ii) 0.50% per annum on the next $75,000,000; (iii) 0.40% per annum on the next $200,000,000, and (iv) 0.35% per annum thereafter. If the assets under PIM’s management are less than $10,000,000 on the last business day of the quarter, the subadvisory fee is 1.00% per annum. In such event, there would be a minimum annual fee of $35,000 and a maximum annual fee of $70,000.
      Investment decisions for the Fund are made by a three-person investment team consisting of Richard S. Pzena, John P. Goetz and Lawrence Kohn. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of each of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.
      The business backgrounds of each member of the investment team responsible for overseeing the Fund’s investments are:

Richard S. Pzena — Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena. Rich has worked in investment management since 1986; has been with PIM since 1995. Education: B.S. and M.B.A., The Wharton School of the University of Pennsylvania.

John P. Goetz — Managing Principal and Co-Chief Investment Officer. John has worked in investment management since 1996; has been with PIM since 1996, and has managed assets in the Fund since inception. Education: B.A. Wheaton College; M.B.A., Kellogg School, Northwestern University.

Lawrence Kohn — Principal, Portfolio Manager and Senior Research Analyst. Lawrence joined PIM in 2002. Prior to joining the Firm, Mr. Kohn was a Principal at the Audax Group, a Boston based private equity investment firm. Previously, Mr. Kohn also worked in the private equity investment group at Evercore Partners. Education: B.S. Wharton School of the University of Pennsylvania; M.B.A., Harvard Business School.

      The control persons of PIM are set forth below.

Controlling		Nature of Controlling
Person/Entity	Basis of Control	Person/Entity’s Business

Richard Pzena	Minority Owner	Financial Services
John Goetz	Minority Owner	Financial Services
William Lipsey	Minority Owner	Financial Services
Amelia Jones	Minority Owner	Financial Services
A. Rama Krishna	Minority Owner	Financial Services
      Payden & Rygel Investment Counsel (“Payden & Rygel”). Payden & Rygel, located at 333 South Grand Avenue, Los Angeles, California, is a Sub-Adviser to the Fund. Payden & Rygel manages the portion of the Fund’s assets allocated to a fixed income strategy and manages the Fund’s cash account. Payden & Rygel provides investment advisory services to individual and institutional investors, including twenty registered investment companies.
      Payden & Rygel is one of the largest global independent investment managers in the United States, with over $50 billion in assets under management. Founded in 1983, the firm is a leader in the active management of fixed-income and equity portfolios for a diversified client base. Payden & Rygel is a privately held corporation with ten shareholders, all of whom are active in the management of the firm. Payden & Rygel advises corporations, foundations and endowments, pension plans, public funds and individual investors on their overall investment strategies. The firm manages its portion of the Fund employing a core bond investment strategy and utilizing a team approach that exploits the collective wisdom of a highly qualified group of professionals. The Investment Policy Committee of Payden & Rygel (“IPC”), comprised of managing principals averaging a 15-year tenure with the firm, oversees the investment process.
      Set forth below are the portfolio managers of Payden & Rygel primarily responsible for the day-to-day management of the Fund’s assets.

			Years with	Business
Name	Title	Responsibilities	Firm	Experience

Brian W. Matthews	Managing Principal	Global Policy Committee; Director, Core Bond Strategies Group	19	Payden & Rygel
Mary Beth Syal	Managing Principal	Senior Portfolio Manager	14	Payden & Rygel
Michael E. Salvay	Managing Director	Senior Core Bond Strategist	7	Payden & Rygel
David B. Vick	Strategist	Core Bond Strategist	2	Payden & Rygel
      Payden & Rygel’s investment management structure employs a team approach. As part of this process, the IPC relies upon two internal groups when formulating its investment policy. The first group, or the investment strategy group, is comprised of investment strategists and traders. The second group involved in the portfolio process, the portfolio management group, is comprised of professionals who have significant strategy and trading experience and/or have earned the CFA designation.
      Brian W. Matthews. As a member of the firm’s IPC and Director of the Core Bond Strategies Group, Mr. Matthews’ primary role is to develop a portfolio structure that reflects both the macro mandates of Payden & Rygel’s IPC and the securities that are available in the market. Together with the IPC, Mr. Matthews has discretion over major decisions such as duration or portfolio sector weights.
      Michael E. Salvay, Senior Core Bond Strategist and David Vick, Core Bond Strategist. Mr. Salvay, along with his team including in particular Mr. Vick, implements the policy approved by the IPC and within the context of individual client guidelines. Mr. Salvay and Mr. Vick and the appropriate sector specialists have the authority to pick individual securities within the authorized allocations. Mr. Salvay and Mr. Vick review all portfolio holdings on a regular basis.
      Mary Beth Syal, Senior Portfolio Manager. Ms. Syal focuses on client-related issues when structuring portfolios. As such, she is the main contact with the client. Ms. Syal is responsible for identifying and communicating client objectives, constraints, risk tolerances and time horizons to the investment strategy group. Because Payden & Rygel believes that client issues are as important as market issues, the interchange between the portfolio managers and portfolio strategists is critical. Ms. Syal reviews all portfolio holdings on a regular basis.
      SSgA Funds Management, Inc. (“SSgA FM”). SSgA is an SEC registered investment advisor and a subsidiary of State Street Corporation. SSgA FM is an affiliate of State Street Global Advisors (“SSgA”), comprising all of the investment management business of State Street Corporation. SSgA is one of the largest investment management groups in the world. Therefore, the Fund will have all the same resources, including systems, which are available to SSgA. Employees who provide services to the Funds are dual employees of SSgA FM and SSgA.

      SSgA serves a diverse client base that includes institutional, individual and third-party investors. Its comprehensive investment strategies have been developed to meet the needs of corporations, multinationals, public funds, Taft-Hartley, not-for-profit organizations, health-care systems, insurance companies, advisors, affluent individuals and defined contribution plan participants. SSgA has consistently achieved top rankings for assets under management and new business. SSgA is one of the largest investment managers in the U.S. and holds the #1 ranking for International Institutional Assets, U.S. Institutional Tax-exempt Assets and Endowment/ Foundation Assets.(1) SSgA FM’s clients are currently limited to SEC registered investment companies.
      SSgA FM manages the Fund’s assets allocated to it using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the Portfolio include the following:
      Michael J. Feehily, CFA. Mr. Feehily is a Principal of State Street Global Advisors and head of the U.S. Equity Team within the Global Structured Products Group. Mr. Feehily is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors. He also serves as Portfolio Manager for the firm’s Russell 1000 Value and Growth ERISA Funds, the S&P Midcap 400 ERISA Fund, and the SSgA IAM Shares Mutual Fund, in addition to several other commingled and separately managed products. Mike joined SSgA in 1997, initially working in the Performance and Analytics group. Mr. Feehily has been working in the investment management field since 1992. Mr. Feehily holds a Bachelor of Science degree in Finance, Investments and Economics from Babson College and an MBA in Finance from Bentley College. He earned the Chartered Financial Analyst designation, and is a member of the Boston Security Analysts Society and CFA Institute.
      David Chin. Mr. Chin is a Principal and Portfolio Manager in the Global Structured Products Group at State Street Global Advisors. He is responsible for managing both U.S. and international funds. Prior to joining SSgA in 1999, Mr. Chin was a product analyst in the Analytical Services Group at Frank Russell Company. Mr. Chin has been working in the investment management field since 1992. Mr. Chin holds a BS in Management Information Systems from the University of Massachusetts/ Boston and an MBA from the University of Arizona.
      James May, CFA. Mr. May is a Principal of SSgA FM and State Street Global Advisors and a Senior Portfolio Manager in the firm’s Global Structured Products Group. He manages a variety of portfolios for the Developed Markets team benchmarked to indices including MSCI, Standard & Poors, and Russell. Mr. May is also responsible for managing several mutual funds, most notably the SSGA S&P 500 Fund which he has managed since 1995. Mr. May holds an MBA from Boston College and a BS in Finance from Bentley College, and earned the Chartered Financial Analyst designation. He is a member of the Boston Security Analysts Society and CFA Institute.
      Karl Schneider. Mr. Schneider is a Principal of SSgA FM and State Street Global Advisors and a portfolio manager within the Global Structured Products Group. He joined State Street in 1996 and currently manages the firm’s commingled Wilshire 5000, Wilshire 4500, and Russell 2000 funds, as well as other commingled and separately managed domestic and international funds. Mr. Schneider holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

1 Pensions & Investments – May 31, 2004

      Dwayne Hancock, CFA. Mr. Hancock is a Principal of SSgA FM and State Street Global Advisors and a Portfolio Manager in the firm’s Global Structured Products Group. His current areas of focus include funds benchmarked to MSCI, Standard & Poors and Russell indices. In addition to his direct fund responsibilities, he has worked on the formulation of trading strategies for index change trades, Russell reconstitution and MSCI quarterly rebalancing and provisional trades. Mr. Hancock joined SSgA in 1996. Mr. Hancock holds an MBA from Boston College and a BS in Business Administration from Framingham State College. He is a member of the Boston Security Analysts Society and CFA Institute. He also earned the Chartered Financial Analyst designation.
      The Statement of Additional Information provides additional information concerning each of the Sub-Adviser’s named portfolio manager’s compensation and other accounts managed by the portfolio managers. No portfolio manager owns any securities of the Fund because no such portfolio manager is eligible to invest in the Fund.
General Partner
      Kiewit Investment Holdings Inc., a Delaware corporation, serves as the General Partner of the Fund. The General Partner is a wholly-owned subsidiary of Kiewit. The General Partner has retained only those rights, duties and powers to manage the affairs of the Fund that may not be delegated under Delaware law. All other rights, duties and powers to manage the affairs of the Fund have been delegated by the General Partner to the Board pursuant to the Partnership Agreement. The General Partner will be responsible, among other things, for: (1) executing and filing with the Office of the Secretary of State of the State of Delaware, the Certificate of Limited Partnership and any amendments thereto or restatements thereof required to be filed pursuant to Delaware law; (2) executing and filing any other certificates required to be filed on behalf of the Fund with the Office of the Secretary of State of the State of Delaware; (3) executing any amendments to or restatements of the Partnership Agreement, in accordance with the terms of the Partnership Agreement; and (4) performing any other actions that Delaware law requires be performed by a general partner of a limited partnership and that may not be performed by a delegate of a general partner. The General Partner may be removed in accordance with the Partnership Agreement, with or without cause, by a majority of the total number of votes eligible to be cast by all Limited Partners.
CAPITAL ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS
      The Fund will establish a capital account for each Limited Partner (a “Capital Account”). A Limited Partner’s capital contribution and share of items of income and gain will be credited to such Limited Partner’s Capital Account, and distributions and share of items of loss, deduction and expense will be debited from such Limited Partner’s Capital Account.
      The income, gain, loss, deduction and expense of the Fund will be determined and allocated as of the end of each fiscal period to reflect the economic interests of the Limited Partners. All items of income, gain, loss, deduction and expense generally will be allocated to the Limited Partners pro rata in accordance with their respective Units.
      The Fund intends to make annual distributions to Limited Partners for the payment of all or a portion of a Limited Partner’s income tax liabilities with respect to such Limited Partner’s share of the Fund’s net income and net gains. However, there may be situations in which a Limited Partner will be required to pay a substantial amount of tax in excess of the amount of cash that the Limited Partner has received from the Fund. All other non-liquidating distributions will be made to the Limited Partners pro rata in accordance with their Units. Upon liquidation of the Fund, any cash or other property available for distribution will be distributed to the Limited Partners pro rata in accordance with the positive balances in their respective Capital Account balances after taking into account all adjustments to Capital Accounts for all periods.
      The Fund plans to reinvest income from its investments or the proceeds from the sale of its investments, except with respect to amounts, as described above, that it distributes as tax distributions to Limited Partners or to repurchase Units. The Fund does not intend to make any distribution if, after making such distribution the liabilities of the Fund would exceed the fair value of the Fund’s assets. The Fund may make distributions in kind of its property.
      For more detailed information concerning the Fund’s capital accounts, allocations and distributions, see the Partnership Agreement which is attached as Annex A to this Prospectus.
ELIGIBLE INVESTORS
      In order for the Fund to qualify as an employees’ securities company, only employees and directors, and former employees, of Kiewit and its affiliated companies, Directors of the Fund, the foregoing persons’ immediate family members and Kiewit (or an entity controlled by Kiewit) may become Limited Partners and beneficially own Units. The term “immediate family member” shall mean those family members who may, pursuant to the 1940 Act, the rules and regulations thereunder, any order of the SEC, the interpretive positions of the staff of the SEC or industry practice, own Units of the Fund without jeopardizing the Fund’s status as an employees’ securities company. Initially, only full-time employees and directors and certain former full-time employees, who are or previously were Kiewit stockholders, and Directors of the Fund may purchase Units. See “Distribution of Units.”
REPURCHASE OFFERS
      Units are not transferable except with the approval of the Fund. Therefore, to provide Limited Partners with a limited degree of liquidity, and the ability to receive net asset value on a disposition of Units, the Fund intends to offer semi-annually to repurchase outstanding Units pursuant to written tenders by Limited Partners. Repurchase Offers will be made at such times and on such terms as may be determined by the Board in its sole and absolute discretion, and generally will be offers to repurchase 5% to 25% of outstanding Units (currently anticipated to be 5%). Limited Partners may only submit tenders with respect to at least one whole Unit, except in the case of a Limited Partner that holds less than a whole Unit, who will be permitted to submit not less than all Units held by such Limited Partner.
      The Board intends to consider authorizing the Fund to offer to repurchase Units twice each year, as of the last business day of March and September. In making any determination to repurchase Units, the Board intends to consider the following factors, among others:

•	the liquidity of the Fund’s assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Units or portions thereof;

•	the economic condition of the securities markets; and

•	the anticipated tax consequences of any proposed tender for Units.
      The Board may determine in it sole and absolute discretion to cancel any tender offer after commencement. In making any determination to cancel a tender offer, the Board will consider, among other factors:

•	the economic condition of the securities markets;

•	the effect on the Fund of completing the tender offer; and

•	whether completing any tender offer may present an unacceptable risk that the Fund’s status as a partnership for U.S. federal income tax purposes may be adversely affected.
      Notice of each tender offer will be provided to each Limited Partner describing the terms of the offer, and containing information that Limited Partners should consider in deciding whether to tender Units for repurchase.

      When Units are repurchased by the Fund, Limited Partners will generally receive cash distributions equal to the net asset value of the Units (or portion thereof) repurchased, determined as of the date set forth in the notice to Limited Partners. However, in the sole and absolute discretion of the Fund, the repurchase price of Units may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances.
      Repurchases will be effective after receipt and acceptance by the Fund of written tenders of Units from Limited Partners.
Repurchase Procedures
      Prior to the commencement of any tender offer, the Fund will send a notification of the proposed offer to Limited Partners (the “Tender Notice”). Under the Partnership Agreement, each Limited Partner agrees to inform the Fund in the form and manner specified by the Fund in the Tender Notice, no later than 60 days prior (the “Notification Deadline”) to the date the repurchase price will be determined (the “Valuation Date”), that the Limited Partner intends to participate in the upcoming Repurchase Offer and that the Limited Partner will not tender Units for repurchase in any Repurchase Offer if the Limited Partner has not so informed the Fund of his or her intention to participate in the Repurchase Offer on or before the Notification Deadline. In addition to specifying the Notification Deadline Date, the Tender Notice will state:

•	the percentage of Units that the Fund expects to offer to repurchase (which is expected to be 5%),

•	the date the repurchase price will be determined (the “Valuation Date”) ( which is expected to be the last business day of each of March and September),

•	the date by which Limited Partners will receive the proceeds for their Units (the “Repurchase Payment Date”), and

•	the net asset value per Unit no more than seven days prior to the date of the Tender Notice.
      The Fund will generally pay the net asset value of the Units repurchased as soon as practicable after the Valuation Date. The amount that a Limited Partner may expect to receive on the repurchase of the Limited Partner’s Units will be the net asset value of the Limited Partner’s Units determined on the Valuation Date.
      The repurchase of Units by the Fund may be a taxable event to Limited Partners. For a discussion of these tax consequences, see the SAI under the heading “Certain U.S. Federal Income Tax Considerations.”
REDEMPTIONS AND TRANSFERS
No Right of Redemption by Limited Partners; Lack of Liquidity
      No Limited Partner will have the right to require the Fund to redeem any Unit or portion thereof and no Limited Partner may withdraw any capital from the Fund. There is no public market for Units, and none will be allowed to develop. Units are not transferable except as described below, and only with proper notice to the Board or its designee. Any transfer of Units in violation of the Partnership Agreement will not be permitted and will be void.
      Under the Partnership Agreement, each Limited Partner agrees to indemnify and hold harmless the Fund, the General Partner, each Director and officer of the Fund and each other Limited Partner (and any successor or assign of any of the foregoing) from and against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement and related legal and other expenses), joint or several, to which these persons may become subject by reason of or arising from any transfer made by such Limited Partner in violation of the Partnership Agreement or any misrepresentation made by such Limited Partner in connection with any purported transfer. A similar indemnification will be required to be made by any proposed transferee of Units.

Permitted Transfers
      The Partnership Agreement contains significant restrictions on the transfer of Units. No Limited Partner will be permitted to transfer Units except in accordance with the Partnership Agreement and with the approval of the Fund, and any purported transfer not permitted by the Partnership Agreement will be void and of no effect.
      Transfers to Immediate Family Members. The Board has determined that, subject to the requirements of the Partnership Agreement, including a 45 calendar day notice requirement, the Fund will approve the transfer, at the end of a calendar quarter, of Units by a Limited Partner who is or previously was a full-time employee, or who is a Director of Kiewit or the Fund, having an aggregate net asset value of not less than $25,000 only to such Limited Partner’s immediate family members who are eligible to own Units. Transfers of less than that amount will generally not be permitted. Currently, the Fund does not intend to adopt any restrictions with respect to the frequency that transfers to immediate family members are permitted. However, it may do so in the future if the Board determines it is in the best interests of the Fund to do so.
      The Fund does not intend to approve transfers, other than as set forth above, except in extraordinary circumstances. Transfer restrictions will be strictly applied. Upon the death of a Limited Partner, Units will generally not be repurchased by the Fund except in the event Units are transferred to a person not eligible to own Units.
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
      The following discussion, which is based on the advice of Skadden Arps, describes the tax status of the Fund. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding the tax status of the Fund. Except as set forth below, Skadden Arps has not rendered any legal opinion regarding any tax consequences relating to the Fund or an investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Units, as well as the effects of state, local and non-U.S. tax laws. For summaries of certain U.S. federal income tax considerations and Canadian federal income tax considerations, which are based upon the advice of, respectively, Alston & Bird LLP and Blake, Cassels & Graydon LLP, prospective investors should refer to the SAI under the heading “Taxes.”
      The Fund will receive an opinion of its counsel, Skadden Arps, to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a “publicly traded partnership” that is treated as a corporation for U.S. federal income tax purposes. The opinion of Skadden Arps is not binding on the IRS or any court.
      A limited partnership (such as the Fund) that has registered under the 1940 Act would be treated as a corporation for U.S. federal income tax purposes if it were to become a publicly traded partnership. A publicly traded partnership is a partnership the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof). The Fund has represented to Skadden Arps that, among other things, neither it, nor any affiliate thereof, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose.
      In addition, the Partnership Agreement imposes significant restrictions on transfers of Units. By purchasing a Unit, each Limited Partner agrees to indemnify and hold harmless the Fund, the General Partner, each officer of the Fund and each other Limited Partner (and any successor or assign of any of the foregoing) from and against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement and related legal and other expenses), joint or several, to which these persons may become subject by reason of or arising from any transfer made by such Limited Partner in violation of the Partnership Agreement or any misrepresentation made by such Limited Partner in connection with any purported transfer. A similar indemnification will be required to be made by any proposed transferee of Units.
      Ultimately, Skadden Arps’ opinion as to the treatment of the Fund as a partnership for U.S. federal income tax purposes will be based on, among other things, the maintenance of factual conditions (including those underlying the representations of the Fund), the continuation of which cannot be assured. Skadden Arps has not been asked to render a Fund tax status opinion, or to review such factual environment after the closing of the initial offering and, thus, will not do so.
      If the Fund were treated as a publicly traded partnership or otherwise treated as a corporation for U.S. federal income tax purposes, material adverse consequences for Limited Partners would result. The Fund would be subject to tax on its income at corporate tax rates without a deduction for any distribution to Limited Partners, thereby materially reducing the amount of any cash available for distribution to Limited Partners. In addition, the Limited Partners would be treated as stockholders of a corporation for U.S. federal income tax purposes. Thus, capital gains and losses and other income and deductions of the Fund would not be passed through to Limited Partners, and all distributions by the Fund to Limited Partners would be treated as dividends, return of capital and/or gains.
FUND EXPENSES
      The Fund will bear its own expenses including, but not limited to: fees paid to the Adviser or Sub-Advisers; fees for investor services; any taxes; investment-related expenses incurred by the Fund (e.g., interest on indebtedness (if any), fees for data and software providers, research expenses, professional fees (including without limitation expenses of consultants and experts) relating to investments); fees and expenses for administration, accounting and custody services; fees and expenses of certain Directors and officers; fees and expenses of Fund counsel, costs associated with the registration of the Fund, including the costs of compliance with federal and state laws; costs and expenses of holding meetings of the Board and meetings of Limited Partners, including costs associated with preparation and dissemination of proxy materials; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the General Partner or the Board; and such other expenses as may be approved by the Board. In addition, the Fund will indirectly bear expenses charged by Portfolio Funds, including management fees and performance fees and allocations.
      Kiewit has agreed to bear all costs associated with the Fund’s organization and the initial offering of Units. Kiewit will bear the ongoing costs associated with the Investment Professional and any distributor of Units.
DISTRIBUTION OF UNITS
      Units will be continuously offered on a best efforts basis through the Distributor. Units will be offered initially at $15,000 per Unit. Thereafter, Units will be offered at the then-current net asset value. Investors will not be charged any sales charges on their purchases of Units. Initially, Units will be offered to full-time employees and directors of Kiewit or an affiliated company of Kiewit and certain former full-time employees of Kiewit or an affiliated company of Kiewit, who are or previously were Kiewit Stockholders, and to Directors. The minimum investment in the Fund is $5,000, which minimum may be modified by the Fund from time to time. Thereafter, the Fund intends to offer Units to be issued on the last business day of each of June and December each year. After the initial offering, Units will be offered at the then current net asset value per Unit. No sales loads or other charges will be charged on purchases of Units in the initial or any subsequent offering. The Fund reserves the right to withdraw, cancel or modify the offering and to reject any subscription in whole or in part. Funds transmitted by subscribers to the Fund for investment in the Fund prior to the closing date of any offering of Units will be deposited in a non-interest bearing escrow account with J.P. Morgan Investor Services Co. pending closing. Kiewit will pay the Distributor for its services in the offering of Units and the Investment Professional. In addition, Kiewit has agreed to pay all of the Fund’s initial organizational and offering expenses, which include in general the expenses of preparing and printing this registration statement and prospectus, registration fees and fees and expenses of counsel, among other things. After the initial offering, the Fund, and thus, investors indirectly, will pay the foregoing expenses. However, Kiewit will continue to pay the fees of the Distributor and the fees of the Investment Professional.
      Before any prospective investor may invest in the Fund, the Fund will require a certification from the investor that he or she is eligible to own Units and meets other requirements for investment, that the investor will not transfer his, her or its Units except in accordance with the Partnership Agreement and that the prospective investor is aware of the availability of the Investment Professional for personal consultation without charge to the potential investor or the Fund and that the potential investor had the opportunity to consult with the Investment Professional to the extent that he or she deemed appropriate.
CALCULATION OF NET ASSET VALUE
      The net asset value of the Fund is determined as of the close of business on the last business day of each fiscal quarter or as may be determined in accordance with the procedures described below or as may be determined from time to time in accordance with the valuation policies and procedures adopted by the Board. The Fund’s net asset value is the value of the Fund’s total assets less its liabilities. In computing net asset value, securities and assets of the Fund will be valued at market value, if market quotations are readily available, or will be valued at fair value as determined in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing net asset value. The Board has approved procedures pursuant to which the Fund values its investments in Portfolio Funds at fair value. As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will represent the amount that the Fund believes it reasonably could expect to receive in a current sale to a third party or from a Portfolio Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio, including the most recent final or estimated value reported by the Portfolio Funds, as well any other relevant information available at the time the Fund values its portfolio. The Adviser will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Manager of a Portfolio Fund does not represent the fair value of the Fund’s interest in the Portfolio Fund.
      Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund. The Fund will only invest in a Portfolio Fund if, as a general matter, the Portfolio Fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with industry practice and compatible with those valuation methods used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Adviser will review the valuations provided by the Portfolio Managers to the Portfolio Funds, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuations provided by such Portfolio Managers (which generally are unaudited).
      The valuations reported by the Portfolio Managers of the Portfolio Funds may not be current and are typically subject to later adjustment, based on information reasonably available at that time. Because more current valuations or adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the more recent valuations or the adjustment or revision, the adjustments or revisions will not affect the amount of the repurchase proceeds of the Fund received by Limited Partners who had their Units repurchased based on a valuation of the Portfolio Fund prior to the time such new information becomes available. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of a Portfolio Fund adversely affect the Fund’s net asset value, the outstanding Units will be adversely affected by prior repurchases to the benefit of Limited Partners who had their Units repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Units and to the detriment of Limited

Partners who previously had their Units repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Units. New Limited Partners may be affected in a similar way.
ADDITIONAL INFORMATION REGARDING THE PARTNERSHIP AGREEMENT
Amendment of the Partnership Agreement
      The Partnership Agreement may generally be amended, in whole or in part, with the approval of the Board and without the approval of the Limited Partners unless the approval of Limited Partners is required by the 1940 Act or otherwise. Certain amendments to the Partnership Agreement involving capital accounts and allocations to those accounts may not be made without the written consent of any Limited Partner adversely affected by the amendments or unless each Limited Partner has received written notice of the amendment and any Limited Partner objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to tender his or her Units for repurchase by the Fund.
Term, Dissolution and Liquidation
      The term of the Fund is indefinite; however, the Fund will be dissolved and terminated under the circumstances described below.
      The Fund shall be dissolved upon the occurrence of any of the following: (i) the election by the Board to dissolve the Fund prior to the expiration of its terms, subject, to the extent required by the 1940 Act, to the consent of the Limited Partners; (ii) voluntary bankruptcy, liquidation or other dissolution of the Fund; (iii) the sale or other disposition at any one time of all or substantially all of the assets of the Fund; or (iv) dissolution required by operation of law. Limited Partners do not have the power to effect the dissolution of the Fund.
      Upon dissolution of the Fund, the Board shall select a liquidator. Assets of the Fund shall be liquidated as promptly as possible in a manner reasonably designed to maximize proceeds to the Fund. The liquidator shall then wind up the affairs of the Fund and distribute the proceeds of the Fund by the end of the calendar year of the liquidation (or, if later, within 90 days after the date of such liquidation) in the following order or priority: (i) to the payment of the expenses of liquidation and to creditors (including Limited Partners who are creditors, to the extent permitted by law) in satisfaction of liabilities of the Fund in the order of priority as provided by law; (ii) to the setting up of any reserves that the liquidator may deem necessary or appropriate for any anticipated obligations or contingencies of the Fund or of the liquidator arising out of or in connection with the operation or business of the Fund, which reserves may be paid over by the liquidator to an escrow agent or trustee proposed and approved by the liquidator to be disbursed by such escrow agent or trustee in payment of any of the Fund’s obligations or contingencies and then distributed by such escrow agent or trustee in the manner hereinafter provided; (iii) to the Limited Partners or their legal representatives in accordance with the positive balances in their respective Capital Accounts, as determined after taking into account all adjustments to Capital Accounts for all periods.
      After liquidation, the liquidator shall comply with any requirements of Delaware law pertaining to the winding up of a limited partnership, at which time the Fund shall stand terminated.
Liability of Investors
      Limited Partners will be members of a limited partnership as provided under Delaware law. Under Delaware law and the Partnership Agreement, a Limited Partner will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a Limited Partner, except that the Limited Partner may be obligated to make capital contributions to the Fund to repay any funds wrongfully distributed to the Limited Partner.
      Neither the General Partner, the Fund nor the Board, nor any Director, officer, employee or agent of the Partnership, shall have any power to bind personally any Limited Partner, nor, except as specifically provided in the Partnership Agreement, to call upon any Limited Partner for the payment of any sum of money or assessment whatsoever, other than such as the Limited Partner may at any time personally agree to pay.
Limitation of Liability, Indemnification
      The Partnership Agreement provides that the liability of the General Partner, Directors, employees and officers of the Fund shall be limited to the maximum extent permitted by Delaware law and the 1940 Act. The Partnership Agreement also contains provisions for the indemnification by the Fund, to the extent permitted by law, of employees, officers, Directors, and the General Partner, but not by the Limited Partners individually, against any liability and expense to which any of them may be liable in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on their part or the part of the Fund or otherwise in connection with the business or affairs which arises in connection with the performance of their activities on behalf of the Fund; provided that the Fund shall not be liable to any such employee, officer, Director or the General Partner for any portion of any liabilities which results from such person’s willful misfeasance, bad faith or gross negligence in the performance of his or her duties or by reason of his or her reckless disregard of his or her obligations and duties.
Repurchases of Units
      The Partnership Agreement provides that the Fund may repurchase Units held by a Limited Partner: (i) in the event of any attempted unauthorized transfer of Units by the Limited Partner, (ii) in the event that the Fund determines that the continued participation in the Fund by the Limited Partner could jeopardize the tax or regulatory status of the Fund or otherwise harm the Fund or other Limited Partners, (iii) in the event of any breach of the Partnership Agreement by the Limited Partner, or (iv) if the Board determines that it is in the best interest of the Fund or Limited Partners to do so.
Power of Attorney
      Each Limited Partner, by its execution of the Partnership Agreement (or the subscription agreement) will appoint the General Partner, the Directors and officers and the Adviser as such Limited Partner’s agent and attorney-in-fact, with full power of substitution and full power and authority to make, execute, sign, acknowledge, swear to, record and file the following documents and instruments in accordance with the other provisions of the Partnership Agreement: (i) the Partnership Agreement and a Certificate of Limited Partnership, a Certificate of Doing Business Under Fictitious Name and any other instrument or filing which the Board or the officers of the Fund consider necessary or desirable to carry out the purposes of the Partnership Agreement or the business of the Fund or that may be required under the laws of any state or local government, or of any other jurisdiction; (ii) all certificates required or desirable in connection with distributions by the Fund to the Limited Partners and other certificates and instruments deemed advisable by any Director or officer of the Fund or the Adviser to carry out the provisions of the Partnership Agreement and any applicable law; (iii) any and all amendments, restatements, cancellations, or modifications of the instruments described therein; (iv) any and all instruments related to the admission, removal, or withdrawal of any Limited Partner; (v) all documents and instruments that may be necessary or appropriate to effect the dissolution and termination of the Fund, pursuant to the terms of the Partnership Agreement; (vi) all conveyances and other instruments or papers deemed advisable by the Board, including those to effect a termination of the Fund and those to effect a transfer permitted by the Partnership Agreement of all or a part of such Limited Partner’s Units, or a repurchase of all or part of a Limited Partner’s Units; and (vii) all other instruments, documents or papers which may be required or permitted by law to be filed on behalf of the Board or the Fund and which are of a ministerial or administrative nature.
Reports to Limited Partners
      The Fund will furnish to Limited Partners quarterly statements regarding the net asset value of Units, transaction activity with respect to their Units, Fund performance information and the Fund’s quarter-end asset allocation. In addition, the Fund will furnish to Limited Partners as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal, state and local income tax returns, along with any other tax information required to be provided by the Fund by law, or reasonably requested by a Limited Partner. In the Fund’s semi-annual reports to Limited Partners, the Fund will provide the estimated tax characteristics applicable to the Units. The Fund anticipates, however, that it will be delayed in providing this information to Limited Partners in time for them to timely file their tax returns by the normal due dates. Therefore, Limited Partners will likely be required to seek extensions on the time to file their tax returns. An extension of time for filing Canadian personal income tax returns is currently not available. The Fund anticipates sending to Limited Partners an unaudited semi-annual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act. The Fund will not be obligated to provide to Canadian Limited Partners all information with respect to the Fund that may be necessary to enable them to complete their Canadian tax returns, and accordingly, Canadian Limited Partners may have to complete their Canadian tax returns on an estimated basis. However, the Fund, in the Board’s sole and absolute discretion, may respond to reasonable requests by Canadian Limited Partners for such information. The Fund does not intend to report a distribution yield to Limited Partners.
Tax and Fiscal Year
      For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. The first will end on March 31, 2006. For tax purposes, the taxable year of the Fund is the 12-month period ending December 31 of each year.
Voting Rights
      Each Limited Partner will have the right to cast a number of votes based on the Limited Partner’s Units (or fraction thereof) at any meeting of Limited Partners called by the Board. Limited Partners will be entitled to vote on any matter on which shareholders of a registered investment company would be entitled to vote, except as otherwise provided by the Exemptive Order, to the extent that voting by security holders is required by the 1940 Act. These matters include the right to elect Directors, any change in the fundamental investment policies of the Fund, but do not include (among other things) the right to vote on changes to the Advisory Agreement or the right to vote on new, or changes to any other, investment advisory agreements. Limited Partners will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.
GENERAL INFORMATION
Accounting and Administrative Services
      Under the terms of an administration agreement with the Fund, J.P. Morgan Investor Services Co. will provide certain tax, accounting and administrative services to the Fund, including, among others: providing office space and other support services and personnel as necessary to provide such services to the Fund; supervising the entities retained by the Fund to provide investor services and custody services; handling Limited Partner inquiries regarding the Fund, including but not limited to questions concerning their investments in the Fund and capital account balances; preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund; monitoring the Fund’s compliance with federal and state regulatory requirements (other than those relating to investment compliance); coordinating and organizing meetings of the Board and meetings of Limited Partners and preparing related materials; and maintaining and preserving certain books and records of the Fund. In consideration for these services, the Fund will pay J.P. Morgan Investor Services Co. a monthly fee of $31,667 plus reimbursement of certain out of pocket expenses as of the last day of each month. The principal business address of J.P. Morgan Investor Services Co. is 73 Tremont Street, Boston, MA 02108.

Custody Services
      JPMorgan Chase Bank, an affiliate of J.P. Morgan Investor Services Co., serves as the Fund’s custodian and maintains custody of the Fund’s assets. The principal business address of JPMorgan Chase Bank is 3 Chase Metrotech Center, Brooklyn, NY 11245. In consideration of these services, the Fund will pay JPMorgan Chase Bank a monthly fee of $2,917 plus reimbursement for certain out-of-pocket expenses as of the last day of each month.
Independent Registered Public Accountants
      KPMG LLP is the independent registered public accountant of the Fund. KPMG LLP is located at 99 High Street, Boston, MA 02119.
Legal Matters
      The validity of the Units offered hereby and certain other matters has been passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, One Beacon Street, Boston, Massachusetts 02108.
      The discussion under the heading “Certain U.S. Federal Income Tax Considerations” in this Prospectus has been passed upon by Skadden, Arps, Slate, Meagher & Flom LLP. The discussion under the heading “Taxes — Certain U.S. Federal Income Tax Considerations” in the SAI has been passed upon by Alston & Bird LLP, United States tax counsel to the Fund. The discussion under the heading “Taxes — Certain Canadian Federal Income Tax Considerations” in the SAI has been passed upon by Blake, Cassels & Graydon LLP, Canadian tax counsel to the Fund.

TABLE OF CONTENTS OF STATEMENT OF
ADDITIONAL INFORMATION

Investment Policies	B-3
Investment Advisory and Other Services	B-29
Management	B-39
Potential Conflicts of Interest	B-43
Taxes	B-44
Brokerage	B-54
General Information	B-55

      Kiewit has retained Linsco Private Ledger Corp., through its investment adviser representatives at Carson Wealth Management Group (the “Investment Professional”), to be available to consult with each potential investor in the Fund. Prior to making a decision to invest in the Fund, you are strongly encouraged to consult to the full extent you feel appropriate with the Investment Professional concerning the potential benefits and risks of investing in the Fund and concerning the appropriateness of an investment in the Fund in light of your particular circumstances. The fees and expenses of the Investment Professional are being paid by Kiewit and neither you nor the Fund will be charged for your consultations with the Investment Professional. Prospective investors may begin contacting the Investment Professional from 7:00 a.m. to 6:00 p.m. (Central Time) Monday through Friday and 9:00 a.m. to 5:00 p.m. (Central Time) on Saturdays. The Investment Professional’s contact information is Carson Wealth Management Group, 101 South 108th Avenue, 3rd Floor, Omaha, Nebraska 68154, and telephone no. is (877) 754-3948.
PROSPECTUS
KIEWIT INVESTMENT FUND LLLP
24,667 UNITS OF LIMITED PARTNERSHIP INTERESTS
Where To Go For More Information About Kiewit Investment Fund LLLP
Customer Service
Telephone (on or after [July      ], 2005):
(800) 443-4306 7:00 a.m. - 5:00 p.m. (Central Time) Monday - Friday
Mail:
Kiewit Investment Fund LLLP
P.O. Box 182913
Columbus, Ohio 43218-2913
E-mail:
kifinfo@bisys.com
World Wide Web
www.kiewitinvestmentfund.com
Statement of Additional Information (SAI)
The SAI provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund at the Public Reference Room of the Securities and Exchange Commission or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.
Annual/ Semiannual Reports to Limited Partners
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to Limited Partners.

KIEWIT INVESTMENT FUND LLLP
A Delaware Limited Liability Limited Partnership

SUBSCRIPTION
AGREEMENT
UNITED STATES INVESTORS

          Kiewit has retained Linsco Private Ledger Corp., through its investment adviser representatives at Carson Wealth Management Group (the “Investment Professional”), to be available to consult with each potential investor in the Fund. Prior to making a decision to invest in the Fund, you are strongly encouraged to consult to the full extent you feel appropriate with the Investment Professional concerning the potential benefits and risks of investing in the Fund and concerning the appropriateness of an investment in the Fund in light of the potential investor’s particular circumstances. Fees and expenses of the Investment Professional are being paid by Kiewit and neither you nor the Fund will be charged for your consultations with the Investment Professional. Prospective investors may begin contacting the Investment Professional on or after July      , 2005 from 7:00 a.m. to 6:00 p.m. (Central Time) Monday through Friday and 9:00 a.m. to 5:00 p.m. (Central Time) on Saturdays. The Investment Professional’s contact information is Carson Wealth Management Group, 101 South 108th Avenue, 3rd Floor, Omaha, Nebraska 68154, and telephone no. is (877) 754-3948.

KIEWIT INVESTMENT FUND LLLP
DIRECTIONS FOR THE COMPLETION
OF THE SUBSCRIPTION AGREEMENT
TO INVEST IN KIEWIT INVESTMENT FUND LLLP
      Prospective investors (“Investors”) in Kiewit Investment Fund LLLP (the “Fund”) must complete the Subscription Agreement in the manner described below.
      1. Instructions for Subscription Agreement:

(a) Read the entire Subscription Agreement.

(b) Fill in the Amount of Subscription on page 4 ($5,000 minimum).

(c) Provide all information requested on pages 4 and 5.

(d) Date, print the name of the Investor and sign on page 5.

      2. Delivery of Subscription Agreement:
      Return your completed and signed Subscription Agreement to the Fund’s transfer agent in the accompanying return envelope at the following address:

KIEWIT INVESTMENT FUND LLLP

c/o J.P. Morgan Investor Services Co.

P.O. Box 182913

Columbus, OH 43218-2913

      If you are making payment by wire, you do not need to wait to return your completed Subscription Agreement until the date you wire funds. Please return your completed Subscription Agreement as soon as possible after you have completed it.
      3. Payment of Subscription:
      All payments must be received by August      , 2005 and should be: (a) made by personal or certified check, bank check or money order sent to the order of Kiewit Investment Fund LLLP at the address specified above; or (b) sent by wire transfer to:

JPMorgan Chase Bank, NA

New York, NY

ABA/ Routing #021000021

Kiewit Investment Fund LLLP Subscription Account

Account #304-268577

      Any payments made by wire must specify the Investor’s name and social security number in the remarks section of the wire. Any payments received after the date specified above will be returned, without interest, together with the Subscription Agreement, and the Investor’s subscription will not be accepted.
      4. Questions:
      If you have any questions regarding completion of this Subscription Agreement, you may contact the Fund’s transfer agent by telephone at (800) 443-4306, from 7:00 a.m. to 5:00 p.m. (Central Time), Monday through Friday or by e-mail at kifinfo@bisys.com.
      If you require advice on the potential benefits and risks of investing in the Fund and the appropriateness of an investment in the Fund in light of your own particular circumstances, you may contact Carson Wealth Management Group, free of charge, at (877) 754-3948, from 7:00 a.m. to 6:00 p.m. (Central Time) Monday through Friday and 9:00 a.m. to 5:00 p.m. (Central Time) on Saturday.

KIEWIT INVESTMENT FUND LLLP
SUBSCRIPTION AGREEMENT
Ladies and Gentlemen:
      Reference is made to the Fund’s prospectus, dated July      , 2005 (such prospectus, together with any supplements thereto, being herein called the “Prospectus”), which forms a part of the Fund’s registration statement on Form N-2 (“Registration Statement”) under the Securities Act of 1933, as amended, which is on file with the Securities and Exchange Commission, which Registration Statement is comprised of the Prospectus and a statement of additional information of the Fund, as amended (“SAI”), and exhibits with respect to the offering of units of limited partnership interest (“Units”) in the Fund. Capitalized terms used but not defined herein shall have the respective meanings given them in the Prospectus.
      The undersigned subscribing investor (the “Investor”) hereby agrees as follows:
      1. Subscription for the Units

(a) The Investor hereby agrees to purchase, on the terms and conditions described herein, in the Partnership Agreement and in the Prospectus, the number of Units (or fractions thereof) determined by dividing the total amount of subscription set forth on page 4 hereof by the net asset value per Unit on the closing date.

(b) The Investor hereby agrees that by signing this Subscription Agreement, he or she will be agreeing to be, and upon acceptance of this Subscription Agreement, shall be bound as a Limited Partner to the terms and conditions applicable to Limited Partners set forth in the Fund’s Amended and Restated Limited Partnership Agreement (the “Partnership Agreement”), which is incorporated in its entirety in this Subscription Agreement, and agrees to perform all obligations therein imposed upon Limited Partners, as if the Investor had executed the Partnership Agreement, and the signature page of this Subscription Agreement shall also constitute a signature page to the Partnership Agreement.

      2. Certain Acknowledgments and Agreements of the Investor. The Investor understands and acknowledges that:

(a) The subscription for the Units contained herein may be accepted or rejected, in whole or in part, by the Fund in its sole and absolute discretion. No subscription shall be deemed accepted until the subscription has been accepted and, if necessary, any subsequent acts have been taken which shall be deemed an acceptance of this Subscription Agreement by the Fund for all purposes.

(b) In the event this subscription is accepted, it shall be irrevocable, and the Investor is not entitled to cancel, terminate or revoke this subscription or any agreements of the Investor hereunder, except as otherwise provided by applicable law, except that the Investor shall have no obligations hereunder if this subscription is for any reason rejected or the offering to which it relates is for any reason cancelled.

(c) In the event this subscription is rejected, in whole or in part, the Fund shall return the funds representing the purchase price for Units not purchased, without interest, together with, in the event of the rejection of the entire subscription, this Subscription Agreement, to the Investor.

(d) The Investor understands that the information provided herein will be relied upon by the Fund for the purpose of determining the eligibility of the Investor to purchase Units. The Investor agrees to provide upon request any additional information that the Fund determines necessary or appropriate in determining the Investor’s eligibility.

      3. Representations and Warranties of the Investor. The Investor, for the Investor and for the Investor’s heirs, personal representatives, successors and assigns, makes the following representations and warranties:

(a) The Investor was aware that investment adviser representatives of Linsco Private Ledger Corp., including Ron Carson of Carson Wealth Management Group, (the “Representative”) were available for the purpose of assisting the Investor in evaluating the merits and risks of a prospective investment in the Fund without any charge to the Investor and that the Investor has consulted with the Representative to the full extent that he or she so desired.

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(b) The Investor has received, read carefully and understands the Prospectus, including without limitation the risks of investing in the Fund described therein, and the Partnership Agreement, and has, to the full extent that he or she so desired, read the part of the Fund’s Registration Statement comprised of the SAI, which is on file with the Securities and Exchange Commission.

(c) The Investor understands and acknowledges that (i) the Investor must bear the economic risk of his or her investment in the Units until the termination of the Fund or until the Units are repurchased by the Fund; (ii) the Units have significant restrictions on transfer and redemption which are set out in the Prospectus and Partnership Agreement, including that no transfer may be made (whether or not in compliance with the aforesaid restrictions) without the prior written consent of the Fund, which may be withheld in its sole discretion and will be withheld if the Board determines that such transfer could jeopardize the tax or regulatory status of the Fund or otherwise harm the Fund or the other investors in the Fund; (iii) there will be no public market for the Units; (iv) because there are substantial restrictions on the transferability and redemption of the Units, it may not be possible for the Investor to liquidate his or her investment readily in any event, including in case of an emergency; and (v) the Investor has adequate means of providing for all his or her current and foreseeable needs and personal contingencies and has no need for liquidity in this investment.

(d) The Investor is capable of evaluating the merits and risks of investing in the Units and has evaluated the risks of investing in the Units, and has determined that the Units are a suitable investment for the Investor or has sought assistance in this regard from the Representative to the full extent he or she so desired.

(e) The Investor can bear the economic risk of this investment and can afford a complete loss of his or her investment.

(f) The investor is eligible to invest in the Fund because he or she ((i) is a director of Peter Kiewit Sons’, Inc. (“Kiewit”)), (ii) is currently a holder of Kiewit’s $.01 par value common stock (“Kiewit Stock”) who is a full-time employee of Kiewit or a Kiewit Related Entity(1), (iii) formerly had the status referred to in (ii) above at any time between January 1, 1992 and the closing of the initial offering of the Fund, or (iv) is a director of the Fund.

(g) The Investor maintains his or her domicile, and is not merely a transient or temporary resident, at the address shown below in this Subscription Agreement.

(h) This Subscription Agreement has been duly executed by the Investor and constitutes a valid and legally binding agreement of the Investor.

(i) Any information which the Investor has heretofore furnished to the Fund or any agent of the Fund with respect to the Investor, including the information in this Subscription Agreement, is correct and complete as of the date of this Subscription Agreement and if there should be any material change in such information prior to its purchase of Units, the Investor will immediately furnish such revised or corrected information to the Fund and any agent of the Fund to whom the Investor gave such information.

(j) The representations, warranties, agreements, undertakings and acknowledgments made by the Investor in this Subscription Agreement are made with the intent that they be relied upon by the Fund in determining the Investor’s suitability and eligibility as a purchaser of the Units, and shall survive the purchase of Units by the Investor.

(k) In making his or her decision to purchase Units subscribed for, the Investor has relied solely upon the information contained in the Registration Statement, including the Prospectus, the Partnership

(1)	“Kiewit Related Entity” means any corporation, limited liability company, partnership, unlimited liability company, joint venture, or any other entity as to which such entity and Kiewit are Affiliates of each other. “Affiliates” means affiliated persons as that term is defined in the 1940 Act.

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Agreement and the SAI and upon independent investigation, and the Investor is not relying upon any other information, representation or warranty by the Fund or any agent of the Fund.
      4. Indemnity. The Investor agrees to indemnify and hold harmless the Fund and the Fund’s directors, officers, General Partner, investment adviser, distributor of Units (if any) or any of their respective affiliates, shareholders, officers, directors, partners, employees, agents and representatives from and against any loss, expense, judgment, settlement cost, fee and related expenses (including attorneys’ fees and expenses) due to or arising out of a breach of any representation, warranty or agreement of the Investor contained in this Subscription Agreement or in any other document provided by the Investor to the Fund in connection with the Investor’s investment in Units. Notwithstanding any provision of this Subscription Agreement, the Investor does not waive any rights granted to it under applicable securities laws.
      5. General. This Subscription Agreement (a) shall be binding upon the Investor and the heirs, personal representatives, successors and assigns of the Investor; (b) shall be governed, construed and enforced in accordance with the laws of the state of Delaware, without reference to any principles of conflicts of law (except insofar as affected by the state securities or “blue sky” laws of the jurisdiction in which the offering described herein has been made to the Investor); and (c) shall survive the admission of the Investor to the Fund as a Limited Partner.
      6. Assignment. The Investor agrees that neither this Subscription Agreement nor any rights which may accrue to it hereunder may be transferred or assigned without the consent of the Fund which may be granted or withheld in its sole discretion.
      7. Disclosure Authorization. By executing this Subscription Agreement, the Investor (a) authorizes the Fund’s administrator to utilize and to provide information regarding the Investor’s account, including information for reporting of tax withholding, to intermediaries, such as the Fund’s legal counsel and withholding agents, until said authorization is revoked by the Investor in writing delivered to the Fund; and (b) agrees to allow the Fund, the Fund’s investment adviser, administrator and such intermediaries to divulge the name of such Investor if so required by applicable law, regulation, judicial process or at the request of a regulator (including as necessary to satisfy applicable money laundering rules or regulations). Please read Annex A for information regarding the Investor’s privacy rights.
      8. Tax Status. The Investor certifies under penalty of perjury that: (a) the taxpayer identification number shown on this Subscription Agreement is correct (or the Investor is waiting for a number to be issued); (b) the Investor is NOT subject to backup withholding because the Investor has NOT been notified by the Internal Revenue Service that the Investor is subject to backup withholding as a result of failure to report all interest and dividends (cross out the words “NOT” above if you have received notification from the Internal Revenue Service); and (c) the Investor is a U.S. Person (including a U.S. Resident alien).

9.	Amount of Subscription Please specify dollar amount of Units subscribed for:
US$

      10. Eligibility Status. Please initial the applicable statement below:

(a)	The Investor is a director of Kiewit.

(b)	The Investor is currently a holder of Kiewit Stock and is either a full-time employee of Kiewit or a full-time employee of a Kiewit Related Entity.

(c)	The Investor had the status referred to in (a) above at any time between January 1, 1992 and the closing of the initial offering of the Fund.

(d)	The Investor is a director of the Fund.

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      8. Personal Information. Please provide the following personal information:

(a) Social Security or Tax Identification Number:

(b) Date of Birth:

(c) Address:

(No P.O. Boxes permitted)

(City, State and Zip Code)

(d) Mailing Address:

(If different than above)

(e) Daytime Phone Number: (______________________________) ______________________________ Evening Phone Number: (______________________________)

(f) Email Address:

(g) Payment Method:	Check or Money Order ☐	Wire ☐

(Check appropriate box)
      9. Standing Wire Instructions: Until further written notice to the Fund, funds may be wired to the Investor (for instance, upon redemption or distribution) using the following instructions:

Bank Name:
Bank Address:
ABA or CHIPS Number:
Account Name:
Account Number:
Reference:
      The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
      IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the            day of                     , 2005.

(Print Name of Investor)	(Signature)
ACCEPTANCE OF SUBSCRIPTION
      Subscription accepted this            day of                     , 2005.

KIEWIT INVESTMENT FUND LLLP

By:

Name:

Title:

5

KIEWIT INVESTMENT FUND LLLP
PRIVACY POLICY
       Kiewit Investment Fund LLLP (the “Fund”) protects the confidentiality and security of shareholder information as follows:

•	Shareholders’ personal information is not sold or rented.

•	Employees may not discuss the business affairs of any shareholder with any other employee, except on a strict need-to-know basis.

•	Shareholder information is not released, except upon a shareholder’s authorization or when permitted or required by law.

•	Third-party service providers with access to shareholder information are required to keep such information confidential and to use it only to provide services for the Fund.

The Fund also complies with local law where that law imposes additional restrictions on the confidentiality and security of shareholder information.
      Questions concerning the confidentiality or security of shareholder information should be directed to the Chief Compliance Officer.
Adopted: May 24, 2005

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Subject To Completion, Dated July 7, 2005
KIEWIT INVESTMENT FUND LLLP
73 Tremont Street
Boston, MA 02108
Tel. No. (800) 443-4306
STATEMENT OF ADDITIONAL INFORMATION
THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
      This Statement of Additional Information (the “SAI”) relating to Units of the Fund does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus (the “Prospectus”) relating thereto dated July      , 2005, and as it may be supplemented. This SAI does not include all information that a prospective investor should consider before purchasing Units, and investors should obtain and read the Fund’s Prospectus prior to purchasing such Units. A copy of the Fund’s Prospectus may be obtained without charge by calling (800) 443-4306 or by writing to the Fund’s transfer agent at P.O. Box 182913, Columbus, Ohio 43218-2913. Prospective investors may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

INVESTMENT POLICIES
      The investment objective of the Fund is capital growth with consideration to consistency of returns. The Fund’s investment objective is fundamental and may not be changed by the Fund’s Board of Directors without Limited Partner approval.
Fundamental Investment Policies
      Described below are the Fund’s fundamental investment policies, which may not be changed without the approval of the holders of a majority of the outstanding Units.
      (1) The Fund may borrow and issue senior securities to the extent permitted under the 1940 Act. If the Fund were to engage in borrowings or issuing senior securities, it would be required to comply with the asset coverage requirements of Section 18 of the 1940 Act. In the case of borrowings or a class of senior securities representing indebtedness, the Fund would generally need to maintain an asset coverage requirement (i.e., total assets over liabilities) of 300%. In the case of a class of senior securities that are stock, an asset coverage requirement of 200%.
      (2) The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
      (3) The Fund will not concentrate its investments in a particular industry or group of industries.
      (4) The Fund may invest in real estate to the extent permitted under the 1940 Act.
      (5) The Fund will not be a commodity pool and will not operate in a manner that would require the Fund to register as a commodity pool operator within the meaning of the Commodity Exchange Act, as amended (“Commodities Act”); provided that, subject to the limitation set forth above, the Fund may from time to time invest a portion of its assets in commodity pools engaged in the purchase or sale of commodities, commodities contracts or oil, gas, timber or mineral programs; provided further that the Fund may purchase, sell or enter into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments for bonafide hedging transactions and as otherwise permitted by applicable provisions of federal securities or commodities laws such that the Fund will not be required to register as a commodity pool operator within the meaning of the Commodities Act.
      (6) The Fund may make loans to the extent permitted under the 1940 Act.
      (7) The Fund may engage in short sales, the purchase of securities or other assets on margin, or purchase or sell put or call options to the extent permitted under the 1940 Act.
      For purposes of the foregoing, “majority of the outstanding,” means (i) 67% or more of Units present at a meeting, if the holders of more than 50% of Units are present or represented by proxy, or (ii) more than 50% of the Units, whichever is less. In addition, in determining whether an action is permitted under the 1940 Act, the Fund will consider the 1940 Act, the rules and regulations thereunder, any order of the SEC, the interpretive positions of the staff of the SEC or industry practices.
      Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this SAI) apply only at the time a transaction is entered into. Any subsequent change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment until the Fund’s investment adviser determines to do so.
      Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

      The Fund would be deemed to “concentrate” in a particular industry if it invested more than 25% of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors.
      The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to Exemptive Order of the SEC.
      For purposes of the Fund’s investment restrictions and investment limitations under the 1940 Act, the Fund will consider assets of the Fund allocated directly to Sub-Advisers. Portfolio Funds in which the Fund invests, however, are not subject to the Fund’s investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act.
Additional Significant Investment Policies, Techniques and Risks
      The following information supplements the discussion of the Fund’s investments and related risk factors set forth in the Prospectus. Although the Fund does not currently anticipate investing in each of the securities and investments listed below, the Fund, directly in the case of Fund assets allocated to Sub-Advisers for investment management, or indirectly in the case of Fund assets invested in Portfolio Funds, may invest in the securities and investments set forth below, subject to any limitations of the Fund’s fundamental and other investment policies discussed in this SAI or the Prospectus.
      Equity Securities. Investments in equity securities will include, among other securities, common stock traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, real estate investment trusts, limited partnership interests, equity-linked debt securities and shares of other investment companies. Historical trends would indicate that substantial exposure to equity securities results, at times, and over time, to higher levels of volatility and market and issuer-specific risk than investments exclusively or substantially in fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market.
      Preferred Stocks. Investments in equity securities will include, among other securities, preferred stock, which is a class of stock having a preference over common stock as to dividends or upon liquidation. Although preferred stock may be considered a form of fixed income securities, a preferred stockholder is a shareholder in the company and not a creditor of the company, as is a holder of the company’s debt obligations. Dividends paid to preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company.
      Preferred stocks may pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
      Fixed Rate and Sinking Fund Preferred Stocks. Some fixed rate preferred stocks are known as perpetual preferred stocks, which offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.
      Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund or a Portfolio Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.
      Synthetic Convertible Securities. Synthetic convertible securities differ from convertible securities in certain respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. Synthetic convertible securities can be variable or fixed rate instruments. For these reasons, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.
      Other Investment Companies. The 1940 Act imposes certain restrictions on investments in other investment companies. The Fund may not invest more than 5% of its total assets in securities issued by another investment company; and the Fund may not invest more than 10% of its total assets in securities issued by other investment companies provided, that, the foregoing restrictions do not apply if the Fund purchases not more than 3% of the total outstanding voting stock of any other investment company and the Fund generally votes securities of such investment companies in accordance with instructions of Limited Partners. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemption granted under the 1940 Act.
      Index-Related Securities (“Equity Equivalents”) (Dividend and Income and Convertible Funds). These investment companies may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.
      Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.
      The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the funds investing in such instruments.
      Fixed Income Securities. Many debt securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although an investor would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, an investor may realize a capital loss on its investment if the security was purchased at a premium and the investor may have to replace the called security with a lower yielding security, resulting in a decreased rate of return. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.
      Corporate Debt Obligations. Corporate Debt Obligations are debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of any issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
      Investment Grade Securities. Securities are investment grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization, they have received a comparable short-term or other rating or they are unrated securities that a Sub-Adviser or the Adviser reasonably determines are of comparable quality to investment grade securities.
      High Yield, Below Investment Grade Securities. High yield, below investment grade securities are securities that are rated by a recognized rating organization below its top four long-term rating categories or unrated securities determined to be of equivalent quality. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium-and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.
      Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related in part to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.
      The secondary markets for high yield securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may adversely the ability to dispose of such securities at a favorable price or time, and make calculating such securities value difficult. Less liquid secondary markets may also affect the ability of to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain otherwise liquid high yield securities may become illiquid.
      Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities, among others. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.
      High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. Additional expenses may be incurred to the extent that an investor is required to seek recovery upon a default in the payment of principal or interest on such securities.
      The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.
      High yield non-U.S. and U.S. corporate securities may include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates.
      High Yield Foreign Sovereign Debt Securities. Investing in fixed rate high yield foreign sovereign debt securities, especially in developing or emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund or a Portfolio Fund may be invested, especially developing or emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.
      The ability of a foreign sovereign obligor, especially in developing or emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.
      As a result of the foregoing, a governmental obligor, especially in a developing or an emerging market country, may default on its obligations. If such an event occurs, an investor in such securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.
      Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect current holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
      Distressed Debt Securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or a Portfolio Fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are judged to be of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.
      U.S. Government Securities. Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Maes”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation (“Freddie Macs”)). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.
      Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.
      Foreign Securities and American Depositary Receipts. American Depositary Receipts (“ADRs”) are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the U.S. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.
      There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult to obtain or enforce a judgment against the issuers of such obligations.
      Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of income from such securities, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might adversely affect payments due on such securities, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of holders of such securities to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.
      There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

      In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.
      Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures may result in lost attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses due to subsequent declines in the value of such portfolio security or, with respect to a party with a contract to sell such security, possible liability to the purchaser.
      Rules adopted under the 1940 Act permit foreign securities and cash to be maintained in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, which may preclude the purchase of securities in certain foreign countries or which may result in additional costs and delays in providing transportation and custody services for such securities outside of such countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In certain countries there may be legal restrictions or limitations on the ability to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.
      Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in developing or emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and, consequently, the value of certain securities held in the Fund’s or a Portfolio Fund’s portfolio.
      Investment in certain emerging market issuers is restricted or controlled to varying degrees, which may at times limit or preclude investment in certain emerging market issuers and increase the costs and expenses. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.
      Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, which could adversely affect investors in such securities. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require investors to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs. In addition, different legal standards in certain emerging market countries may have an adverse impact on such securities’ investors. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.
      Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States.
      Foreign Currency Transactions. Foreign currency options and foreign currency futures contracts and related options are transacted either on a spot (cash) basis at the prevailing rate in the currency exchange market at the time or through forward foreign currency exchange contracts (“forwards”) with terms generally of less than one year. Such transactions are effected in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. Foreign currency options and foreign currency forward contracts may also be used to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
      A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards may be used to adjust foreign exchange exposure with a view to protecting a security position. The following are circumstances under which such transactions may be engaged in:

Lock In: sets the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge: if a particular currency is expected to decrease against another currency, the currency that might decrease would be sold and the currency that may increase would be purchased in an amount approximately equal to portfolio holdings denominated in the currency sold.

Direct Hedge: to eliminate substantially all of the risk of owning a particular currency, or to benefit from price appreciation in a given country’s debt obligations without holding the currency, or both, such currency would be directly hedged back into the U.S. dollar. In either case, a forward contract would be entered into to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, subject to a potential benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge: after purchasing a security, the sale of a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. In addition, proxy hedging may be utilized when a foreign bond is purchased with a higher interest rate than is available on U.S. bonds of a similar maturity, which additional yield on the foreign bond could be substantially reduced or lost if a direct hedge by selling the foreign currency and purchasing the U.S. dollar were entered into as a result of the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

      Foreign Currency Exchange-Related Securities. Foreign currency exchange-related securities include the following:

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange Warrants (“CEWs”), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. “Reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

      Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas E. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.
      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of 1% above the then current six month London Inter-Bank Offered Rate (“LIBOR”). Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Investors who may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. Brady Bonds and other sovereign debt securities are likely to be acquired at a discount.
      Bank Obligations. Bank obligations, include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
      Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations.
      Asset-Backed Securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.
      Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the services were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.
      Mortgage-Backed Securities. Mortgage-backed securities are securities representing interests in “pools” of mortgage loans. The following describes certain characteristics of mortgage-backed securities. Mortgage-

backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.
      Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if such securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if such securities are purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.
      Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.
      Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities are mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the services of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.
      Guaranteed mortgage pass-through securities include those issued or guaranteed by Ginnie Mae (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and Freddie Mac (“Freddie Mac Certificates”).
      Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and

(ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.
      Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.
      Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.
      Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
      Privately-Issued Mortgage Securities. Mortgage-backed securities issued by private issuers may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

      The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.
      Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.
      Collateralized Mortgage Obligations and MultiClass Pass-Through Securities. Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.
      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
      Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. Planned amortization class bonds (“PAC Bonds”) are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the

PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.
      Stripped Mortgage Securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.
      Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.
      Small Cap Companies. Investments in companies with market capitalizations below the top 1,000 stocks of the equity market (“Small Cap Companies”). Investments in Small Cap Companies may involve greater risks and volatility than investments in larger companies. Small Cap Companies may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, Small Cap Companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of Small Cap Companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies.
      In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.
      Rule 144A Securities. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. Although Rule 144A Securities are restricted securities, they may be considered liquid securities in appropriate circumstances, including the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.
      Firm Commitment and When-Issued Securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

      Zero Coupon Securities, PIK Bonds and Deferred Payment Securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Deferred payment securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.
      Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities. Although under the terms of a custodial receipt an investor is typically authorized to assert its rights directly against the issuer of the underlying obligation, an investor may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, an investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation of the issuer.
      Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.
      Loan Participation and Assignments. Loan participations typically will result in the Fund or a Portfolio Fund having a contractual relationship only with the lender that sold the participation, not with the borrower. Loan participants will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, such participant generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the participant may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the participant will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the participant may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
      Assignments and loan participations may be difficult to dispose of. In certain cases, the market for such instruments is not highly liquid, and such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.
      Structured Notes and Related Instruments. Structured notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
      Derivatives. Various investment strategies as described below may be used to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held, or to seek an increase in income or gain.
      Purchases and sales of interest rate, currency or stock or bond index futures contracts; purchases and sales (or write) of exchange listed and over-the-counter (“OTC”) put and call options on securities, futures contracts, indices and other financial instruments; entering into interest rate transactions, equity swaps and related transactions; and investments in indexed securities and other similar transactions (collectively, these transactions are referred to as “Derivatives”). Interest rate transactions may take the form of swaps, caps, floors and collars.
      Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into by the Fund directly primarily for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, (i) its pro rata share of the aggregate initial margin and premiums does not exceed 5% of the fair market value of the Fund’s assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation); (ii) the aggregate “notional value” (i.e., the size of the contract, in contract units, times the current market price (futures position) or strike price (options position) of each such unit) or the contract, so that it does not exceed the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on such contracts and options.
      Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and the risk that the use of Derivatives could result in significantly greater losses than if they had not been used.
      Futures Contracts. Futures contracts are traded: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and foreign exchanges on single stocks and stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the seller to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). Maintaining a futures contract or selling an option on a futures contract typically requires the deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates.
      Interest Rate Futures Contracts. Interest rate futures contracts attempt to protect against fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if an investor owns bonds and interest rates are expected to increase, a sale of futures contracts on debt securities having characteristics similar to those held in the portfolio would have much the same effect as selling an equivalent value of the bonds then owned. If interest rates did rise, the value of the debt securities in a portfolio would decline, but the value of the futures contracts held would increase at approximately the same rate, thereby keeping a portfolio’s value from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique provides the ability to maintain a defensive position without having to sell portfolio securities.

      Similarly when interest rates are expected to decline, interest rate futures contracts might be purchased in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, it may be possible to take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the purchase of the bonds could be effected in the cash market and the futures contracts could be liquidated.
      At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.
      Options. In order to hedge against adverse market shifts put and call options may be purchased. In order to increase income or potentially increase gain put and call options on securities, including “covered” options, may be written and put and call options on futures contracts on stock indices, interest rates and currencies might be written. A call option is “covered” if, for example, so long as the writer of the obligation is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, for example, to support its obligation to purchase the underlying investment if a put option that a writer writes is exercised, the writer will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.
      Except for certain options on interest rate futures contracts, the writing of a call limits the opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the obligation as writer of the option continues. The writer of a put assumes the risk of a decrease in the market value of the underlying investment below the exercise price of the option for as long as the obligation as writer of the option continues. Upon the exercise of a put option written, an economic loss may be suffered equal to the difference between the price at which the writer is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written, an economic loss may be suffered equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid and the acquisition cost of the investment.
      Except for certain options on interest rate futures contracts, in purchasing a put option, a purchaser will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a purchaser will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the investment in the option may be lost. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

      In the case of certain options on interest rate futures contracts, a put option may be purchased in anticipation of a rise in interest rates, and a call option may be purchased in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the writer will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the writer will limit its opportunity to profit from a rise in interest rates.
      Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.
      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts.
      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The purchase of a put option on a security, for example, might be designed to protect a holding in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the option purchaser the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect against an increase in the price of the underlying instrument that may be purchased in the future by fixing the price at which it the instrument would be purchased. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.
      OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
      The ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.
      OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.
      Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into or fails to make a cash settlement payment due in accordance with the terms of that option, any premium paid for the option as well as any anticipated benefit of the transaction would be lost.
      Purchases and sales of call options may be effected on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. Even though a seller of a call will receive the option premium to help protect it against loss, a call sold will expose the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the holding of a security or instrument that might otherwise have been sold.
      Options on Stock Indices. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor’s 100 Index of Composite Stocks, Standard & Poor’s 500 Index of Composite Stocks, the New York Stock Exchange Composite Index, the American Stock Exchange Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.
      If general stock market prices are expected to rise, a call option on a stock index or a futures contract on that index might be purchased as a hedge against an increase in prices of particular equity securities that may be bought in the future. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value index option or futures contract resulting from the increase in the index. If, on the other hand, general stock market prices are expected to decline, a put option might be purchased or futures contract might be sold on the index. If that index does decline, the value of some or all of the equity securities held may also be expected to decline, but that decrease would be offset in part by the increase in the value of the position in such put option or futures contract.
      Interest Rate and Equity Swaps and Related Transactions. Interest rate and equity swaps of interest rate and equity caps, floors and collars might be entered into to hedge against either a decline in the value of securities held in a portfolio or against an increase in the price of securities which are intended to be purchased, in order to preserve or maintain a return or spread on a particular investment or portion of a portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.
      Interest rate and equity swaps, caps, floors and collars are entered into on either an asset-based or liability-based basis, depending on whether assets or liabilities are being hedged. When hedging assets or liabilities, interest rate and equity swaps are usually entered into on a net basis (i.e., the two payment streams are netted out), with the receipt or payment, as the case may be, only the net amount of the two payments. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If forecasts of market values, interest rates and other applicable factors are incorrect, such techniques would diminish a portfolio’s value compared with what it would have been if these investment techniques were not utilized. Moreover, even if forecasts are correct, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
      Indexed Securities. Securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators may be purchased. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
      Risk Factors. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a security to be held that might otherwise might be sold.
      The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position could create the possibility that losses on the hedging instrument are greater than gains in the value of the position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets with the result that, in certain markets, a transaction might not be able to be closed out without incurring substantial losses. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain that might result from an increase in value of the position. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with a party that has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage.

      As is the case with futures and options strategies, the effective use of swaps depends, among other things, on the ability to terminate the transactions at times deemed desirable. To the extent a such a transaction is not or cannot be terminated in a timely manner, a loss might be incurred in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.
      Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses if it becomes difficult or impossible to deliver or receive currency or monies in settlement of obligations and could also cause hedges to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.
      Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.
      Risks of Derivatives Outside the United States. When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.
      Use of Segregated and Other Special Accounts by the Fund. Use of many Derivatives by the Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with established procedures. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund’s obligations.
      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.
      In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.
      Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.
      Structured Instrument. Structured instruments generally consist of, but are not limited to, a trust or partnership through which an interest is held in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments include: (1) “Tender Option Bonds”, which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products”, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) “Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be considered to be derivatives.

      Short-Term Investments. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, cash equivalents and short-term fixed-income securities may be invested in. Short-term fixed income investments are defined to include, without limitation, the following:
      Certificates of Deposit. Certificates of deposit are issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.
      Commercial Paper. Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest. Master demand notes are direct lending arrangements between an investor (e.g., the Fund or a Portfolio Fund) and a corporation. There is no secondary market for such notes. However, they are redeemable at any time. Sub-Advisers and Portfolio Managers will normally consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s or such Portfolio Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.
      Lending Portfolio Securities. Securities may be loaned to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In such a case, the lender continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which provides an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. In connection with any such transaction, the lender will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The lender might experience loss if the counterparty breaches its agreement to repay. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the lender in an amount equal to a minimum of 100% of the market value of the securities lent. The lender will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the lender receives securities as collateral, the lender will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the lender may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated at any time. The lender will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the lender will be able to exercise its voting rights on the securities.
      Private Equity Investments. Private equity Portfolio Funds frequently utilize significant leverage, which risks are discussed elsewhere in the Prospectus and this SAI. The value of private equity Portfolio Funds are likely to be especially volatile as a result of their investments and use of leverage. These investments may include restructuring, expansion of business, recapitalization and buyout investments, among others. Such investments also involve a greater degree of business and financial risk than investments with more stable operations or better financial conditions, which may result in substantial losses. These companies may not have proven operating histories, may be in distressed situations, may be operating at a loss or have significant variations in operating results, may be engaged in rapidly changing businesses, may require additional capital to support their operations, to finance expansion or to maintain their competitive positions, or may otherwise have weak financial conditions. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities, and a larger number of qualified managerial and technical personnel.

      It may take several years before private equity Portfolio Funds have fully invested or committed to invest in portfolio companies, and it is likely that no significant distribution of the proceeds from the disposition of their portfolio investments will be made until the later years of the private equity Portfolio Funds’ respective terms. Securities laws and contractual and practical limitations may inhibit the ability to sell, distribute or liquidate their investments in portfolio companies and could reduce the amount of proceeds that might otherwise be realized.
      Competition for private equity investment opportunities is fierce. It is likely that competition from other professional private equity funds will be encountered.
      Most, if not all, of the investments of private equity Portfolio Funds will consist of restricted securities. Restricted securities are securities that, without registration under the 1933 Act, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act. In the case of a public offering of a portfolio company, a private equity Portfolio Fund may be subject to regulatory, contractual or practical limitations on its ability to sell such company’s securities.
      Where registration is required to sell a security, a private equity Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the private equity fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the private equity fund might obtain a less favorable price than the prevailing price when it decided to sell. Private equity funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.
      In addition, the interests in the private equity Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund will generally be unable to withdraw from a private equity Portfolio Fund. The illiquidity of these interests may adversely affect the Fund were it to have to sell such interests at an inopportune time. The Fund ordinarily would not intend to attempt to sell any such interests under such circumstances/during such inopportune time.
      Dispositions of Portfolio Investments. In connection with the disposition of an investment in a portfolio company, a private equity Portfolio Fund may be required to make representations and warranties about the business and financial affairs of the portfolio company typical of those made in connection with the sale of any business. A private equity Portfolio Fund may therefore also be required to indemnify the purchaser of such investment to the extent that any such representations or warranties turn out to be inaccurate or misleading. These arrangements may result in liabilities for the private equity Portfolio Fund and, in turn, losses for the Fund.
      Control Positions. Private equity Portfolio Funds may take control positions in portfolio companies. The exercise of control over a company results in additional risks of liability for environmental damage, product defects, failure to supervise management and employees, violations of laws and other types of potential liability.
      Incomplete Information. Since private market transactions in securities are generally exempt from registration and reporting requirements, a lack of available data relating to these transactions may result in incomplete information for the Adviser to evaluate properly private equity funds and for such funds to evaluate their own investment opportunities.
      Leverage. As mentioned elsewhere in the prospectus and this SAI, borrowing for investment purposes, is a speculative investment technique and, in certain circumstances, can result in significant losses.
      Portfolio companies of private equity Portfolio Funds may also be highly leveraged, which may adversely affect investment return. These companies may be subject to restrictive financial and operating covenants that may impair their ability to finance their future operations or capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. In addition, leveraged companies have increased exposure to adverse economic factors such as rising interest rates, downturns in the economy or deteriorations in such companies’ respective industries.

      Potential Conflicts of Interest. Portfolio Managers of private equity Portfolio Funds and their affiliates may be subject to various conflicts of interest in connection with their relationships and transactions with their portfolio companies. Such conflicts of interest may include the performance of various services for such portfolio companies such as making loans, maintaining deposits of funds, serving as directors or officers and providing services in connection with mergers and acquisitions, leasing real estate and providing insurance and economic forecasting. In consideration for such services, such Portfolio Managers or their affiliates may receive various fees, commissions and reimbursements. Depending upon any Portfolio Manager’s or its affiliates’ influence and control with respect to such portfolio companies, the selection of such persons to perform such services may not be a disinterested decision and the terms and conditions for the performance of such services and the amounts and terms of such compensation may not be determined in arms-length negotiations. In addition, such relationships could influence the Portfolio Managers or its affiliates to take actions, or forbear from taking actions, and which might otherwise benefit the Fund.
      Special Risks of Multi-Manager Structure. Certain private equity Portfolio Funds may have conducted their initial closings, which means that later investors, potentially the Fund, will be charged a “catch-up fee” in accordance with such private equity Portfolio Fund’s ordinary course of practice. Catch-up fees are designed to compensate Portfolio Managers for asset-based management fees that would have been paid by the Fund to the Portfolio Managers (plus interest thereon) and to serve as a mechanism to compensate earlier investors so that the Fund and such earlier investors receive equal economic treatment, in each case, as if the Fund had invested at such Portfolio Funds’ initial closings.
      Private equity Portfolio Funds ordinarily will not reinvest the proceeds from the sale of their investments, but will distribute such proceeds (after the payment of fees and expenses and the establishment of reserves) to their investors, including the Fund. Due to the nature of private equity investing, the Fund does not expect to receive distributions from private equity Portfolio Funds for several years.
      Each private equity Portfolio Fund is permitted to distribute securities in-kind. Thus, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund.
      The Fund may be required to indemnify certain of the private equity funds and their Portfolio Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Portfolio Funds’ interests.
INVESTMENT ADVISORY AND OTHER SERVICES
      Subject to the ultimate supervision of, and the policies established by of the Board, Offit Hall Capital Management LLC (the “Adviser”) serves as the Fund’s investment adviser and provides investment management services to the Fund. The Advisory Agreement between the Fund and the Adviser was approved by the Directors, who are not parties to the Agreement or interested persons of the Adviser or the Fund and by the full Board at a meeting held in person and called for the purpose on June 6, 2005.
      The Adviser is responsible for developing, implementing and supervising the Fund’s investment program. The Adviser has substantial investment management experience and, as of March 31, 2005, had $16.4 billion under advisement for 108 clients. The Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund.
      The Advisory Agreement provides that, as consideration for providing investment management services to the Fund, the Adviser shall be entitled to receive Advisory Fees, as set forth under “Management of the Fund — The Adviser ” in the Prospectus.
      The Adviser is responsible for: (i) recommending Sub-Advisers to invest the Fund’s assets directly on the Fund’s behalf; (ii) investing the Fund’s assets on a discretionary basis directly in Portfolio Funds and (iii) voting, exercising consents and exercising other rights appertaining to such assets on behalf of the Fund consistent with the investment objective, policies and restrictions of the Fund; monitoring the Fund’s investment program; arranging for the purchase and sale of Portfolio Funds and securities and other assets held in any unallocated portion of the portfolio of the Fund; and providing, or arranging to have provided, investment research on behalf of the Fund.
      The Advisory Agreement provides for indemnification by the Fund of the Adviser and its directors, members, managers, officers, and employees, against any liabilities and expenses that may be incurred at law or in equity that arises out of the Fund having acted with willful misfeasance, bad faith or gross negligence in the performance of its duties under the Advisory Agreement or applicable law. Indemnification is (or will be) available only to the extent the loss, claim, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Advisory Agreement.
      The Advisory Agreement provides that it will continue in effect for two years and that, after the initial term, will continue in effect for successive 12 month periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Directors who are not parties to the Advisory Agreement or interested persons of the Adviser cast in person at a meeting called for the purpose of voting on such continuance and the vote of a majority of the full Board. The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, either by: (1) the Fund, by action of the Board or by vote of a majority of the outstanding Units, on 60 days’ written notice; or (2) the Adviser on 6 months’ written notice to the Fund. The Advisory Agreement provides that it will terminate immediately in the event of “assignment” (as defined in the 1940 Act).
Adviser Portfolio Manager Disclosure
      The table below describes certain information regarding the accounts that Ms. Hall, either alone or together with other Managing Directors of the Adviser, managed or advised as of December 31, 2004:

			Number of	Assets Managed
			Accounts Managed	for which
			for which	Investment
	Number of		Investment	Advisory Fee is
	Accounts	Total Assets	Advisory Fee is	Performance-
Type of Account	Managed	Managed	Performance-Based	Based

Registered Investment Companies	0	$—	0	$—
Other Pooled Investment Vehicles	3	$315,000,000	1	$11,300,000
Other Accounts (Advisory Clients)	103	$15,368,000,000	2	$120,000,000
      Ms. Hall manages or advises accounts for many clients. There are certain inherent conflicts of interest between the Fund and other clients for which the Adviser acts as investment advisor or portfolio manager. In particular, some of these clients may seek to invest in the same portfolio funds as the Fund or to dispose of some investments the Fund is seeking to acquire. In addition, the Adviser may have conflicts of interest in the allocation of management and staff time, services and functions between the Fund and other entities.
      Offit Hall seeks to manage such potential conflicts among its clients, including the Fund, through allocation policies and procedures (the “Allocation Policies”), which the Adviser has developed to provide assurances that no one client, regardless of type, is intentionally favored at the expense of another. The Allocation Policies are reasonably designed to address potential conflicts in situations where two or more client accounts participate in investment decisions involving the same Portfolio Funds.
      Under the Allocation Policies, the Adviser will allocate investment opportunities in a manner that it believes in good faith to be in the best interest of all the accounts involved and will in general allocate investment opportunities believed to be appropriate for both the Fund and other accounts on an equitable basis; however, there can be no assurance that a particular investment opportunity which comes to the attention of the Adviser will be allocated in any particular manner.
      In addition, Ms. Hall, like all Adviser personnel, is required to adhere to the Adviser’s Code of Ethics concerning personal investments.

      Because clients advised by the Adviser have different investment objectives or consideration than the Fund, decisions for each such client are made separately and independently in light of the objectives and purposes of such accounts. In addition, the Adviser does not devote its full time and attention to the Fund and will only be required to devote such time and attention to the Fund as it, in its sole discretion, deems necessary for the management of the Fund.
      Ms. Hall’s compensation generally consists of base salary, bonus and equity ownership in the Adviser. In addition, she is eligible for the standard retirement benefits and health and welfare benefits available to all Adviser employees.
Sub-Advisory Agreements
      Prior to commencing operations, the Fund will enter into investment advisory agreements with each Sub-Adviser to manage portions of the Fund’s assets allocated to them pursuant to separate sub-investment advisory agreements (each, a “Sub-Advisory Agreement”) between the Fund and such Sub-Adviser. The Sub-Advisory Agreements between the Fund and each Sub-Adviser were approved by the Directors who are not parties to such Sub-Advisory Agreements or interested persons of the applicable Sub-Adviser or the Fund and by the full Board at a meeting held in person called for the purpose on June 9, 2005.
      Each Sub-Advisory Agreement provides that it will continue in effect for two years and that, after the initial term, will continue in effect for successive 12 month periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Directors who are not parties to the applicable Sub-Advisory Agreement or interested persons of the applicable Sub-Adviser cast in person at a meeting called for the purpose of voting on such continuance and the vote of a majority of the full Board.
      The Sub-Advisory Agreement with PIM (“PIM Agreement”) provides that it may be terminated without penalty by the Fund on sixty days prior written notice to PIM or by PIM on 120 days prior written notice to the Fund. In addition, the PIM Agreement provides that (i) other than by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its or their duties, or by reason of the reckless disregard of its or their obligations and duties under such the PIM Agreement, none of PIM or any of its officers, members, partners, stockholders, agents or employees shall have any liability to the Adviser or the Fund or any Limited Partner and (ii) PIM will indemnify the Fund and Adviser and their respective affiliates for all damages, claims and/or losses occasioned by reason of PIM’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the PIM Agreement.
      The Sub-Advisory Agreement with Payden & Rygel (“Payden & Rygel Agreement”) provides that it may be terminated without penalty by the Fund on sixty days prior written notice to Payden & Rygel or by Payden & Rygel on 120 days prior written notice to the Fund. In addition, the Payden & Rygel Agreement provides that, in the absence of willful misfeasance, bad faith, negligence, or disregard of its obligations and duties hereunder, Payden & Rygel shall not be subject to any liability to the Adviser, the Fund or their respective affiliates for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement; provided that Payden & Rygel has agreed to indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys fees) which arise or result from Payden & Rygel’s willful misfeasance, bad faith, negligence, or disregard of its obligations and duties.
      The Sub-Advisory Agreement with SSgA FM (“SSgA FM Agreement”) provides that it may be terminated without penalty by the Fund on sixty days prior written notice to SSgA FM or by SSgA FM on 90 days prior written notice to the Fund. In addition, the SSgA FM Agreement provides that SSgA FM will indemnify the Fund and the Adviser and each of their respective affiliates against any and all damages, claims and losses resulting from (i) willful misfeasance, bad faith or gross negligence on the part of SSgA FM in performance of its obligations and duties under the SSgA FM Agreement, (ii) reckless disregard by the Sub-Adviser of its obligations and duties, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), provided that, other than by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of the reckless disregard of its obligations and duties under this Agreement, SSgA FM shall not be subject to any liability whatsoever to the Adviser or the Fund, or to any securityholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the SSgA FM Agreement including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund. In addition, the Fund shall indemnify the SSgA FM and its affiliates against any and all damages, claims and losses resulting from (i) willful misfeasance, bad faith or gross negligence on the part of the Fund in performance of its obligations and duties hereunder, or (ii) reckless disregard by the Fund with respect of its obligations and duties under the SSgA FM Sub-Advisory Agreement.
Sub-Adviser Portfolio Manager Disclosure
Pzena Investment Management, LLC

					Number of Accounts & Assets for Which Advisory Fee
	Number of Other Accounts Managed & Assets by Account Type				is Performance Based as of December 31, 2004
	as of December 31, 2004
					Registered	Other Pooled
	Registered Investment	Other Pooled			Investment	Investment
Portfolio Manager	Companies	Investment Vehicles	Other Accounts		Companies	Vehicles	Other Accounts

Pzena Investment Management	5 ($2,358.8 million)	72 ($1,333.6 million)	291 ($6,979.1 million	)	0	1 ($5 million)	7 ($1,609.3 million)
Richard S. Pzena(1)	5 ($2,358.8 million)	72 ($1,333.6 million)	291 ($6,979.1 million	)	0	1 ($5 million)	7 ($1,609.3 million)
John Goetz(1)	5 ($2,358.8 million)	72 ($1,333.6 million)	291 ($6,979.1 million	)	0	1 ($5 million)	7 ($1,609.3 million)
Lawrence Kohn(1)(2)	1 ($12.3 million)	45 ($844.5 million)	215 ($5,075.6 million	)	0	0	3 ($922.3 million)

(1)	Pzena Investment Management is a registered investment adviser that follows a classic value investment approach. As of December 31, 2004, the firm manages $10.7 billion in assets for 359 separate accounts under five separate asset strategies: Value, Small Cap Value, Mid Cap Value, Large Cap Value and All-Cap Value. Investment decisions for each strategy are made by a three-person investment team. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of each of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.

(2)	Information for Mr. Kohn only is reported as of January 31, 2005. Increases in the firm’s accounts and assets between December 31, 2004 and January 31, 2005 are not reflected in the other managers’ information.

      Potential Conflicts of Interest. In PIM’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of PIM’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts which may arise and PIM’s policy or procedure for handling them. Although PIM has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.
      The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. PIM seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all value Accounts, whether they be Fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.
      If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, PIM has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, PIM may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having NASD restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.
      With respect to securities transactions for the Accounts, PIM determines which broker to use to execute each order, consistent with its duty to seek best execution. PIM will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, PIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, PIM may place separate, non-simultaneous, transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.
      Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, PIM has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund Limited Partners’ interests) or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by PIM’s Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include persons who have access to non-public information about client securities transactions, or portfolio recommendations or holdings, and thus covers all of PIM’s full-time employees except those whose job functions are solely clerical. In addition, no access person, including an investment person, shall be permitted to effect a short term trade (i.e. to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of securities which (i) are issued by a mutual fund which is advised or sub-advised by PIM, or (ii) are the same (or equivalent) securities purchased or sold by or on behalf of the advisory accounts unless and until the advisory accounts have effected a transaction which is the same as the access person’s contemplated transaction. Finally, orders for proprietary accounts (i.e., accounts of PIM’s principals, affiliates or employees or their immediate family which are managed by PIM) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.
      Proxy voting for the Fund and the other Accounts’ securities holdings may also pose certain conflicts. PIM has identified the following areas of concern: (1) where PIM manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; and (3) where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. PIM’s proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.
      PIM manages some Accounts under performance based fee arrangements. PIM recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, PIM generally requires portfolio decisions to be made on a product specific basis. PIM also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, PIM requires average pricing of all aggregated orders. Finally, PIM has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.
      Portfolio managers and other investment professionals at PIM are compensated through a combination of base salary, performance bonus and equity ownership, if appropriate due to superior performance. PIM avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Ultimately, equity ownership is the primary tool used by PIM for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock). The equity ownership in PIM as of January 1, 2005 of each member of the investment team who makes investment decisions for the Fund is as follows:

Richard S. Pzena	Greater than 25% but less than 50%
John P. Goetz	Greater than 10% but less than 25%
Lawrence Kohn	Greater than 0% but less than 10%
      The portfolio managers do not, and are not permitted to, own any Units of the Fund.
Payden & Rygel
      Payden & Rygel investment management philosophy is founded on a team approach to investing. The Investment Policy Committee, composed of seven managing principals including Brian Matthews, sets overall policy for all portfolios managed by Payden & Rygel, including the Fund’s assets. The group at Payden & Rygel responsible for day-to-day portfolio management of the Fund’s assets, the Core Bond Strategy Group, which is headed by Brian Matthews, manages $15.4 billion in assets as of March 31, 2005 and is responsible for executing that policy. Set forth in the chart below are the total number of all accounts, and the total assets for those accounts, for which Mr. Matthews, Ms. Syal and Mr. Salvay are directly assigned day-to-day responsibility.

				# of Accounts	Total Assets
				Managed that	that
		Total # of		Advisory Fee	Advisory Fee
Name of Portfolio Manager or Team		Accounts		Based on	Based on
Member	Type of Accounts	Managed	Total Assets	Performance	Performance

1. Brian W. Matthews	Registered Investment Companies:	4	$0.974 billion	0	$0
	Other Pooled Investment Vehicles:	2	$0.637 billion	0	$0
	Other Accounts:	100	$10.400 billion	0	$0
2. Mary Beth Syal	Registered Investment Companies:	2	$0.049 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	62	$0.649 billion	0	$0
3. Michael E. Salvay	Registered Investment Companies:	4	$0.974 billion	0	$0
	Other Pooled Investment Vehicles:	2	$0.637 billion	0	$0
	Other Accounts:	62	$10.497 billion	0	$0
      Compensation of Payden & Rygel Portfolio Managers. In addition to highly competitive base salaries, each portfolio manager receives annual cash bonuses based on merit and corporate profitability. Bonuses are extended to all members of the firm.
      Key personnel, including portfolio managers, receive either a deferred compensation plan or equity ownership in the company. Incentive compensation is based partially on individual performance and partially on the firm’s performance. Bonuses are not based on asset growth or returns. The percentage of compensation, which is base salary plus bonus, or equity incentives, varies between individual investment professionals.
      Payden & Rygel does not compensate directly on performance of individual portfolios, business brought in or any other specific measure. Cash bonuses are determined on overall contribution and are subjective.

Payden & Rygel believe that basing compensation on specific measures such as investment performance can at times create conflicts of interest.
      As a fiduciary, Payden & Rygel has an affirmative duty of care, loyalty, honesty and good faith to act in the best interests of its clients. Compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client. This policy establishes only the framework within which Payden & Rygel operates its business. Thus, if an employee is uncertain whether a conflict of interest exists, the employee should always seek further clarification by contacting Payden & Rygel’s Chief Compliance Officer.
      Conflicts Among Client Accounts. Conflicts of interest may arise where Payden & Rygel or its employees have reason to favor the interests of one client over another, e.g., larger accounts over smaller accounts, or accounts compensated by performance fees over accounts not so compensated). In such a situation, Payden & Rygel and its employees are specifically prohibited from engaging in any inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.
      Client Accounts: Trade Allocation/ Aggregation Policy. To maintain efficient trading operations and to ensure that its clients enjoy the benefits of such efficient operations, Payden & Rygel often trades securities in large dollar amounts, which are then allocated in smaller amounts among several client accounts. Clients generally benefit from this process because these “block trades” are transacted at a price that may not be available in smaller size trades. Whether allocating block trades among client accounts, or allocating investment opportunities (e.g., allocation of opportunities to invest in initial public offerings or other new issues), or determining how to aggregate equitably trades for two or more clients, Payden & Rygel’s goal and procedures are the same in each case. It seeks to treat similar client portfolios with similar investment strategies fairly with no client receiving preferential treatment over another client. Thus, when purchasing a security that is suitable for more than one client account with similar investment strategies, the basic procedure of the Payden & Rygel’s traders is to allocate the purchase of the security on a pro rata basis across all such accounts.
      The portfolio managers do not, and are not permitted to, own any Units of the Fund.
SSgA FM
      The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.
      When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. SSgA FM has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

      SSgA FM manages the Fund’s assets using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Fund’s assets and assets under management in those accounts as of December 31, 2004:

	Registered		Pooled				Total
	Investment	Assets	Investment	Assets		Assets	Assets
Portfolio	Company	Managed	Vehicle	Managed	Other	Managed	Managed*
Manager	Accounts	($ billions)	Accounts	($ billions)	Accounts	($ billions)	($ billions)

Michael Feehily	2 funds	$7.2	4 funds	$14.5	8 accounts	$10.0	$31.7
Dwayne Hancock	4 funds	$4.7	9 funds	$20.9	9 accounts	$33.2	$58.8
David Chin	4 funds	$.7	16 funds	$20.9	9 accounts	$12.8	$34.4
Karl Schneider	5 funds	$3.0	12 funds	$17.4	9 accounts	$6.4	$26.8
James May	4 funds	$60.0	3 funds	$91.3	16 accounts	$26.6	$177.9

*	If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.
      As indicated in the table above, portfolio managers at SSgA FM may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.
      The portfolio managers do not, and are not permitted to, own any Units of the Fund.

Advisory Agreement and Sub-Advisory Agreement Approval Determinations
      In anticipation of forming the Fund, the persons who intended to serve as the initial Board of Directors of the Fund undertook a search for a primary investment adviser to the Fund and sent written requests for proposal to approximately ten investment management firms. These requests for proposal solicited information on numerous pertinent topics, including each firm’s experience in investment management; investment performance; biographical data of relevant investment professionals; compliance and regulatory matters; and firm financial statements. After reviewing responses from these firms, such persons selected four firms, including Offit Hall, as finalists and at a preliminary informal meeting held on February 20, 2004 conducted in-person interviews with representatives of such firms.
      At the meeting, representatives of each advisory firm presented detailed information, including background information on their firm and its resources, their investment philosophy and process, historical performance, client service capabilities, information on portfolio managers and analysts, and information on their firm’s compliance capabilities and resources.
      Following review of this information, the Board preliminarily selected Offit Hall as the investment adviser subject to the approval of the Advisory Agreement. Offit Hall, in accordance with the Fund’s investment objective, then considered the various asset classes that the Fund should invest directly. At meetings held on August 30, 2004 and February 8, 2005, it was then determined that the most efficient current means to invest the Fund’s assets in index, fixed income and U.S. large capitalization strategies would be to enter into advisory agreements directly with advisory firms. Based on discussions with Offit Hall, the Board determined to ask three investment management firms, PIM, Payden-Rygel and SSgA FM, to submit proposals to the Board. After receiving and reviewing such firms’ written proposals and other information, the Board determined to conduct an in-person Board meeting to meet with representatives of such firms.
      At an in-person Board meeting held on May 2, 2005, representatives of each Sub-Adviser explained to the Board their firm’s investment processes, experience and expertise in the strategy they would be investing on behalf of the Fund. In addition, such firms’ compliance system and ability to manage the Fund’s assets in accordance with the 1940 Act and pursuant to the Fund’s investment restrictions and strategies was discussed and considered. Following this meeting, the Board preliminarily selected each such Sub-Adviser to manage a portion of the Fund’s assets subject to the approval of investment advisory agreements with each such firm.
      At an in-person Board meeting held on May 24, 2005, at which representatives of Offit Hall were present, the Board preliminarily considered the approval of the Advisory Agreement with Offit Hall. The Board requested certain additional information from Offit Hall personnel that was not earlier provided to the Board. It was then determined to postpone the approval of the Advisory Agreement with Offit Hall until the next scheduled in-person Board meeting in order to provide the Board with additional opportunity to consider background information and the appropriateness of the proposed advisory fee with respect to Offit Hall, in addition to considering the same matters with respect to each Sub-Adviser. The Board then appointed Mr. Muraskin as the lead director in examining the proposed advisory agreements and advisory fee proposals with full authority to request additional information from each of Offit Hall and each Sub-Adviser. Mr. Muraskin then requested in writing certain additional information from each of Offit Hall and each Sub-Adviser and follow-on conversations were then conducted with each.
      At an in person Board meeting held on June 6, 2005, the Board determined to approve the contract with Offit Hall. In reaching this determination, the Board concluded that Offit Hall (a) had a record of superior performance in providing investment advice with respect to a broad range of underlying asset managers and the selection of portfolio funds; with an emphasis on long-term capital growth with consideration given to consistency of returns; (b) had substantial research and portfolio management resources and personnel focused exclusively on the management of portfolios investing in the manner that the Fund would invest; and (c) provided the Fund with the ability to access certain Hedge Funds and Sub-Advisers as a result of the relationship.
      In determining whether to approve the advisory fee of Offit Hall, the Board determined that the proposed advisory fee was in line with the fees payable by other clients to Offit Hall and that, in light of the advisory services to be provided by Offit Hall to the Fund, Offit Hall would not achieve economies of scale with respect to the management of the Fund were the Fund’s asset size to increase. In addition, the Board reviewed and considered the estimated advisory fees and expenses to be borne by the Fund, which included the total advisory fees charged by each of Offit Hall and each Sub-Adviser, as a whole against other publicly registered funds that were fund of funds or fund of managers funds as well as non-publicly registered fund of funds investing in hedge funds. The Board also determined that it was not expected that any fall-out benefits would accrue to Offit Hall as a result of the Advisory Agreement. Finally the Board determined that the Fund would be charged lower fees by certain Sub-Advisers as a result of the relationships between Offit Hall and such Sub-Advisers.
      At that Board meeting, the Board also determined to approve the Sub-Advisory Agreements with each of PIM, Payden & Rygel and SSgA FM. In reaching this decision, the Directors concluded that each Sub-Adviser had (a) a record of superior performance in providing investment advice with respect to the asset class in which they would be investing the Fund’s assets and (b) substantial research and portfolio management resources and personnel focused exclusively on the management of portfolios investing in the manner that the Fund would invest.
      In determining whether to approve the sub-advisory fees payable by the Fund under the Sub-Advisory Agreements, the Board determined that the fees were in line with or lower than the fees currently charged to other clients of such Sub-Adviser.
      In the case of PIM, the Board considered that certain investment company clients of PIM were charged a lower fee than that to be charged to the Fund but that such clients had entered such contracts in prior years when PIM was willing to provide such services at lower rates but that more recent investment company clients of PIM were charged fees in line with those charged to the Fund and that PIM had agreed to include a “most favored nation” clause in the Sub-Advisory Agreement with the Fund. In addition, it was noted that the fees charged to the Fund were in line with the fees currently charged to PIM’s non-investment company clients. The Board also considered that it had not been provided an estimate of PIM’s profit and cost from the contract but that it had received assurances that they were in line with its PIM’s other investment company clients. The Board then reviewed and considered the estimated advisory fees and expenses to be paid to PIM against those paid by other registered investment companies following similar investment strategies as PIM with respect to its allocated portion of Fund assets and concluded that they were comparable. The Board also noted that the contract with PIM provided for fee reductions in the event that the Fund’s assets allocated grew to certain sizes.
      In the case of Payden & Rygel, the Board considered the expected profits and costs of Payden & Rygel that would result from the performance of the Sub-Advisory Agreement. The Board also considered that the Fund would be pay a lower fee than other investment company clients of Payden & Rygel and that the fees charged by the Fund were otherwise in line with the fees charged to Payden & Rygel’s non-investment company clients. The Board then reviewed and considered the estimated advisory fees and expenses to be paid to Payden & Rygel against other registered investment companies following similar investment strategies as Payden & Rygel with respect to its allocated portion of Fund assets and concluded that they were comparable. The Board also noted that the contract with Payden & Rygel provided for fee reductions in the event that the Fund’s assets allocated to it grew to certain sizes.
      In the case of SSgA FM, the Board considered the expected costs and profits of SSgA FM resulting from managing the Fund’s allocated assets and that the fees paid to SSgA Fm were in line or lower than those charged by other clients in such index strategy. The Board then reviewed and considered the estimated advisory fees and expenses to be paid to SSgA FM against other registered investment companies following similar investment strategies as SSgA FM with respect to its allocated portion of Fund assets and concluded that they were comparable.

MANAGEMENT
      The Board of Directors consists of 5 persons. Unlike most investment companies that are for-profit endeavors of a sponsor-promoter who serves, or whose affiliate serves as investment adviser, the Fund’s sponsor-promoter is Peter Kiewit Sons’, Inc. (“Kiewit”) who is not promoting the Fund for profit (except for a de minimis Limited Partner interest in the Fund with the same potential for profit or loss as other Limited Partners) and thus does not control the Fund’s investment operations as investment adviser. Rather, the Adviser, as otherwise discussed herein and in the Prospectus, is unaffiliated with Kiewit and has been retained by the Fund to provide the investment advisory and other services set forth above. The Fund, through the Board, is responsible for supervising and managing the Adviser.
Directors and Officers
      As an employees’ securities company, the Fund is exempt from the requirement that the Fund have a specified number of Directors who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act).

Name, Address(1)	Position(s) Held	Term of Office/	Principal Occupation(s)	Other Directorships
and Age	with the Fund	Length of Time Served	During Past 5 Years	Held by Director

Philip J. Ruden, Age 45	Chairman of the Board	Indefinite, since September, 2004	Mr. Ruden is President and Chief Investment Officer of Father Flanagan’s Trust Fund. In 1991, Mr. Ruden founded Prodigy Asset Management, LLC. Prodigy is an SEC registered investment advisor that fulfills the Chief Investment Officer role for endowments, foundations, high net worth families, and institutional clients.
Robert D. Bates Age 63	Director	Indefinite, since June, 2005	Mr. Bates has been the President of Beneficial Partners, Jefferson Pilot Financial for more than the last five years.	Mr. Bates is also a director of McCarthy Group, Inc.

Ben E. Muraskin, Age 41	Director	Indefinite, since May, 2005	Mr. Muraskin has been the Treasurer of Kiewit since June 2003 and a Vice President of Kiewit since January 2000.

Name, Address(1)	Position(s) Held	Term of Office/	Principal Occupation(s)	Other Directorships
and Age	with the Fund	Length of Time Served	During Past 5 Years	Held by Director

Michael R. McCarthy, Age 53	Director	Indefinite, since September, 2004	Mr. McCarthy has been Chairman of McCarthy Group, Inc. for more than the last five years.	Mr. McCarthy is also a director of Kiewit, McCarthy Group, Inc., HDR, Inc., Election Systems & Software, Inc., Streck Laboratories, Inc., Adesta Communications, Cabela’s Incorporated and World’s Foremost Bank.
Kenneth E. Stinson, Age 62	Director	Indefinite, since September, 2004	Mr. Stinson was Chief Executive Officer of Kiewit from March 1998 until December 2004 and was President of Kiewit from August 1997 until December 2000. Mr. Stinson has been a director and Chairman of the Board of Kiewit for more than the last five years.	Mr. Stinson is also a director of Kiewit, ConAgra Foods, Inc. and Valmont Industries, Inc.

(1)	The address of each Director is c/o Kiewit Investment Fund LLLP, 73 Tremont Street, Boston MA 02108.
      Each of the Directors other than Mr. Bates and Mr. Muraskin were appointed to the Board by the General Partner. Mr. Muraskin was appointed to the Board on May 13, 2005 by the full Board. Mr. Bates was appointed to the Board on June 30, 2005 by the full Board. The Directors serve on the Board for terms of indefinite duration. A Director’s position in that capacity will terminate if the Director is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Director may resign at any time, and may be removed, with or without cause, by action taken by a majority of the remaining Directors or by a majority of the total number of votes eligible to be cast by all Limited Partners. When there is a vacancy on the Board, the remaining Directors may appoint an individual to serve as Director. The Board may call a meeting of Limited Partners to fill any vacancy on the Board, and must do so within 60 days after any date on which Directors who were initially appointed cease to constitute a majority of Directors then serving.

      The following table sets forth certain information regarding the compensation payable by the Fund. No compensation will be paid by the Fund to Messrs. Stinson and Muraskin.
Compensation Table

	Compensation
Name	from Fund

Philip J. Ruden	$32,000	(1)(2)
Robert D. Bates	$32,000	(1)(2)
Michael R. McCarthy	$28,000	(1)(2)
Robert L. Giles, Jr.	$200,000	(3)
Denise A. Meredith	$80,000	(4)

(1)	Estimates based upon the first 12 month period following the closing of the initial offering of Units, including four meetings of the Board and, in the case of Mr. Ruden and Mr. Bates, 2 meetings of the audit committee.

(2)	The Fund may compensate Directors with Units.

(3)	Estimates based upon a hourly rate of $100 for the first 12 month period following the closing of the initial offering of Units.

(4)	Estimate based upon an hourly rate of $40 for the first 12 month period following the closing of the initial offering of Units.

      Currently, Directors who will receive compensation from the Fund will be paid an annual retainer of $20,000 and per meeting fees of $2,000 (and $2,000 in the case of committee meetings), and will be reimbursed by the Fund for their reasonable out-of-pocket expenses. Directors do not and will not receive any pension or retirement benefits from the Fund.
      The Board has formed an Audit Committee which meets semi-annually at a minimum, and may meet more frequently as needed, which is comprised of Messrs. Bates, Muraskin and Ruden. The functions of the Audit Committee are: (i) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and (iii) to the extent there are Directors who are not members of the Audit Committee, to act as a liaison between the Fund’s independent auditors and the Board.
      The Board has formed a Nominating Committee, which is comprised of Messrs. Bates, McCarthy and Ruden. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by Unitholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund.

Fund Officers
      In accordance with the Partnership Agreement, the Board has selected the following persons to serve as officers of the Fund:

Name,
Address(1)	Position(s) Held	Term of Office and	Principal Occupation(s)
and Age	With The Fund(2)	Length of Time Served	During Past 5 Years

Robert L. Giles, Jr., Age 53	Chief Executive Officer, Chief Compliance Officer	Annual since March, 2005	Mr. Giles retired from Kiewit at the end of 1997 where he had worked for approximately 20 years as Stock Registrar and Internal Audit Manager and as Director of Administration for Kiewit Industrial Co., a subsidiary of Kiewit. Since retiring from Kiewit, he has worked as a consultant.
Denise A. Meredith, Age 49	Chief Financial Officer	Annual since May, 2005	Ms. Meredith was Controller and Business Manager for Universal Restoration, Inc., d/b/a Universal Flooring from April 2002 to July 2002 and from May 2004 to the present. Ms. Meredith served as a consultant for Kiewit from July 2002 to June 2003 and has served as a tax preparer for H&R Block from January 2004 to April 2004 and from January 2005 to April 2005.
Gregory Pickard, Age 40	Secretary	Annual since May, 2005	Mr. Pickard is Vice President and Associate General Counsel for J.P. Morgan Investor Services Co. Mr. Pickard served as Associate Counsel and Assistant Vice President at Putnam Investments from 2000 to 2001 and as an Associate Attorney at Kirkpatrick & Lockhart LLP from 1998 to 2000.

(1)	The address of each officer is c/o Kiewit Investment Fund LLLP, 73 Tremont Street, Boston MA 02108.

(2)	Mr. Pickard is not compensated by the Fund for serving as Secretary.

POTENTIAL CONFLICTS OF INTEREST
Participation in Investment Opportunities
      The Adviser and Sub-Advisers and their respective affiliates may provide investment advice for certain private investment funds, registered investment company and managed accounts and may be appointed in the future to serve as the investment adviser or portfolio manager to other registered investment companies, private investment funds or managed accounts that may pursue investment strategies similar to that of the Fund (the “Other Accounts”). As a general matter, the Adviser and Sub-Advisers (in each case, subject to any policies established by the Board) will consider participation by the Fund in all appropriate investment opportunities that are under consideration for investment for the Other Accounts. There may be circumstances, however, under which the Adviser and Sub-Advisers will cause one (or more) of the Other Accounts to commit a different percentage of assets to an investment opportunity than the Adviser will cause the Fund to commit its assets. There may also be circumstances under which the Adviser and Sub-Advisers will consider or recommend participation by the Other Accounts in investment opportunities in which they do not intend to invest on behalf of the Fund.
      The Adviser and Sub-Advisers will evaluate for the Fund a variety of factors that may be relevant in determining whether, and to what extent, a particular investment opportunity or strategy is appropriate and feasible for the Fund or Other Account at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (e.g., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Other Accounts are likely to differ. In addition, the fees and expenses of the Fund may differ from those of the Other Accounts. Accordingly, prospective Limited Partners should note that the future performance of the Fund and the Other Accounts may vary.
      When the Adviser or a Sub-Adviser determines that it would be appropriate for the Fund and one or more Other Accounts, respectively, to participate in an investment opportunity at the same time, orders will be aggregated, placed and allocated on a basis believed to be fair and equitable, consistent with the Adviser’s and Sub-Advisers’ responsibilities under the Advisers Act and the 1940 Act and the Advisers’ and Sub-Advisers’ own internal procedures. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Other Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser and Sub-Advisers will take steps to ensure that no participating entity or account (including the Fund) will be systematically disadvantaged by the aggregation, placement or allocation of orders.
      Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser and Sub-Advisers. These situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Fund and the Other Accounts, thereby limiting the size of the Fund’s position; (ii) the difficulty of liquidating an investment for the Fund and the Other Accounts where the sale of the combined positions cannot be absorbed; or (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments.
      The Adviser and Sub-Advisers and their respective affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by affiliates and directors, officers and employees of the Adviser and Sub-Advisers that are the same, different or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund (or investors) will be adversely affected by this personal trading, the Fund and the Adviser have each adopted, and each Sub-Adviser either has or will adopt, a code of ethics in accordance with Section 17(j) of the 1940 Act that restricts investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transaction from trading in securities for which the Fund has a purchase or sale order pending, or for which such a trade is under consideration. The Fund’s, the Adviser’s and each Sub-Advisers’ code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Such codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the Fund’s Code of Ethics and the Adviser’s code of ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo&commat;sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
      Neither the Adviser nor the Board will have control over the actions of any Portfolio Manager. Portfolio Managers, if not currently registered under the Advisers Act, will generally not have the same regulatory obligations to treat their clients, including Portfolio Funds, in the manner described above and may treat Portfolio Funds less equitably.
Other Matters
      The Adviser and Sub-Advisers will not, acting as principal, purchase securities or other property from, or sell securities or other property to, the Fund except that certain brokers affiliated with the Adviser or Sub-Advisers may act as brokers for the Fund in effecting securities transactions. See “Brokerage.” In addition, the Fund may effect certain principal transactions in securities with one or more Other Accounts, including in some circumstances, accounts the Adviser or Sub-Advisers or any of their respective affiliates serve as a general partner or certain accounts in which they have a financial interest). These transactions would be effected in circumstances where the Adviser or Sub-Advisers have determined that it would be appropriate for the Fund to purchase and it has been determined that it would be appropriate for such Other Account to sell, or the Fund to sell and such Other Account to purchase, the same security or instrument.
      The Fund may not be permitted to purchase or sell securities of any issuer as to which the Adviser or a Sub-Adviser has obtained material, non-public information, until such time as the information is no longer material or has become publicly known. This policy could adversely affect the Fund’s investment performance because the Fund may (i) hold securities of an issuer with respect to which the Adviser or a Sub-Adviser has adverse information, or (ii) not purchase securities of any issuer with respect to which the Adviser or a Sub-Adviser has favorable information.
TAXES
Certain U.S. Federal Income Tax Considerations
      The following discussion, which is based upon the advice of Alston & Bird LLP, is a summary of certain U.S. federal income tax consequences to persons who hold their Units as capital assets. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular Limited Partner or to Limited Partners subject to special treatment under federal income tax laws. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Except as set forth in “Certain U.S. Federal Income Tax Considerations” in the Prospectus, the Fund has not obtained any legal opinion regarding any tax consequences relating to the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the federal income tax consequences of acquiring, holding and disposing of Units, as well as the effects of state, local and non-U.S. tax laws.

      Except as otherwise indicated, the following discussion addresses the U.S. federal income tax consequences of the purchase, ownership, and disposition of Units only in the case of U.S. persons. For these purposes, the term “U.S. person” means:

•	a citizen or individual resident of the United States;

•	a corporation created or organized under the laws of the United States or any political subdivision thereof or therein;

•	an estate the income of which is subject to U.S. federal income taxation regardless of source; or

•	a trust if (a) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons has the authority to control all substantial decisions of the trust or (b) the trust was in existence on August 20, 1996 and properly elected to continue to be treated as a U.S. person.
      If a partnership or entity that is classified as a partnership for U.S. tax purposes holds an interest in the Fund, the U.S. federal income tax treatment of a partner in such partnership generally depends on the status of the partner and the activities of the partnership.
      The Fund intends to be treated as a partnership and not as a “publicly traded partnership” that is treated as a corporation for federal income tax purposes. See “Certain U.S. Federal Income Tax Considerations” in the Prospectus. The following discussion assumes that the Fund will be treated as a partnership for federal income tax purposes.
      It is expected that certain of the Portfolio Funds in which the Fund invests will be treated as partnerships for U.S. federal income tax purposes. Consequently, the Fund’s income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by such Portfolio Funds. Thus, any reference to, and description of the federal income tax aspects of, the Fund’s investment practices and activities, in effect, take into account the investment practices and activities of such Portfolio Funds in which the Fund has invested. Because the nature of such Portfolio Funds’ investments is not known at this time, it is not possible to address the specific tax consequences of the Fund’s investments. Accordingly, the following discussion is intended as a general guide only.
      Taxation of U.S. Limited Partners. By reason of its treatment as a partnership for federal income tax purposes, the Fund will not itself be subject to federal income tax. Rather, each Limited Partner in computing its federal income tax will include his, her or its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with the taxable year of the Limited Partner. Nonliquidating cash distributions made by the Fund to a Limited Partner generally will not be taxable to the Limited Partner, except to the extent that the amount of such cash distributions exceeds the distributee’s adjusted tax basis in his, her or its Units.
      The Fund may derive taxable income from an investment that is not matched by a corresponding receipt of cash. This could occur, for example, if the Fund makes an investment in certain non-U.S. corporations. See “Phantom Income from Fund Investments in Non-U.S. Corporations” below. This could also occur if the Fund invests in a Portfolio Fund that is classified as a partnership and such entity allocates income or gain to the Fund without making a corresponding distribution of cash. Although the Fund intends to make annual distributions to Limited Partners with respect to such Limited Partner’s share of the Fund’s net income and net gains, the amount and times of any distributions will be determined in the sole and absolute discretion of the Board and may not be sufficient to enable a Limited Partner to satisfy such Limited Partner’s tax liabilities. In addition, the Board may determine not to pay, or to cease paying, such distributions. In addition, a reduction of Fund nonrecourse borrowings (as defined for federal income tax purposes), if any, would be treated as a constructive distribution of cash to a Limited Partner to the extent of his, her or its allocable share of such reduction, even though an actual cash distribution is not made. Whether or not distributions are made, Limited Partners will be required each year to pay applicable income taxes on their respective shares of the Fund’s taxable income, and may have to pay applicable taxes from other sources. As a result, there may be situations in which a Limited Partner will be required to pay a substantial amount of tax in excess of the amount of cash that the Limited Partner has received from the Fund. Because the Fund currently intends to make distributions no more frequently than once each year, the timing of distributions will not correspond to the due dates of estimated tax payments in the U.S.
      For federal income tax purposes, a Limited Partner’s allocable share of Fund tax items will be determined under the Partnership Agreement. If the IRS successfully challenged the Fund’s allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular Limited Partner for federal income tax purposes might be less favorable to that Limited Partner than the allocations as originally made by the Fund.
      Nature of Fund’s Investments. Certain of the Fund’s investments are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.
      Tax Basis. Fund distributions generally will not be taxable to a Limited Partner to the extent of such Limited Partner’s adjusted tax basis in his, her or its Units. In addition, a Limited Partner is allowed to deduct his, her or its allocable share of Fund losses (if any) only to the extent of such Limited Partner’s adjusted tax basis in his, her or its Units at the end of the taxable year in which the losses occur, and may be subject to other limitations on the deduction of losses described below. A Limited Partner’s adjusted tax basis is equal to the Limited Partner’s aggregate capital contributions to the Fund as adjusted by certain items. Basis is generally increased by the Limited Partner’s allocable share of Fund profits (and items of income and gain) and Fund nonrecourse borrowings (as defined for federal income tax purposes), if any. Basis is generally decreased by the Limited Partner’s allocable share of Fund losses (and items of loss, deduction and expense), the amount of cash distributed by the Fund to the Limited Partner, the Fund’s tax basis of property (other than cash) distributed by the Fund to the Limited Partner and any reduction in the Limited Partner’s allocable share of Fund nonrecourse borrowings (as defined for federal income tax purposes), if any.
      To the extent that a Limited Partner’s allocable share of Fund losses is not allowed because the Limited Partner has insufficient adjusted tax basis in his, her or its Units, such disallowed losses may be carried over by the Limited Partner to subsequent taxable years and will be allowed if and to the extent of the Limited Partner’s adjusted tax basis in subsequent years.
      At Risk Rules. Limited Partners who are individuals (and certain closely held C corporations, if any) are allowed to deduct their allocable share of Fund losses (if any) only to the extent of each such Limited Partner’s “at risk” amount in the Fund at the end of the taxable year in which the losses occur. A Limited Partner’s at risk amount generally is equal to the Limited Partner’s aggregate capital contributions to the Fund. To the extent that a Limited Partner’s allocable share of Fund losses is not allowed because the Limited Partner has an insufficient amount at risk in the Fund, such disallowed losses may be carried over by the Limited Partner to subsequent taxable years and will be allowed if and to the extent of the Limited Partner’s at risk amount in subsequent years.
      Passive Activity Loss Rules. The Fund’s investment activities generally will not constitute a passive activity for purposes of the passive activity loss rules. Therefore, a Limited Partner that is subject to these rules generally will not be allowed to offset his, her or its allocable share of Fund items of income or gain with the Limited Partner’s passive activity losses (as defined for federal income tax purposes) from other sources.
      Investment Interest Limitation. Limited Partners that are individuals (or other noncorporate taxpayers) are allowed to deduct interest paid or accrued by the Fund on its indebtedness (so-called “investment interest”) only to the extent of each such Limited Partner’s net investment income for the taxable year. If a Limited Partner borrows to finance the purchase of Units, any interest paid or accrued on the borrowing generally will be investment interest that is subject to these limitations. A Limited Partner’s net investment income generally is the excess, if any, of the Limited Partner’s investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income). Investment income excludes net capital gain attributable to the disposition of property held for investment (and thus would not include any Fund gains on the sale of its investments) as well as “qualified dividend income,” unless the Limited Partner elects to pay tax on such gain or such income at ordinary income rates.
      To the extent that a Limited Partner’s allocable share of Fund investment interest is not allowed as a deduction because the Limited Partner has insufficient net investment income, such disallowed investment interest may be carried over by the Limited Partner to subsequent taxable years and will be allowed if and to the extent of the Limited Partner’s net investment income in subsequent years. Since the amount of a Limited Partner’s allocable share of Fund investment interest that is subject to this limitation will depend on the Limited Partner’s aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which Fund investment interest will be disallowed under this rule will depend on each Limited Partner’s particular circumstances each year.
      Other Limitations on Deductions and Special Code Provisions. An individual, estate or trust may deduct so-called “miscellaneous itemized deductions,” which include fees and certain other expenses of the Fund, only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer. The amount of a Limited Partner’s allocable share of such expenses that is subject to this disallowance rule will depend on the Limited Partner’s aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year. Thus, the extent, if any, to which such expenses will be subject to disallowance will depend on each Limited Partner’s particular circumstances each year. Other limitations are also imposed on itemized deductions of high-income individuals.
      Limited Partners will not be allocated any organizational or syndication expenses of the Fund.
      Phantom Income from Fund Investments in Non-U.S. Corporations. The Fund may invest in non-U.S. corporations that could be classified as passive foreign investment companies and controlled foreign corporations (each as defined for federal income tax purposes). For federal income tax purposes, these investments may, among other things, cause a Limited Partner to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.
      Non-U.S. Currency Gains or Losses. If the Fund makes an investment or obtains financing denominated in a currency other than the U.S. dollar, then the Fund may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Fund may also recognize gain or loss on such fluctuations occurring between the time it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the time it accrues and pays liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss.
      Non-U.S. Taxes. Certain dividends, interest and other income received by the Fund from sources outside of the U.S. may be subject to withholding taxes imposed by other countries. The Fund may also be subject to capital gains taxes in certain other countries where it purchases and sells stocks and securities. Tax treaties between the U.S. and other countries may affect, reduce or eliminate such taxes. Limited Partners will be required to include such taxes in their income and generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their federal income tax liability.
      Limitation on Deductibility of Capital Losses. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).
      Distributions, Redemptions, and Sales. Cash distributions by the Fund with respect to Units or in redemption of less than all of a Limited Partner’s Units generally will not be taxable to such Limited Partner. Instead, such distributions will reduce, but not below zero, the adjusted tax basis in all of the Units held by such Limited Partner immediately before the distribution. If such distributions by the Fund to a Limited Partner exceed the Limited Partner’s adjusted tax basis in his, her or its Units, the excess will be taxable to it as though it were a gain from a sale or exchange of the Units. It is possible that partial redemptions made during the taxable year could result in taxable gain to a Limited Partner where no gain would otherwise have resulted if the same partial redemption were made at the end of the taxable year. Distributions to Limited Partners may in some circumstances cause adjustments to the tax basis of the Fund’s assets, possibly including reductions in such basis.
      A Limited Partner who sells all of his, her or its Units (including in redemption for cash of all of the Limited Partner’s Units) will recognize gain or loss measured by the difference between the amount realized on the sale and the Limited Partner’s adjusted tax basis in the Units sold (as described in “Tax Basis Rules” above). Such gain or loss generally is expected to be long-term capital gain or loss if the Limited Partner held all such Units for more than one year. The amount realized will include the Limited Partner’s allocable share of Fund nonrecourse borrowings (as defined for federal income tax purposes), if any, as well as any proceeds from the sale. Thus, a tax liability upon the sale of Units may exceed the Limited Partner’s cash proceeds from the sale. Limited Partners will not be able or allowed to freely sell or otherwise transfer their Units. The Partnership Agreement imposes significant restrictions on the transfer of Units.
      Qualified Dividends and Certain Capital Gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduced the U.S. federal income tax rates on (a) long-term capital gains received by individuals and (b) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates, which do not apply to short-term capital gains, will cease to apply, under current law, for taxable years beginning after December 31, 2008. A portion of a Limited Partner’s allocable share of Fund income and gains may constitute “qualified dividend income” and long-term capital gains, but no assurance can be given as to what portion of Fund income and gains would so qualify.
      Investments in REITs. Fund investments in real estate investment trusts (“REITs”) may generate dividend income or net capital gains. Dividends from REITs generally are not “qualified dividends” and thus are not eligible for the reduced rates described in the previous paragraph. A REIT does not pass through losses to its investors.
      Alternative Minimum Tax. In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. A Limited Partner’s potential alternative minimum tax liability may be affected by reason of an investment in the Fund. The extent, if any, to which the alternative minimum tax applies, will depend on each Limited Partner’s particular circumstances for each taxable year.
      Tax Elections. The Board has sole and absolute discretion to decide upon all tax elections for the Fund.
      Reports to Limited Partners. The Fund has the calendar year as its taxable year. Each year, the Fund will distribute Schedules K-1 and supplemental information to Limited Partners reflecting the distributive share of the Fund income, gain, loss, deductions and credits so that they can prepare their respective U.S. federal, state and local income tax returns. The preparation of the Limited Partner’s tax returns is each Limited Partner’s sole responsibility. The Fund’s ability to provide final Schedules K-1 to Limited Partners for any given tax year prior to April 15 of the following year will depend upon when the Fund receives the requisite information from Portfolio Funds. The Fund will provide Schedules K-1 as soon as practicable after it receives all necessary information. Nevertheless, it is inevitable that delays will occur. Limited Partners should therefore be prepared to obtain extensions of the filing dates for their federal, state, foreign and local income tax returns each year. The Fund will provide Limited Partners with estimated annual federal income tax information for the prior taxable year before April 15, assuming the Fund is able to obtain such information.
      Tax Audits. The IRS may audit Fund information tax returns at the Fund level in a unified entity proceeding. The General Partner would represent the Fund at any such audit as the so-called tax matters partner and has considerable authority to make decisions affecting the tax treatment and procedural rights of the Limited Partners. The General Partner may also generally enter into settlement agreements with the IRS that bind Limited Partners and the General Partner may consent on behalf of the Fund to extend the statute of limitations for assessing a deficiency with respect to a Fund item. Successful adjustments by the IRS of Fund items of income, gain, loss, deduction or expense could change a Limited Partner’s federal income tax liabilities.
      Backup Withholding. The Fund may be required to withhold federal income tax at a rate of 28% on a Limited Partner’s allocable share of interest and dividends if the Limited Partner fails to provide the Fund with his, her or its taxpayer identification number or a certificate that he, she or it is exempt from backup withholding, or the IRS notifies the Fund that the Limited Partner is subject to backup withholding. The Limited Partner may be entitled to a federal income tax credit for the amount of any backup withholding if the required information is furnished to the IRS.
      Reportable Transactions. Each taxpayer participating in a “reportable transaction” must disclose such participation to the IRS. The scope and application of these rules is not completely clear. An investment in the Fund may be considered participation in a “reportable transaction” if, for example, the Fund recognizes certain significant losses in the future or if it is determined that certain book-tax differences exist. If an investment in the Fund constitutes participation in a “reportable transaction”, the Fund and each Limited Partner may be required to file IRS Form 8886 with the IRS, including attaching it to their U.S. federal income tax returns, thereby disclosing certain information relating to the Fund to the IRS. In addition, the Fund and its advisors may be required to maintain a list of the Limited Partners and to furnish this list and certain other information to the IRS upon its written request. Prospective investors are urged to consult their own tax advisors regarding the potential applicability of these rules to an investment in the Fund.
      Certain Considerations for Canadian Resident and Other Non-U.S. Investors. The discussion under this heading applies to certain Limited Partners who are not “U.S. persons” as determined for U.S. federal income tax purposes (“non-U.S. Limited Partners”).
      Although it is not clear, the nature of its investment activities may cause a non-U.S. Limited Partner to be treated as engaged in business in the United States and subject to regular U.S. federal income taxation on his, her or its allocable share of Fund income. The Fund cannot give any assurances that its activities or activities of any Portfolio Funds will not cause non-U.S. Limited Partners to be treated as engaged in business in the United States. If a Portfolio Fund that is classified as a partnership for U.S. federal tax purposes were engaged in a U.S. trade or business, the Fund and each non-U.S. Limited Partner would be treated as engaged in a U.S. trade or business. In addition, the Fund may realize gains with respect to interests in U.S. real property, and such gains may be treated as effectively connected with the conduct of a U.S. trade or business in which the Fund engages. Gains on sales of REIT shares and capital gain dividends from REITs may or may not be treated as income that is effectively connected with a U.S. trade or business, depending on, among other things, whether the shares of the REIT are publicly traded.
      If the Fund were treated as being engaged in a U.S. trade or business, then each non-U.S. Limited Partner generally would be required to file U.S. income tax returns and would be subject to regular U.S. federal income taxation (including applicable alternative minimum tax) on his, her or its allocable share of Fund income effectively connected with such trade or business. In such case, each non-U.S. Limited Partner would be required to file a U.S. federal income tax return reporting his, her or its allocable share of such effectively connected Fund income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, the Fund would be required to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the non-U.S. Limited Partner’s ultimate U.S. federal income tax liability, and the non-U.S. Limited Partner would be entitled to a refund to the extent that the amount withheld exceeded such Limited Partner’s U.S. federal income tax liability for the taxable year. A non-U.S. Limited Partner also generally would be subject to U.S. federal income tax on gain realized upon the redemption of Units to the extent of (i) the non-U.S. Limited Partner’s share of unrealized appreciation in the Fund’s assets that is attributable to the Fund’s U.S. trade or business and (ii) if not already described in (i), the non-U.S. Limited Partner’s share of unrealized appreciation in U.S. real property assets held by the Fund. The Fund does not anticipate, however, that any U.S. taxes would be required to be withheld in respect of a non-U.S. Limited Partner in redemption of his, her, or its Units. A corporate non-U.S. Limited Partner’s allocable share of Fund income may be subject to a 30% U.S. branch profits tax.
      Fund allocations of United States source dividends and certain United States source interest income to non-U.S. Partners will be subject to U.S. withholding tax of 30% (unless reduced or eliminated by an applicable treaty). Residents of Canada are entitled to reduced tax withholding under the U.S.-Canada income tax treaty, generally 15% in the case of dividends and 10% in the case of interest.
      Any taxes paid by the Fund in connection with any such withholding will be treated as an advance to the relevant Limited Partners (with interest being charged thereon) and will be repaid on demand, or, with the permission of the Board, recouped by the Fund out of any distributions subsequently made to the relevant Limited Partners. Such advances may be funded by the General Partner or an affiliate thereof (with interest thereon).
      In general, different rules from those described above apply in the case of non-U.S. Partners subject to special treatment under U.S. federal income tax law, including a non-U.S. Limited Partner:

•	who has an office or fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business;

•	who is an individual present in the U.S. for 183 or more days or has a “tax home” in the U.S. for U.S. federal income tax purposes; or

•	who is a former citizen or resident of the U.S.
Non-U.S. Partners are urged to consult their U.S. tax advisers regarding the tax consequences of investing in the Fund. In addition, Canadian resident Limited Partners should refer to the disclosure under “Taxes — Certain Canadian Federal Income Tax Considerations.”
U.S. State and Local Tax Consequences
      In addition to the U.S. federal income tax consequences described above, Limited Partners should consider potential U.S. state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited partnerships such as the Fund. Some jurisdictions may impose entity level taxes on the Fund if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the Fund that is allocated to the jurisdiction. Depending on the type of assets held by the Fund or Portfolio Funds, the Fund may be subject to various state and local taxes.
      U.S. state and local laws may differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and expense. A Limited Partner’s allocable share of Fund income, gain, loss, deduction and expense may be required to be included in determining such Limited Partner’s reportable income for U.S. state and local tax purposes in the jurisdiction(s) in which the Limited Partner is resident. In addition, the Fund may invest in a Portfolio Fund that conducts business in a jurisdiction, which may subject to tax a Limited Partner’s share of the Fund’s income from that business. Prospective investors are urged to consult their own tax advisors with respect to the state, local and non-U.S. tax consequences of acquiring, holding and disposing of Units.
      A Limited Partner may be required to file tax returns in states outside of the Limited Partner’s state of residence or place of business (as the case may be), including foreign jurisdictions. The Board has sole and absolute discretion to file or not to file composite, group or similar state, local and non-U.S. tax returns on behalf of the Limited Partners (where and to the extent permissible under applicable law). If such composite, group or similar filing is made for any jurisdiction, it may eliminate a Limited Partner’s filing requirement in that jurisdiction arising by reason of an investment in the Fund. Each Limited Partner will be required to execute any relevant documents (including a power of attorney authorizing such a filing), to furnish any relevant information and otherwise to do anything necessary in order to facilitate any such composite, group or similar filing. Any taxes paid by the Fund in connection with any such composite, group or similar filing will be treated as an advance to the relevant Limited Partners (with interest being charged thereon) and will be repaid on demand, or, with the permission of the Board, recouped by the Fund out of any distributions subsequently made to the relevant Limited Partners. Such advances may be funded by the General Partner or an affiliate thereof (with interest thereon). Such taxes may be higher or lower than what a Limited Partner’s state, local or non-U.S. tax liability would be in the absence of such a composite, group or similar filing.
Certain Canadian Federal Income Tax Considerations
      The following discussion, which is based upon the advice of Blake, Cassels & Graydon LLP, is a summary of the principal Canadian federal income tax considerations generally applicable under the Income Tax Act (Canada) (the “Canadian Act”) to a Limited Partner who, for purposes of the Canadian Act, is a resident of Canada, will hold the Units as capital property, and deals at arm’s length with the General Partner within the meaning of the Canadian Act (a “Canadian Limited Partner”). This summary does not apply to a Canadian Limited Partner that is a financial institution within the meaning of section 142.2 of the Canadian Act.
      This summary is based on the current provisions of the Canadian Act and the regulations thereunder (the “Canadian Regulations”) in force on the date hereof, specific proposals (the “Tax Proposals”) to amend the Canadian Act or the Canadian Regulations publicly announced by the Minister of Finance prior to the date hereof and an understanding of the current published administrative and assessing practices of the Canada Revenue Agency (the “CRA”). Except for the Tax Proposals, this summary does not take into account or anticipate any proposed changes to the law or to the CRA’s administrative and assessing practices, whether by legislative, governmental or judicial actions. No ruling or other guidance has been or will be sought from the CRA regarding any matter discussed in this summary.
      THE FOLLOWING DISCUSSION IS INTENDED TO BE A GENERAL DESCRIPTION OF THE CANADIAN FEDERAL INCOME TAX CONSIDERATIONS GENERALLY APPLICABLE TO A CANADIAN LIMITED PARTNER, DOES NOT ADDRESS ALL OF THE TAX CONSEQUENCES THAT MAY BE RELEVANT TO A PARTICULAR CANADIAN LIMITED PARTNER, AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED AS BEING, LEGAL OR TAX ADVICE TO ANY PARTICULAR CANADIAN LIMITED PARTNER. EACH PROSPECTIVE CANADIAN LIMITED PARTNER IS URGED TO CONSULT SUCH CANADIAN LIMITED PARTNER’S OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES OF THE INVESTMENT IN THE FUND TO SUCH PERSON, INCLUDING THE INTERACTION OF CANADIAN AND U.S. TAX LAWS, AND THE APPLICABILITY AND EFFECT OF ANY PROVINCIAL, LOCAL OR FOREIGN LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.
      Computation of Fund Income. The Fund itself will be treated as a partnership for purposes of the Canadian Act and will not be subject to tax under Part I of the Canadian Act. Each Canadian Limited Partner, however, is required to compute the Fund’s income or loss from each source in accordance with the Tax Act for each fiscal period of the Fund as if the Fund were a separate person resident in Canada.
      Generally speaking, all amounts relevant to the computation of income and gains under the Canadian Act which are at any time paid, received, distributed, valued, borrowed, repaid or expressed in non-Canadian currency must be translated into Canadian dollars using an appropriate exchange rate for that time. Accordingly, the Fund may realize foreign exchange-related gains or losses for purposes of the Canadian Act. The characterization of such gains or losses for Canadian tax purposes will depend on the nature of the transactions that gave rise to such gains or losses. Certain of the Fund’s investments may be subject to particular Canadian tax rules (including the proposed rules described below under the heading “Foreign Investment Entity and Non-Resident Trust Rules”.)
      If the Fund invests in certain types of flow-through entities such as partnerships or trusts, the computation of the income or loss of the Fund for purposes of the Canadian Act will require that the Canadian Limited Partner obtain information regarding the taxable income of that underlying entity for purposes of the Canadian Act. In the case of some of the Fund’s investments in these types of entities, this information may not be made available to the Fund. In this case, the Canadian Limited Partner may only be able to prepare a reasonable estimate of the Fund’s income or loss from these entities for purposes of the Canadian Act.

      Foreign Investment Entity and Non-Resident Trust Rules. Under proposed amendments to the Canadian Act that are proposed to be applicable to taxation years that begin after 2002, special and potentially adverse Canadian income tax rules may apply to the computation of the income or loss of the Fund for purposes of the Canadian Act, if the Fund (or any partnership in which the Fund invests) holds interests in certain trusts that are not resident in Canada or “participating interests” in “foreign investment entities” that are not “exempt interests”.
      The Fund itself would be a “foreign investment entity” under the proposed rules, but the Units would qualify as “exempt interests”.
      Limitations on Deductibility of Interest and on Losses. The Fund and the Canadian Limited Partners may generally deduct in computing their income for purposes of the Canadian Act a reasonable amount of interest on borrowed money used for the purpose of earning income from property. In applying this rule, the interpretation by Canadian tax courts and the administrative and assessing practices of the CRA must be taken into account. For example, particular rules will apply if the Fund borrows to make certain types of investments or borrows to redeem Units or make other distributions to Limited Partners. In addition, on October 31, 2003, the Canadian Department of Finance announced a tax proposal relating to the deductibility of losses (including investment losses) under the Canadian Act. Under the proposal, which is proposed to apply to taxation years beginning after 2004, a taxpayer will be considered to have a loss from a property for a taxation year only if, in that year it is reasonable to assume that the taxpayer will realize a cumulative profit from the property during the time that the taxpayer can reasonably be expected to hold the property, and for this purpose profit does not include capital gains (or capital losses). (A similar proposed rule applies to a loss from business.) If this proposal were to apply to the Fund or to the Canadian Limited Partners, deductions or losses otherwise available to them could effectively be denied. The proposal is still under consideration by the Canadian Department of Finance. On February 23, 2005, the Canadian Department of Finance announced that an alternative proposal to replace the previous proposal would be released for comment at an early opportunity.
      Taxation of the Canadian Limited Partners. Each Canadian Limited Partner will be required to include its share of the Fund’s income for a fiscal period in computing its income for the taxation year in which the fiscal period ends, whether or not the Canadian Limited Partner has received or will receive any distributions from the Fund and whether or not the Canadian Limited Partner has held Units throughout the fiscal period. For reasons similar to those given under “Certain U.S. Federal Tax Income Considerations — Taxation of U.S. Limited Partners” or by reason of application of special Canadian tax rules (including the proposed rules discussed under “Foreign Investment Entity and Non-Resident Trust Rules”), the Fund may have taxable income that is not matched by a corresponding receipt of cash. Subject to the “at-risk rules” described below, each Canadian Limited Partner will be permitted to deduct its share of the Fund’s loss for a fiscal period in computing its income for the taxation year in which the fiscal period ends. A Canadian Limited Partner’s share of the Fund’s income or loss for this purpose should generally be determined in accordance with the provisions of the Limited Partnership Agreement.
      A Canadian Limited Partner will be entitled to claim foreign tax credits for “business-income tax” and “non-business income tax” paid by the Canadian Limited Partners (or by the Fund on their behalf) to foreign (including U.S. federal and state) tax authorities in connection with foreign (including U.S.) source income of the Fund allocated to the Canadian Holder, subject to the detailed rules and limitations in the Canadian Act in that regard, which may limit the availability of the credits. To the extent that full foreign tax credits are not available, the Canadian Holder may be entitled in the alternative to a deduction in computing income for purposes of the Canadian Act.
      At-Risk Rules. The Canadian Act contains rules (the “at-risk rules”) which, in general, will limit the ability of a Canadian Limited Partner to deduct in a taxation year its share of any loss of the Fund for a fiscal period ending in that taxation year to its “at-risk amount” in respect of the Fund at the end of that fiscal period. Any losses of the Fund so restricted may be carried forward indefinitely and claimed as a deduction in computing the Canadian Limited Partner’s taxable income in any subsequent taxation year to the extent, generally, that such losses do not exceed the Canadian Limited Partner’s “at-risk amount” in respect of the Fund at the end of the last fiscal period of the Fund ending in that taxation year.
      In general, the “at-risk amount” of a Canadian Limited Partner at the end of a fiscal period of the Fund will be the amount by which the aggregate of the Canadian Limited Partner’s adjusted cost base of its Units at that time and its share of the Fund’s income for that fiscal period exceeds the aggregate of amounts owing by the Canadian Limited Partner (or a person or partnership not dealing at arm’s length with the Canadian Limited Partner) to the Fund or to a person or partnership not dealing at arm’s length with the Fund and any amount or benefit which the Canadian Limited Partner (or a person not dealing at arm’s length with the Canadian Limited Partner) is entitled, either immediately or in the future and either absolutely or contingently, to receive or obtain to protect it from loss in respect of its investment in the Fund.
      Disposition of Units. On the actual or deemed disposition of a Limited Partner’s interest in the Fund, including a redemption or repurchase by the Fund, a Canadian Limited Partner will generally realize a capital gain (or a capital loss) to the extent that the proceeds of disposition of the Units, net of any reasonable costs of disposition, exceed (or are exceeded by) the Limited Partner’s adjusted cost base of the Units. It is not clear whether or to what extent a Canadian Limited Partner would be entitled to claim a foreign tax credit for any U.S. tax paid in connection with a disposition.
      In general, the adjusted cost base of a Canadian Limited Partner’s Units at a particular time will be the original cost of the Units (determined in Canadian dollars at the date(s) of acquisition thereof) plus the aggregate of the Canadian Limited Partner’s allocated share of the income and the non-taxable portion of capital gains of the Fund for purposes of the Canadian Act for fiscal periods of the Fund ending before that time, less the aggregate of the Canadian Limited Partner’s share of the losses (other than any portion of such losses not deducted by reason of the application of the “at-risk rules”) and the non-allowable portion of any capital losses of the Fund for purposes of the Canadian Act for fiscal periods of the Fund ending before that time and distributions made to the Canadian Limited Partner by the Fund before that time (including tax distributions). In addition, the adjusted cost base of a Canadian Limited Partner’s Units will be reduced by the unpaid principal amount of any indebtedness of the Canadian Limited Partner (a “limited recourse amount”) for which recourse is limited, either immediately or in the future and either absolutely or contingently, and that can reasonably be considered to relate to the acquisition of the Canadian Limited Partner’s Units.
      If a Canadian Limited Partner’s adjusted cost base of its Units is negative at the end of a taxation year, the amount by which it is negative will be deemed to be a capital gain realized by the Canadian Limited Partner in that taxation year and the Canadian Limited Partner’s adjusted cost base of its Units will be increased by the amount of the deemed capital gain.
      Tax Treatment of Capital Gains and Losses. One-half of any capital gain (a “taxable capital gain”) must be included in income and one-half of any capital loss may be deducted only from taxable capital gains, in accordance with the rules in the Canadian Act.
      Tax Treatment of Dividends. Dividends from taxable Canadian corporations allocated by the Fund to Canadian Limited Partners will generally be treated for purposes of the Canadian Act in the same manner as dividends directly received from taxable Canadian corporations. Individuals would generally be eligible for gross-up and dividend tax credit treatment. Private corporations (that are not “specified financial institutions”) would generally be eligible for the inter-corporate dividend deduction, and would generally be subject to refundable Part IV tax at the rate of 33 1/3%. Dividends from corporations other than taxable Canadian corporations (including U.S. REITs structured as corporations) will be fully included in computing the income or loss of the Fund for purposes of the Canadian Act (regardless of whether or not they are treated as capital gains or otherwise subject to special treatment for U.S. tax purposes).
      Refundable Tax on Canadian-Controlled Private Corporations. A “Canadian-controlled private corporation” as defined in the Canadian Act, may be liable to pay, in addition to tax otherwise payable under the Canadian Act, a refundable tax of 6 2/3% determined by reference to its aggregate investment income

(other than dividends deductible in computing the corporation’s taxable income). For this purpose, investment income includes taxable capital gains.
      Alternative Minimum Tax. A Canadian Limited Partner who is an individual (other than certain trusts) may in certain circumstances be liable for alternative minimum tax under the Canadian Act. Among the factors that may give rise to alternative minimum tax are the realization of capital gains (or the allocation of capital gains by a partnership), and incurring carrying costs (such as interest expense) for a year in respect of the acquisition of a limited partnership interest that exceed the individual’s share of income of the partnership for that year.
      Filing Requirements. Each Canadian Limited Partner is responsible for filing its own Canadian tax return reporting the Canadian Limited Partner’s share of the income or loss of the Partnership and for paying all taxes, and paying all required tax installments. The Fund will not be obligated to provide to the Canadian Limited Partners all information with respect to the Fund that may be necessary to enable them to complete their Canadian tax returns, and accordingly the Canadian Limited Partners may have to complete their Canadian tax returns on an estimated basis. However, the Board may in its sole and absolute discretion respond to reasonable requests by Canadian Limited Partners for such information.
      There is no requirement that any Canadian Limited Partner (or any other partner) file an annual Canadian partnership information return for the Fund, provided that it does not carry on business in Canada (itself or through other partnerships) for purposes of the Canadian Act.
      Foreign Property Information Reporting. The Units of the Fund will be treated as “specified foreign property” for purposes of special foreign property information reporting rules in the Canadian Act. A Canadian Limited Partner whose cost amount of Units at any time in a year or fiscal period, together with the cost amount of other “specified foreign property” of the holder, exceeds CDN$100,000 will be required to file an information return in respect of such specified foreign property.
      No Tax Shelter Registration. The Canadian Act contains numerous provisions related to investment in a “tax shelter.” For this purpose, a “tax shelter” generally includes any property in respect of which it can reasonably be considered, having regard to statements or representations made or proposed to be made in connection with the property, that if a person were to acquire an interest in the property, then at the end of a taxation year that ends within 4 years after the date of acquisition, the total amounts or losses represented to be deductible in computing income in respect of the interest in the property would equal or exceed the cost of the property (as reduced by certain prescribed benefits). The Fund does not believe that the Units will fall within the definition of a “tax shelter” and accordingly does not propose to obtain a tax shelter identification number for the Fund.
BROKERAGE
      The Adviser, to the extent it places orders for the execution of portfolio transactions, and each Sub-Adviser will be responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage transactions with respect to their respective allocated Fund assets. Transactions on the great majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges generally involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded on a principal basis in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Transactions may also be executed on an agency basis in over-the-counter markets, which will involve the payment of negotiated or fixed commissions, when deemed consistent with the Fund’s brokerage policies.
      In selecting brokers to effect transactions on behalf of the Fund, the Adviser and each Sub-Adviser will be required to seek to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm’s risk in positioning a block of securities. Although the Adviser and each Sub-Adviser will generally be required to seek reasonably competitive commission rates, the Adviser and each Sub-Adviser will not necessarily pay the lowest commission available on each transaction. the Adviser and each Sub-Adviser have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.
      Consistent with the principle of seeking best price and execution, the Adviser and/or each Sub-Adviser may place brokerage orders on behalf of the Fund with brokers (including their affiliates) that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser and/or each Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser and/or each Sub-Adviser to the Fund and other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. Information and research received from such brokers will be in addition to, and not in lieu of the services required to be performed by the Adviser and/or each Sub-Adviser under the applicable investment advisory agreement. The expenses of the Adviser and/or each Sub-Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser and/or each Sub-Adviser or their respective affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is used by the Adviser and/or each Sub-Adviser in connection with the Fund. Conversely, the information provided to the Adviser and/or each Sub-Adviser by brokers and dealers through which other clients of the Adviser and/or each Sub-Adviser or their respective affiliates effect securities transactions may be useful to the Adviser and/or each Sub-Adviser in providing services to the Fund.
      The Fund’s portfolio turnover rate may result in brokerage expenses that may exceed those of other registered investment companies. A high turnover rate may also result in the realization of capital gains, including short-term gains which will be taxable to the partners as ordinary income. Transactions with any affiliated broker would be effected pursuant to procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, Section 17(e) and those procedures provide that when acting as broker for the Fund in connection with the sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (i) if the sale is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (ii) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.
GENERAL INFORMATION
Net Asset Value
      At the end of any quarter during which the Fund is conducting a Repurchase Offer, the Board shall cause the Fund to effectuate a reverse split of Units, if necessary, so that the net asset value per Unit is equal to at least $10,000.
Proxy Voting
      The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser. The Adviser will exercise the Fund’s vote with respect to Portfolio Funds in accordance with its proxy voting guidelines and procedures. The Adviser delegates to each Sub-Adviser the voting of proxies in respect of the Fund’s assets allocated to such Sub-Adviser in accordance with such Sub-Adviser’s proxy voting guidelines and procedures.

      Portfolio Funds that the Fund invests in are primarily private investment partnerships and similar investment vehicles, which are not voting securities. To the extent the Fund invests in Portfolio Funds that are voting securities, which would generally include mutual funds, the Fund’s primary consideration in voting portfolio proxies would be the financial interests of the Fund and Limited Partners.
      For the purpose of voting portfolio proxies relating to voting securities held by the Fund, if any, the Fund has adopted the Adviser’s proxy voting guidelines and procedures, which is attached as Annex A hereto.

      The Fund will be required to file Form N-PX, with its complete proxy voting record for the 12 months ended each June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, for the twelve months ended June 30. Once filed, the Fund’s Form N-PX filing will be available (i) without charge, upon request, by calling the Fund’s transfer agent at (800) 443-4306 and (ii) on the SEC’s website at www.sec.gov.
      The Adviser is responsible for the selection and ongoing monitoring of Sub-Advisers who provide the day-to-day portfolio management. The Fund has delegated proxy voting responsibility to the Adviser. Because the Adviser views proxy voting as a function that is integral to portfolio management, it has in turn delegated the proxy voting responsibility for each portion of the Fund to the Sub-Advisers who manage each portion of the Fund. The primary focus of the Fund’s proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. These policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Limited Partners:
Kiewit Investment Fund LLLP:
      We have audited the accompanying statement of assets and liabilities of Kiewit Investment Fund LLLP as of March 31, 2005 and the related statements of income and expenses and changes in partnership capital for the period from September 8, 2004 (the date of formation) to March 31, 2005. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kiewit Investment Fund LLLP as of March 31, 2005 and its income and expenses and changes in partnership capital for the period from September 8, 2004 (the date of formation) to March 31, 2005 in conformity with U.S. generally accepted accounting principles.

(signed) KPMG LLP
Boston, MA
May 26, 2005

KIEWIT INVESTMENT FUND LLLP
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

ASSETS
Cash	$100,000

Total assets	$100,000

Net assets, partnership capital (equivalent to $15,000 per unit, 6 2/3 units outstanding)	$100,000

See accompanying notes to financial statements

KIEWIT INVESTMENT FUND LLLP
STATEMENT OF INCOME AND EXPENSES
for the period from September 8, 2004 (date of formation)
to March 31, 2005

Interest income	$953
General and administrative expenses	(399)

Operating income	554

Net income	$554

See accompanying notes to financial statements

KIEWIT INVESTMENT FUND LLLP
STATEMENT OF CHANGES IN PARTNERSHIP CAPITAL
for the period from September 8, 2004 (date of formation)
to March 31, 2005

	Kiewit	Kiewit
	Investment	Finance
	Holdings Inc	Group Inc.	Total

Capital contributions	$25,000	$75,000	$100,000
Net income	139	415	554
Distributions to partners	(139)	(415)	(554)

Balance, March 31, 2005	$25,000	$75,000	$100,000

See accompanying notes to financial statements

KIEWIT INVESTMENT FUND LLLP
NOTES TO FINANCIAL STATEMENTS
March 31, 2005

1.	Organization
      Kiewit Investment Fund LLLP (the “Fund”) is a newly organized, non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was formed as a Delaware limited partnership on September 8, 2004 and is organized to qualify as an employees’ securities company under the 1940 Act and registered as a limited liability limited partnership on May 13, 2005. The Fund has had no operations to date other than the sale and issuance of one unit of its limited partnership interest for $25,000 to Kiewit Investment Holdings Inc. (the “General Partner”), a wholly-owned subsidiary of Kiewit Finance Group Inc. (“KFG”), and three units of its limited partnership interests for $75,000 to KFG, a wholly-owned subsidiary of Kiewit Corporation Inc. (“KC”). On March 11, 2005, the Fund declared a 1 2/3 for 1 split of its limited partnership units. As a result of the split, the General Partner holds 1 2/3 units and KFG holds 5 units.
      The Fund’s investment objective is long term capital growth with consideration given to consistency of returns. The Fund is designed as a long term investment vehicle primarily for current full-time and certain former employees of Peter Kiewit Sons’, Inc. (“Kiewit”) and its affiliated companies which are affiliates of the General Partner.

2.	Summary of Significant Accounting Policies

Use of Estimates:
      The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Cash:
      Cash represents amounts on deposit at a bank. Interest income on invested cash is accrued when earned.

Federal Income Tax:
      The Fund is a limited liability limited partnership and does not pay federal corporate income tax on its taxable income. Instead, the income, gain, loss and deduction of the Fund are allocated among the limited partners and the General Partner for tax purposes. Accordingly, no provision has been made for income taxes in the accompanying financial statements.

3.	Management Agreement
      Offit Hall Capital Management LLC (the “Adviser”) serves as the Fund’s primary investment adviser and provides investment management services to the Fund. The Adviser is responsible for developing, implementing and supervising the Fund’s investment program. The Adviser intends to: (i) select third-party investment advisers (which are referred to as “Sub-Advisers”) to invest the Fund’s assets directly on the Fund’s behalf and (ii) invest the Fund’s assets directly in public mutual funds and private investment funds managed by third parties, which are collectively referred to as “portfolio funds”. The Fund pays the Adviser an advisory fee computed as a percentage on an annual basis of the Fund’s assets invested in certain asset classes (which percentage varies between 0.125% and 0.55% depending on the asset class), determined as of the end of each quarter. The Fund will also directly bear advisory fees payable to Sub-Advisers and indirectly bear expenses charged by Portfolio Funds, including management fees and performance fees and allocations.

KIEWIT INVESTMENT FUND LLLP
NOTES TO FINANCIAL STATEMENTS — (Continued)

4.	Organization and Offering Costs
      Kiewit, the parent of KC, has agreed to bear all costs associated with the Fund’s organization and the initial offering of limited partnership units, estimated at $3 million.

5.	Fund Accounting and Administration
      J.P. Morgan Investor Services Co. and its affiliates provide various administrative, accounting, reporting, transfer agent and custodial services to the Fund. Fees for these services can vary based upon Fund activity and the number of Limited Partners.

6.	Related Parties
      At March 31, 2005, three directors of the Fund were also directors or officers of Kiewit.

PART C — OTHER INFORMATION

Item 25.	Financial Statements and Exhibits
      1. Financial Statements
      2. Exhibits:

(a)	Amended and Restated Limited Partnership Agreement of the Fund.

(b)	Form of By-laws of the Fund.**

(g)(1)	Investment Advisory Agreement between the Fund and Offit Hall Capital Management LLC.

(2)	Sub-Investment Advisory Agreement with Pzena Investment Management LLC.

(3)	Sub-Investment Advisory Agreement with Payden & Rygel Investment Counsel.

(4)	Sub-Investment Advisory Agreement with SSgA Funds Management, Inc.

(h)	Distribution Agreement with Quasar Distributors LLC

(i)	Global Custody Agreement with JP Morgan Chase Bank.

(j)	Fund Services Agreement with J.P. Morgan Investor Services Co.

(l)	Opinion and consent of Skadden, Arps, Slate, Meagher and Flom LLP.***

(n)(1)	Consent of KPMG LLP.

(2)	Opinion of Skadden, Arps, Slate, Meagher and Flom LLP.***

(3)	Consent of Alston & Bird LLP, United States tax counsel to the Fund.*

(4)	Consent of Blake, Cassels & Graydon LLP.*

(r)(1)	Code of Ethics of the Fund.

(2)	Offit Hall Capital Management LLC Code of Ethics.

(3)	Pzena Asset Management Inc. Code of Ethics.

(4)	Payden & Rygel Code of Ethics.

(5)	State Street Global Advisors Code of Ethics.

(6)	Quasar Distributors LLC Code of Ethics.

(s)(1)	Power of Attorney Ben E. Muraskin**

(2)	Power of Attorney Michael R. McCarthy*

(3)	Power of Attorney Philip J. Ruden*

(4)	Power of Attorney Kenneth E. Stinson*

(5)	Power of Attorney Robert D. Bates

*	Previously filed in the Fund’s Amendment No. 1 to its Registration Statement on March 4, 2005.

**	Previously filed in the Fund’s Amendment No. 2 to its Registration Statement on May 31, 2005.

***	To be filed by Amendment.

Item 26.	Marketing Arrangements
      None.

Item 27.	Other Expenses of Issuance and Distribution
      Peter Kiewit Sons’, Inc. has agreed to bear all expenses relating to the initial issuance and distribution of Units of the Fund.

Item 28.	Persons Controlled by or Under Common Control
      Upon conclusion of the offering of the Fund’s Units of limited partnership interest, it is anticipated that no person will be controlled by or under common control with the Fund.

Item 29.	Number of Holders of Securities
      State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.

(2)
(1)	Number of
Title of Class	Record Holders

Units of Limited Partnership	2

Item 30.	Indemnification
      See “Additional Information Regarding the Partnership Agreement” — “Limitation of Liability, Indemnification” in the prospectus.
      See “Investment Advisory and Other Services” in the statement of additional information for a description of the indemnification provisions in the Advisory Agreement and Sub-Investment Advisory Agreements.
      Pursuant to the Distribution Agreement with the Distributor, the Fund has agreed to indemnify the Distributor and its affiliates against any losses, claims, demands, liabilities, damages and expenses incurred by them arising out of or based upon any untrue, or alleged untrue, statement of material fact in the Fund’s registration statement or prospectus or certain other documents relating to the offering of Units, or arising out of omissions, or alleged omissions, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, other than information provided by the Distributor to the Fund.

Item 31.	Business and Other Connections of Investment Adviser
      Certain information required by this Item 30 with respect to the Investment Adviser and its manager and members may be found in the prospectus under “Management;” provided that other additional information with respect to the Investment Adviser may be found in the Investment Adviser’s Form ADV filed with the SEC pursuant to the Adviser’s Act; provided further that information required by this Item 30 with respect to Offit Hall Capital Management LLC, is incorporated by reference to Offit Hall Capital Management LLC ’s Form ADV, filed with the SEC pursuant to the Adviser’s Act (SEC File No. 801-49751).
      Copies of each Form ADV, as well the other information the Investment Adviser files with the SEC, may be inspected and copied at the SEC’s Public Reference Room at the SEC Headquarters Office, 450 Fifth Street, N.W., Room 1200, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Form ADV is also accessible through the internet at http://www.adviserinfo.sec.gov.

•	Payden & Rygel:

During the two fiscal years ended December 31, 2004, Payden & Rygel has engaged principally in the business of providing investment services to institutional clients. During such period, the other substantial business, professions, vocations or employments of the directors and officers of Payden & Rygel have been as set forth below. The principle business address of such persons is 333 South Grand Avenue, Los Angeles, California 90071, except as otherwise indicated below.

Name and Position with Adviser	Other Employment

Joan A. Payden	None
President, CEO and Director

Robin Creswell	Managing Director, Payden & Rygel
Managing Principal and Director	Global Limited

Edward S. Garlock	None
Managing Principal and Director

Asha B. Joshi	None
Managing Principal and Director

Brian W. Matthews	None
Managing Principal and Director

Christopher N. Orndorff	None
Managing Principal and Director

James P. Sarni	None
Managing Principal and Director

Mary Beth Syal	None
Managing Principal and Director

Scott J. Weiner	None
Managing Principal and Director

Laura K. Zimmerman	None
Managing Principal and Director

Item 32.	Location of Accounts and Records
      The accounts and records of the Fund will be maintained at 73 Tremont St., Boston MA 02108 Services Co.

Item 33.	Management Services
      None.

Item 34.	Undertakings
      The Fund undertakes to suspend the offering of its Units until it amends its prospectus if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
      The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

      The Fund undertakes:

A.	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1)	to include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(2)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

B.	that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

C.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, and State of Nebraska, on the 5th day of July, 2005.

KIEWIT INVESTMENT FUND LLLP

/s/ Robert L. Giles, Jr.

Name: Robert L. Giles, Jr.,

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Robert L. Giles, Jr. Robert L. Giles, Jr.		Principal Executive Officer	July 5, 2005

/s/ Denise A. Meredith Denise A. Meredith		Principal Financial Officer/ Principal Accounting Officer	July 5, 2005

** Robert D. Bates		Director	July 5, 2005

** Ben E. Muraskin		Director	July 5, 2005

* Michael R. McCarthy		Director	July 5, 2005

* Philip J. Ruden		Director	July 5, 2005

* Kenneth E. Stinson		Director	July 5, 2005

*By:	/s/ Tobin A. Schropp Tobin A. Schropp Attorney-in-Fact

**By:	/s/ Robert L. Giles, Jr. Robert L. Giles, Jr. Attorney-in-Fact